LETTER FROM THE PRESIDENT

Dear Fellow Touchstone Investor:

Thank you for investing through Touchstone. We are pleased to provide you with this update of the investment activity and performance of the Touchstone Variable Series Trust for the year ended December 31, 2001.*

Looking Back

The terrorist attacks of September 11 tested our nation and deeply affected us all. Now only time will reveal how much permanent change has transpired. The attacks and their aftermath weakened our domestic economy at a time when it was already in the midst of a cyclical slowdown. Yet despite the shock, a picture of strength and resiliency emerged. Investors on balance exhibited patience and perspective, our financial system continued to operate in an orderly fashion, and the U.S. economy, after initially experiencing some further contraction, began to display signs of improving fundamentals by year-end.

Nonetheless, navigating the investment markets proved extremely challenging in the recessionary environment that prevailed throughout 2001. Among the forces at work were declining profitability and capital spending in the face of sluggish demand, rising unemployment, slowing consumption and depressed exports. As a result, the sharp downturn begun in equity markets in 2000 continued in 2001. Both the Dow Jones Industrial Average and the Standard & Poor's 500 Index suffered their first sequential yearly declines since 1973-74.

Recognizing the sudden slowdown in economic growth as a significant threat to the U.S. and world economies, the Federal Reserve aggressively eased monetary policy. For fixed income investors, the unprecedented 11 interest rate cuts over the course of the year had a positive effect on bond performance. For equity investors, the massive easing triggered a surge in liquidity by year-end that ultimately should prove powerful medicine in restoring economic health.

Touchstone Highlights

Touchstone is committed to providing flexibility through a range of quality of investment offerings. As evidence of that commitment, the Touchstone Variable Series Trust grew by three funds in 2001. The new funds are:

     o The Touchstone Growth/Value Fund, which seeks long-term capital appreciation by investing in reasonably priced stocks of large- and mid-capitalization companies. The sub-advisor, Mastrapasqua & Associates, Inc., looks for companies whose valuations may not reflect their potential for accelerated earnings and cash flow growth.

     o The Touchstone Equity Fund, which seeks long-term growth of capital by investing in large capitalization companies believed to have growth prospects superior to the general market. Fort Washington Investment Advisors, Inc., the sub-advisor, focuses on companies selling at reasonable valuations compared to their expected revenue growth rate, cash flows and earnings.

     o The Touchstone Money Market Fund, which seeks high current income with liquidity and stability of principal. Also sub-advised by Fort Washington Investment Advisors, the fund holds U.S. dollar-denominated money market instruments. These may include certificates of deposit, bankers' acceptances, U.S. government obligations and short-term corporate debt obligations.

In addition, part of our commitment to you is to obtain the highest caliber of money managers possible, based upon our management and review process. New sub-advisors welcomed to the Touchstone Variable Series Trust in 2001 were Mastrapasqua & Associates and TCW Investment Management Company (TCW):

     o As noted above, Mastrapasqua & Associates is sub-advisor to the new Touchstone Growth/Value Fund. The Manager utilizes an investment style of buying growth companies at value prices to manage money for foundations, endowments, retirement plans, mutual funds, high net-worth individuals, and other institutions. Founded in 1993 and based in Nashville, Tennessee, Mastrapasqua & Associates manages over $2.5 billion in assets.

     o TCW is one of two sub-advisors to the Touchstone Emerging Growth Fund, co-managing the fund with Westfield Capital Management. The TCW group of companies has been providing investment management services for more than a quarter century. It manages both U.S. and global investments for a spectrum of clients with diverse objectives. TCW specializes in managing taxable and tax-exempt pools of capital for pension and profit sharing funds, retirement/health and welfare funds, public employee retirement funds, financial institutions, endowments and foundations, foreign investors and mutual funds. Established in 1981, TCW has over $80 billion in assets under management.

The Value of Professional Management

The magnitude of the year's economic, financial and psychological challenges was unprecedented for many investors. Tumultuous conditions and resultant market volatility obscured the investment outlook. That is why we strive to provide outstanding long-term professional investment management in the funds offered in the Touchstone Variable Series Trust. We carefully select time-tested managers who bring resources, experience and expertise to bear on your behalf every day. That is a considerable advantage in weathering the current climate, when the best investment models, methods and management teams stand out.

Looking Ahead

It is important to keep the current market environment in perspective and to consider the long-term composition and performance of your portfolio. Time in the market has proven to be key to any long-term investment strategy. Challenging times such as these reinforce the need to maintain a diverse portfolio, invest regularly and remain focused on achieving individual financial goals.

Even now, amid lingering uncertainty, signs for future optimism are emerging. Going forward, our Touchstone Variable Series Trust managers remain steadfastly focused on identifying opportunities upon which investors can capitalize. We endeavor to offer a long-term, disciplined approach to investment management that is well suited to helping you attain your goals.

Thank you again for the opportunity to work on your behalf. We appreciate your continued confidence. We look forward to strengthening relationships and serving your financial needs in the years ahead.

Best regards,

/s/ Jill T. McGruder

Jill T. McGruder

President and Chief Executive Officer

* Investment activity and performance of the Touchstone Variable Series Trust shown in the following financial report is for the funds underlying the investment options within the insurance product and does not reflect annual fees and charges imposed by such product.

For a prospectus containing more complete information on the Touchstone Variable Series Trust, including charges and expenses, please call 800.669.2796. Please read the prospectus carefully before investing or sending money. Fund availability varies by product.

  TOUCHSTONE INTERNATIONAL EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone International Equity Fund

The Touchstone International Equity Fund returned -29.7% in 2001, compared to a return of -21.2% for its benchmark, the MSCI EAFE Equity Index.

Credit Suisse Asset Management (CSAM), which manages the Fund, attributes the underperformance to a combination of unfavorable stock selection and country weightings in a particularly difficult market environment.

Stock selection was least effective in technology and consumer-related sectors. Although the Fund's holdings in these sectors were numerous and well-diversified across geographies, they nonetheless suffered in line with the periodically harsh derating of tech, telecommunications equipment and electronics shares globally. Names in health care and consumer staples, which were in the portfolio for their comparatively defensive characteristics, additionally detracted from performance.

Several country weightings versus EAFE fared poorly. These included an overweight allocation to Japan, which proved ill-timed in the context of volatility in the Japanese market; and underweights both in Continental Europe and the U.K., where future growth prospects appeared unattractive.

The most positive contributions to the Fund's return came from several sources. CSAM, for example, chose to commit assets to emerging markets, which meaningfully outperformed developed-market indices such as EAFE during 2001. Stock selection in France helped via strong positions in energy, banking, entertainment and telecommunications services. And currency translations were notably favorable for financial services, which was the largest single industry exposure in the portfolio.

Going forward, CSAM is moderately optimistic on the prospects for non-U.S. equity markets. The key word here is "moderately," which underscores that a measure of caution is appropriate, even for investors who believe that share prices are more likely to rise than fall. A global macroeconomic recovery may not occur as quickly or as strongly as is widely hoped, after all, and the post-September 11 war on terrorism may unfold in ways that will serve to keep a lid on overall market sentiment.

That said, CSAM sees good reasons for optimism:

     o U.S. macroeconomic growth--which holds the key to the strength of macroeconomic growth worldwide--appears to have bottomed and is poised to turn upward. Fresh data released since November paint a mixed picture, rather than the uniformly negative one that had prevailed in much of 2001.

     o The Federal Reserve's aggressive monetary stimulation is bubbling under the U.S. economy's surface and should start to bear fruit in the first half of 2002. Inflation is low, furthermore, which suggests that the Fed will feel little pressure to raise rates for a while.

     o The fact that stocks have already rebounded from their late-September lows does not mean that they're finished rising. In CSAM's view, markets still haven't gotten back to where they were even in the spring, implying that they still have room to run.

  TOUCHSTONE INTERNATIONAL EQUITY FUND

     o CSAM believes that U.S. equity valuations are reasonable on an absolute basis. If, as CSAM anticipates, corporate earnings growth keeps pace with GDP growth, then valuations probably will stay reasonable and thus continue to lure investors to stocks as an asset class.

[line chart data]

GROWTH OF A $10,000 INVESTMENT

   Touchstone        MSCI EAFE
   International     Equity Index
   Equity Fund       (Major Index)

        $10,000        $10,000
12/94     9,510         10,065
          9,140         10,260
          9,540         10,343
          9,970         10,782
12/95    10,028         11,228
         10,650         11,560
         10,890         11,752
         10,790         11,746
12/96    11,178         11,942
         11,349         11,763
         12,632         13,299
         13,187         13,214
12/97    12,827         12,187
         14,974         13,990
         15,850         14,148
         13,639         12,146
12/98    15,419         14,666
         15,165         14,880
         15,629         15,268
         16,424         15,949
12/99    21,043         18,669
         20,575         18,660
         19,879         17,932
         17,852         16,495
12/00    17,059         16,063
         14,044         13,870
         13,489         13,750
         11,315         11,831
12/01    11,997         12,657


[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
(29.7%)

Five Years
Ended
12/31/01
1.4%

Since
Inception
11/21/94
2.6%


Cumulative Total Return

Since Inception
11/21/94
20.0%

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

  TOUCHSTONE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 96.0%
  AUSTRALIA - 4.3%
  27,000   Australia and New
           Zealand Banking Group            $   246,095
  30,700   Brambles Industries Ltd.             163,408
  15,500   Rio Tinto Ltd.                       295,152
-------------------------------------------------------
                                                704,655
-------------------------------------------------------
  FINLAND - 2.3%
   8,021   Nokia OYJ                            206,992
   4,862   Upm-Kymmene                          161,387
-------------------------------------------------------
                                                368,379
-------------------------------------------------------
  FRANCE - 11.7%
   4,905   Alcatel                               83,920
   2,551   Alstom                                28,392
   2,991   Aventis SA                           212,556
   3,844   AXA                                   80,394
   1,852   Bnp Paribas                          165,857
     439   Cap Gemini                            31,726
   2,541   Carrefour Supermarche                132,234
     678   Compagnie De Saint Gobain            102,406
   1,953   Credit Agricole*                      30,960
   2,066   France Telecom SA                     82,662
     701   Groupe Danone                         85,579
   1,084   Lafarge SA                           101,328
     662   Pinault-Printemps-Redoute             85,301
   2,167   PSA Peugeot Citroen                   92,206
   4,503   Publicis Groupe                      119,376
   5,018   Suez                                 152,032
     468   Technip SA                            62,555
   1,046   Total Fina                           149,507
   1,782   Vivendi Universal                     97,658
-------------------------------------------------------
                                              1,896,649
-------------------------------------------------------
  GERMANY - 8.4%
     595   Allianz AG                           140,769
   3,133   BASF                                 116,558
   1,650   Bayer                                 52,637
   2,068   Deutsche Bank AG                     146,134
   2,569   Deutsche Telekom                      44,411
   3,351   E.On AG                              174,387
   9,039   Kamps                                 72,492
     656   Lion Bioscience*                      10,668
     370   Muenchener
           Rueckversicherungs-Gasellschaft      100,561
   4,863   Preussag                             119,602
     810   SAP AG                               106,255
   4,176   Siemans                              278,534
-------------------------------------------------------
                                              1,363,008
-------------------------------------------------------
  GREAT BRITAIN - 27.2%
   3,577   Amvescap Plc                          51,577
   7,600   Anglo American Plc ADR               114,836
   2,793   AstraZeneca Plc                      125,897
  23,750   BAE Systems Plc                      106,952
   8,741   Barclays Plc                         289,338
  50,243   Bg Group Plc                         204,690
   7,975   BOC Group Plc                        122,998
  49,770   Bp Amoco Plc                         386,698
  17,546   Brambles Industries Plc*              86,800
   4,039   BT Group Plc                          14,868



                                                 Value
   Shares                                      (Note 1)

  GREAT BRITAIN - Continued
  16,935   Centrica Plc                     $    54,702
   4,587   CGNU                                  56,396
   8,674   Compass Group Plc                     64,996
  19,875   Glaxo Smithkline Plc                 498,259
  54,995   Granada                              114,825
  28,897   Hsbc Holdings Plc                    338,884
  10,595   Lloyds TSB Group Plc                 115,001
   4,039   MM02 Plc*                              5,083
   7,255   Reuters Group                         71,781
  17,104   Royal Bank of Scotland Group Plc     416,099
  57,964   Safeway Plc                          269,880
  29,083   Shell Transport & Trading            199,730
   8,059   Six Continents Plc                    79,736
   5,530   Standard Chartered                    65,978
 215,542   Vodafone Group Plc                   563,721
-------------------------------------------------------
                                              4,419,725
-------------------------------------------------------
  HONG KONG - 5.3%
  14,000   Cheung Kong Holdings                 145,441
  34,000   China Mobil*                         119,700
  79,000   CNOOC                                 74,471
  11,165   Hang Seng Bank                       122,791
  18,100   Hutchison Whampoa                    174,686
  12,000   Sun Hung Kai Properties               96,960
  22,500   Swire Pacific-Class A                122,643
-------------------------------------------------------
                                                856,692
-------------------------------------------------------
  INDIA - 0.8%
  10,000   Reliance Industries, 144A, GDR       126,566
-------------------------------------------------------
  ITALY - 1.8%
   3,348   Assicurazione Generali                93,023
   8,492   Eni SPA                              106,327
  15,632   Telecom Italia Mobile                 87,311
-------------------------------------------------------
                                                286,661
-------------------------------------------------------
  JAPAN - 15.6%
  12,000   Asahi Breweries                      108,000
   5,000   Canon                                172,137
   3,000   Daikin Industries                     47,061
   3,900   Fanuc Co.                            166,122
   2,000   Fuji Photo Film                       71,450
   2,000   Honda Motor                           79,847
   4,100   ITO Yokado                           185,282
   3,000   Kao Corp.                             62,405
       8   Mitsubishi Tokyo Financial*           53,679
  13,000   Mitsui Fudosan Company                99,237
     800   Murata Manufacturing                  48,000
     900   Nintendo                             157,672
  31,000   Nippon Steel Corp.                    44,725
  27,000   Nippon Yusen Kabushiki Kaish          81,412
   9,000   Nomura Securities                    115,420
      10   NTT Docomo Inc.                      117,557
     300   Orix Corp.                            26,886
   4,000   Ricoh                                 74,504
     400   Rohm Company                          51,939
   1,000   Secom                                 50,229
   8,500   Sega*                                169,676
   4,000   Sharp                                 46,809
   1,000   Shin-Etsu Chemical Co.                35,954
   1,300   SMC Corp.                            132,382


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE INTERNATIONAL EQUITY FUND

Schedule of Investments continued

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  JAPAN - Continued
   1,400   Sony                             $    64,015
   3,000   Takeda Chemical Industries           135,802
   5,500   Toyota Motor                         139,389
-------------------------------------------------------
                                              2,537,591
-------------------------------------------------------
  MEXICO - 1.2%
   3,500   America Movil SA De CV ADR            68,180
   2,500   Cemex S.A. De CV, ADR                 61,750
   1,600   Telefonos De Mexico ADR               56,032
-------------------------------------------------------
                                                185,962
-------------------------------------------------------
  NETHERLANDS - 3.6%
   2,589   Abn Amro Holdings                     41,735
   6,083   Ing Groep NV                         155,245
   2,906   Koninklijke KPN NV                    84,626
   6,392   Philips Electronics NV               190,130
   6,369   Royal KPN NV*                         32,407
   2,506   VNU NV                                77,064
-------------------------------------------------------
                                                581,207
-------------------------------------------------------
  SINGAPORE - 1.2%
   9,000   DBS Group Holdings                    67,281
   9,000   Singapore Airlines                    53,630
  34,000   Singapore Tech Engineering            43,283
  31,000   Singapore Telecommunications          29,556
-------------------------------------------------------
                                                193,750
-------------------------------------------------------
  SOUTH AFRICA - 0.6%
   4,700   Nedcor Ltd. ADR                       97,331
-------------------------------------------------------
  SOUTH KOREA - 2.0%
   3,601   Kookmin Bank                         140,072
   3,200   Pohang Iron & Steel Ltd. ADR          73,600
     997   Samsung Electronics, 144A, GDR       105,886
-------------------------------------------------------
                                                319,558
-------------------------------------------------------
  SPAIN - 3.6%
  12,744   Banco Bilbao Vizcaya Argenta         157,851
  14,092   Banco Santander Central Hispano      118,165
   5,238   Endesa                                82,009
  17,208   Telefonica                           230,471
-------------------------------------------------------
                                                588,496
-------------------------------------------------------
  SWEDEN - 0.4%
  12,201   Ericsson                              66,237
-------------------------------------------------------
  SWITZERLAND - 5.2%
     847   Nestle                               180,767
   5,754   Novartis                             208,139
   2,159   Roche Holding                        154,242
   5,326   UBS AG - Registered*                 269,078
     162   Zurich Financial Services             38,041
-------------------------------------------------------
                                                850,267
-------------------------------------------------------
  TAIWAN - 0.8%
  14,100   United Microelectronics ADR          135,360
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $16,499,492)                          $15,578,094
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE  - 96.0%
(COST $16,499,492) (a)                      $15,578,094
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.0%                       647,606
-------------------------------------------------------
NET ASSETS - 100.0%                         $16,225,700
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $17,415,469, resulting in gross unrealized appreciation and depreciation of $362,405 and $2,199,780, respectively, and net unrealized depreciation of $1,837,375.
 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $232,452 or 1.43% of net assets (Note 6).
ADR - American Depository Receipt
GDR - Global Depository Receipt

Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 2001 was as follows:

  Industry                                    Percentage
   Sector                                     Net Assets

Banking                                              14.8%
Pharmaceuticals                                       8.2%
Oil & Gas                                             8.0%
Telephone Systems                                     6.8%
Financial Services                                    5.7%
Beverages, Food & Tobacco                             5.3%
Communications                                        5.2%
Electronics                                           4.4%
Insurance                                             3.5%
Electrical Equipment                                  3.4%
Heavy Machinery                                       2.9%
Transportation                                        2.8%
Metals                                                2.6%
Chemicals                                             2.5%
Retailers                                             2.5%
Automotive                                            1.9%
Media - Broadcasting & Publishing                     1.8%
Commercial Services                                   1.7%
Multiple Utilities                                    1.6%
Electric Utilities                                    1.5%
Real Estate                                           1.5%
Entertainment & Leisure                               1.4%
Forest Products & Paper                               1.0%
Industrial - Diversified                              1.0%
Computer Software & Processing                        0.8%
Advertising                                           0.7%
Aerospace & Defense                                   0.7%
Food Retailers                                        0.5%
Office Equipment                                      0.5%
Building Materials                                    0.4%
Airlines                                              0.3%
Health Care Providers                                 0.1%
Other assets in excess of liabilities                 4.0%
                                                   100.00%
----------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE EMERGING GROWTH FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Emerging Growth Fund

WESTFIELD CAPITAL MANAGEMENT, INC.

As we entered 2001 with the anticipation of further earnings disappointments and tempered guidance from corporate America, small capitalization and aggressive growth stocks were weak. Technology continued its rapid descent as corporate America cut capital budgets. Employee layoffs became the norm in the technology sector and added to the weakening economy. Westfield continued to focus on companies with the ability to grow earnings despite a slowing economy, continuing to be overweight healthcare, financials and energy.

During the spring of 2001, the market was challenging with the US economy slowing and earnings disappointments across industries. Healthcare and biotechnology stocks continued to put up strong earnings numbers despite the slowing economy. Lower interest rates helped financial holdings in the portfolio, primarily the fast growing niche banks. Our energy outlook continued to be positive, however, the supply/demand situation was not as attractive as it had been in early 2000. Seeing tremendous overcapacity in the technology sector, the portfolio remained underweight the group. With no one industry performing particularly well going into the summer, we continued to manage risk with our disciplined low price/earnings to growth rate style.

While the markets began to rally in October, the environment was difficult for stocks across the board as fundamentals continued to be weak. The Technology sector was the best performing group in the fourth quarter, as stocks rallied from low levels after a sharp sell-off in the 3rd quarter. Our technology exposure doubled during the 4th quarter, though we remain underweight versus the benchmarks. We continue to add selectively to our technology holdings, but only in what we consider well-managed companies where expected future earnings prospects justify current valuations.

The Energy sector staged an impressive rally in the 4th quarter after under-performing during the 3rd quarter. We believe the long-term supply/demand outlook is superb and, when the economy turns, the sector should benefit. We are selectively adding to the Consumer sector where several stocks are down to valuation levels that meet our buy criteria. These companies should benefit disproportionately from an economic upturn due to significant stimulus from Government spending and lower interest rates.

We remain quite optimistic as we enter 2002. Massive fiscal and monetary stimulus, lower energy prices and low inventory levels across industries, bodes well for the economy. In the past, the small cap growth sector has significantly outperformed as the economy comes out of recession. We like the way the product is positioned to benefit from a return to cyclical growth in 2002.

TCW INVESTMENT MANAGEMENT COMPANY

As we reflect upon the year just ended, we are hard pressed to find a comparable period: economic recession, tech-wreck debacle, and the September 11th tragedy. Despite these turbulent episodes in our history we successfully navigated the year and managed a significant performance gain for the portion of the Fund's portfolio that we manage. Our focus on stock picking along with a building up of the economic sensitive portion of the portfolio positioned us for a great year. Moreover we continue to believe portfolio, as it stands, should perform handsomely throughout 2002.

  TOUCHSTONE EMERGING GROWTH FUND

The Fund's portfolio staged a dramatic rebound during the quarter from September's sharp decline as terrorist and recession fears gave way to hopes for economic recovery. For the December quarter the TCW portion of the Touchstone Emerging Growth Fund's portfolio appreciated 30.29% versus a gain of 21.08% for the Russell 2000 Index.

Prior to the September 11 tragedy the U.S. economy was showing signs of bottoming following a year long period of near recession. We had started positioning the portfolio to benefit from an eventual economic recovery as the managements of many of our company holdings indicated their inventory levels had been reduced and end demand was picking up. Ironically, it now appears that the September shock should increase the odds for a recovery in 2002. The aggressive government policy decisions brought on by the September market correction should provide substantial stimulus to an economy at the inflection point of recovery. The Federal Reserve Board's interest rate reductions should encourage mortgage refinancing, thus funneling billions of incremental consumer dollars into the economy. Moreover, as we enter the New Year we can expect passage of the government's economic stimulus package.

During September's stock market correction, we continued to add to positions in the battered stocks of the travel and leisure industries: Southwest Airlines, Carnival Cruise Lines and Starwood Hotels. We also added Unisys, the information technology services provider, and Toll Brothers, the homebuilder. While we feel sanguine about the long-term fundamentals of our holdings, there is always risk that the economy remains stagnant for an indefinite period, thus retarding the revenue growth required for profit expansion at our companies. We believe this could force a temporary pull back in stock prices. However, given the attractive valuations of our portfolio holdings the risk-reward favors a strategy with an economic sensitive bent.

Periods of very strong outperformance in small and mid-cap stocks have historically begun in the middle of economic slowdowns. In the eight recessions since World War II, small caps have outperformed the Standard & Poor's 500 in seven out of eight periods following the end of a second quarter of recession. Through mid-2000, large-caps had enjoyed almost five years of outperformance. Since then small and mid caps have outperformed. Moreover, relative valuations of small and mid sized companies suggest this trend can continue.

As research driven value oriented investors we continue to take advantage of market inefficiencies to build a portfolio of solid companies with strong balance sheets and significant upside potential. We look forward to the next economic recovery cycle.

  TOUCHSTONE EMERGING GROWTH FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT

    Touchstone
    Emerging          Russell 2000
    Growth Fund       (Major Index)

        $10,000        $10,000
 12/94   10,100         10,268
         10,330         10,741
         10,980         11,738
         11,950         12,898
 12/95   12,077         13,177
         12,677         13,850
         13,266         14,543
         13,011         14,592
 12/96   13,425         15,351
         13,051         14,557
         15,482         16,917
         17,947         19,435
 12/97   17,945         18,784
         19,634         20,673
         18,970         19,709
         15,288         15,739
 12/98   18,533         18,306
         17,929         17,313
         21,362         20,005
         21,350         18,740
 12/99   27,198         22,197
         32,402         23,768
         33,689         22,869
         36,419         23,093
 12/00   35,253         19,377
         30,215         20,126
         35,131         23,001
         28,244         18,220
12/01    34,329         22,060



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
(2.6%)

Five Years
Ended
12/31/01
20.6%

Since
Inception
11/21/94
18.9%


Cumulative Total Return

Since Inception
11/21/94
243.3%


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

  TOUCHSTONE EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS

                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.1%
  ADVERTISING - 0.2%
   2,420   The Interpublic
           Group of Companies               $    71,487
-------------------------------------------------------
  AEROSPACE & DEFENSE - 0.4%
  12,400   Digital Think Inc.*                  133,920
-------------------------------------------------------
  AIRLINES - 3.0%
  20,300   Atlantic Coast Airlines Holdings*    472,787
  20,400   Skywest                              519,180
   5,300   Southwest Airlines Co.                97,944
-------------------------------------------------------
                                              1,089,911
-------------------------------------------------------
  BANKING - 8.4%
   3,500   Banknorth Group Inc.                  78,820
  25,800   East West Bancorp Inc.               664,350
  24,400   Greater Bay Bancorp                  697,352
  20,800   IndyMac Mortgage Holdings*           486,304
   3,300   Mellon Financial                     124,146
   6,900   Silicon Valley Bancshares*           184,437
  24,000   Southwest Bancorp of Texas*          726,480
   2,200   Valley National Bank                  72,490
-------------------------------------------------------
                                              3,034,379
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.6%
   2,200   CBRL Group                            64,768
   5,900   Hain Celestial Group Inc.*           162,014
-------------------------------------------------------
                                                226,782
-------------------------------------------------------
  CHEMICALS - 0.5%
   1,900   Minerals Technologies Inc.            88,616
   6,300   Solutia Inc.                          88,326
-------------------------------------------------------
                                                176,942
-------------------------------------------------------
  COAL - 1.2%
  18,500   Arch Coal Inc.                       419,950
-------------------------------------------------------
  COMMERCIAL SERVICES - 18.7%
  15,000   Administaff*                         411,150
   2,100   Anixter International Inc.*           60,921
  60,000   Career Education*                  2,056,800
  21,000   DeVry*                               597,450
  24,600   Forrester Research*                  495,444
  26,200   NDCHealth Corporation                905,210
  30,100   Quinttiles Transnational Corp.*      484,008
  16,000   Stericycle*                          974,080
   2,000   Valassis Communications Inc.*         71,240
  23,300   Waste Connections Inc.*              722,067
-------------------------------------------------------
                                              6,778,370
-------------------------------------------------------
  COMMUNICATIONS - 1.5%
  22,300   Advanced Fibre Communication*        394,041
   5,100   Charter Communications Inc.*          83,793
   3,600   Powerwave Technologies*               62,208
-------------------------------------------------------
                                                540,042
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 4.8%
   5,600   Gartner Group Inc., Class A*          65,464
   5,300   Macromedia*                           94,340
   2,200   Networks Associates Inc.*             56,870
  12,500   Precise Software Solutions*          258,250
   4,700   Renaissance Learning*                143,209
  25,800   Smartforce Plc ADR*                  638,550
   7,600   THQ*                                 368,372
   8,000   Unisys Corp.*                        100,320
-------------------------------------------------------
                                              1,725,375
-------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  COMPUTERS & INFORMATION - 0.2%
   3,500   Jabil Circuit*                   $    79,520
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.2%
   2,400   Estee Lauder                          76,944
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 4.1%
   4,500   American Power Conversion*            65,070
   1,800   Kla-Tencor Corp.*                     89,208
  20,500   Therma-Wave Inc.*                    305,860
  28,200   Wilson Greatbatch Technologies*    1,018,020
-------------------------------------------------------
                                              1,478,158
-------------------------------------------------------
  ELECTRONICS - 3.2%
   3,400   Arrow Electronics*                   101,660
   5,200   LSI Logic*                            82,056
   3,000   National Semiconductor*               92,370
   3,300   PerkinElmer                          115,566
  13,200   Read-Rite*                            87,252
   4,500   Tektronix Inc.*                      116,010
   5,100   Teledyne Technologies Inc.*           83,079
   5,800   Thermo Electron*                     138,388
   7,100   Varian Semiconductor*                245,589
   4,700   Vishay Intertechnology Inc.*          91,650
-------------------------------------------------------
                                              1,153,620
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.8%
   7,700   Metro-Goldwyn-Mayer Inc.*            168,630
  30,500   Six Flags Inc.*                      469,090
-------------------------------------------------------
                                                637,720
-------------------------------------------------------
  FINANCIAL SERVICES - 3.0%
   1,500   Legg Mason Inc.                       74,970
   2,400   Renaissancere Holdings Ltd.          228,960
  17,300   Seacor Smit Inc.*                    802,720
-------------------------------------------------------
                                              1,106,650
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 0.2%
   1,600   Martin Marietta Materials             74,560
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 5.0%
  29,200   Alliance Imaging Inc.*               356,240
   3,900   Cross Country*                       103,350
  23,900   Manor Care*                          566,669
   8,300   RehabCare Group*                     245,680
  33,700   Select Medical*                      541,896
-------------------------------------------------------
                                              1,813,835
-------------------------------------------------------
  HEAVY MACHINERY - 3.6%
   2,500   Cummins Inc.                          96,350
   2,500   Dover Corp.                           92,675
   3,900   Pall Corp.                            93,834
   3,400   Pentair Inc.                         124,134
  42,300   W-H Energy Services*                 805,815
   2,700   York International                   102,951
-------------------------------------------------------
                                              1,315,759
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.2%
   1,600   Toll Brothers*                        70,240
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.2%
   2,300   Rohm & Haas Company                   79,649
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.7%
   9,400   Armor Holdings Inc.*                 253,706
   8,700   Brooks Automation Inc.*              353,829
-------------------------------------------------------
                                                607,535
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE EMERGING GROWTH FUND

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued

  INSURANCE - 4.9%
  12,600   Converium Holding ADR*           $   307,440
  12,000   Everest Re Group Ltd.                848,400
   2,800   Health Net, Inc.*                     60,984
  12,800   Philadelphia Consolidated Holding*   482,688
   5,300   The Phoenix Companies*                98,050
-------------------------------------------------------
                                              1,797,562
-------------------------------------------------------
  LODGING - 0.9%
  14,000   Extended Stay America*               229,600
   3,400   Starwood Hotels & Resorts
           Worldwide Inc. REIT                  101,490
-------------------------------------------------------
                                                331,090
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 9.3%
   5,200   Belo Corp.                            97,500
  45,500   Entravision Communications,
           Class A*                             543,725
   3,800   Harte-Hanks Inc.                     107,046
   3,400   Hispanic Broadcasting Corporation*    86,700
  15,600   Information Holdings*                441,636
  39,000   Insight Communications*              942,240
  37,300   Mediacom
           Communications Corp.*                681,098
   1,900   Meredith Corp.                        67,735
   5,700   Readers Digest Association Inc.      131,556
  28,300   Sinclair Broadcast Group, Class A*   267,718
-------------------------------------------------------
                                              3,366,954
-------------------------------------------------------
  MEDICAL SUPPLIES - 1.8%
  66,700   PSS World Medical*                   544,272
   3,900   Teradyne*                            117,546
-------------------------------------------------------
                                                661,818
-------------------------------------------------------
  METALS - 0.5%
   8,600   AK Steel Holding Corp.                97,868
   3,600   Commscope Inc.*                       76,572
-------------------------------------------------------
                                                174,440
-------------------------------------------------------
  OIL & GAS - 6.6%
  71,800   Chesapeake Energy Corp.*             474,598
   3,200   Devon Energy                         123,680
   6,400   Ensco International Inc.             159,040
  13,900   Helmerich & Payne                    463,982
   2,900   Pride International Inc.*             43,790
  54,000   Superior Energy Services*            467,100
  45,176   Varco International Inc.*            676,736
-------------------------------------------------------
                                              2,408,926
-------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  PHARMACEUTICALS - 4.4%
  26,000   Albany Molecular Research*       $   688,740
  80,000   Medicines Company*                   927,200
-------------------------------------------------------
                                              1,615,940
-------------------------------------------------------
  RESTAURANTS - 1.9%
  16,300   CEC Entertainment Inc.*              707,257
-------------------------------------------------------
  RETAILERS - 3.7%
   4,000   AnnTaylor Stores Corp.*              140,000
  15,000   Cost Plus Inc.*                      397,500
   7,100   J.C. Penney Company Inc.             190,990
   3,900   RadioShack                           117,390
  11,300   Williams-Sonoma Inc.*                484,770
-------------------------------------------------------
                                              1,330,650
-------------------------------------------------------
  TRANSPORTATION - 0.4%
   5,400   Carnival Corp.                       151,632
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $28,350,933)                          $35,237,617
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 97.1%
(COST $28,350,933) (a)                      $35,237,617
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.9%                     1,067,611
-------------------------------------------------------
NET ASSETS - 100.0%                         $36,305,228
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $28,361,561, resulting in gross unrealized appreciation and depreciation of $8,049,217 and $1,173,161, respectively, and net unrealized appreciation of $6,876,056.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE SMALL CAP VALUE FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Small Cap Value Fund

The Touchstone Small Cap Value Fund increased 14.2% in calendar 2001. This result was substantially better than the benchmark, the Russell 2000 Index, which increased 2.5% for the year. The good performance is largely attributed to the rebound in the information technology sector as well as strong performance from both healthcare and consumer discretionary stocks.

Since its inception in May 1999, this fund has held a higher proportion of information technology stocks than the benchmark. As you know, this sector has suffered great price declines over the past two years from peak values. Nevertheless, Todd Investment Advisors, manager of the Fund, believed that the concentration in technology should be maintained as it reflects the increasing role played by this industry in the world economy. The decline in prices, particularly in early 2001, made the sector even more appealing.

A study of the history of our benchmark, the Russell 2000, shows that value stocks have outperformed growth stocks since 1984. The 10-year and 18-year returns for the Russell Value were 15.1% and 12.9%, while the Russell Growth returns for the same periods were 7.2% and 8.5%. This underperformance in small-cap growth stocks resulted in the selection of technology and healthcare companies by our dividend discount computer model and provided the pleasant result in 2001.

The model identifies companies, that are under-priced in comparison to their intrinsic value. This type of valuation is based upon the well-established principle that the worth of any investment is equal to the present value of all future payments to the owner. During the past year, the combination of significant underperformance in small-cap growth stocks coupled with our valuation discipline, led the portfolio to the overweight positions in both information technology and healthcare.

As an overall strategy, we strive to own a portfolio of companies which sell at a discount to their intrinsic values relative to the Russell 2000 benchmark. The chart presented below demonstrates this policy as well as price to earnings and growth rates relative to the benchmark. The chart reflects that the portfolio's superior projected growth is priced at a significant value discount to the Russell 2000 benchmark.

                            Price/
                           Intrinsic               P/E             EPS Growth
                             Value               (Norm)              (Higher
                        (Better Value)         (Lower P/E)        Proj. Growth)
                          ----------           ----------          -----------
 Touchstone Small
    Cap Value Fund            0.88              22.0x                19.0%
 Russell 2000                 1.43              32.2x                15.0%

  TOUCHSTONE SMALL CAP VALUE FUND

SMALL CAPS VS LARGE CAP STOCKS

Small company stocks lagged the performance of large company stocks for the 15 years ending in 1998. Large-cap stocks returned 17.9% for the period compared to the 11.0% return for small-cap stocks. In 1999, however, they began a three-year period of outperformance. We believe this is the start of a secular trend that may well last for several years. We may, in fact, see a repeat of the years between 1974 and 1983 when small company stocks outperformed for nine consecutive years. The values of small-cap stocks now are even more attractive than they were during that period.

Several studies show that small-cap stocks continue to outperform at the end of recessions, bear markets and Federal Reserve easing cycles. Thus, even following our strong performance in 2001, the Touchstone Small Cap Value Fund is still well positioned to take advantage of the upside potential in the small-cap sector.

[line chart data]

GROWTH OF A $10,000 INVESTMENT

     Touchstone                         Russell
     Small Cap         Russell 2000     2000 Value
     Value Fund        (Major Index)    (Minor Index)


5/99    $10,000        $10,000         $10,000
6/99     10,710         10,605          10,680
9/99     10,090          9,934           9,844
12/99    11,790         11,767           9,995
3/00     14,110         12,600          10,377
6/00     13,280         12,124          10,579
9/00     11,960         12,243          11,354
12/00     9,465         10,273          12,274
3/01      9,019         10,669          12,395
6/01     10,505         12,193          13,845
9/01      7,763          9,658          11,998
12/01    10,805         11,694          14,004



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
14.2%

Since
Inception
05/01/99
2.9%


Cumulative Total Return

Since Inception
05/01/99
8.1%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

  TOUCHSTONE SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.9%
  BANKING - 4.0%
   5,000   First Fed Financial *            $   128,150
   2,500   Flagstar Bancorp                      50,325
   7,000   Staten Island Bancorp                114,170
  10,000   Sterling Bancshares Inc.             125,200
-------------------------------------------------------
                                                417,845
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.5%
   6,500   United Natural Foods Inc.*           162,500
-------------------------------------------------------
  CHEMICALS - 0.6%
   5,000   Schulman                              68,250
-------------------------------------------------------
  COMMERCIAL SERVICES - 15.6%
  22,000   Keith Companies Inc.*                223,942
  70,400   Orchid Biosciences*                  387,200
   7,500   Pharmaceutical
           Product Development*                 242,325
   8,000   Right Management Consultants*        138,400
  15,000   SFBC International*                  307,500
   6,200   Wackenhut Corrections*                85,932
   4,700   Waste Connections Inc.*              145,653
  25,400   Workflow Management Inc.*            121,158
-------------------------------------------------------
                                              1,652,110
-------------------------------------------------------
  COMMUNICATIONS - 7.2%
  13,450   Audiovox Corp., Class A*             100,337
  10,000   Comtech Telecommunications*          124,000
  40,000   Corvis Corp.*                        129,200
  17,000   Gentner Communications*              283,560
  20,500   ONI Systems Corp.*                   128,535
-------------------------------------------------------
                                                765,632
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 4.0%
  34,300   Applix Inc.*                          48,020
  10,000   Efunds Corp.*                        137,500
   6,102   Lightbridge Inc.*                     74,139
   1,000   Quality Systems*                      16,310
  11,000   Tumbleweed Communications*            65,340
  13,400   Xeta Corp.*                           77,720
-------------------------------------------------------
                                                419,029
-------------------------------------------------------
  COMPUTERS & INFORMATION - 3.9%
  60,000   Dot Hill Systems *                   100,800
  10,000   MCSI Inc.*                           234,500
  19,180   Troy Group Inc.*                      77,679
-------------------------------------------------------
                                                412,979
-------------------------------------------------------
  ELECTRIC UTILITIES - 1.3%
   4,000   Black Hills Corp.                    135,360
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.2%
   7,000   Powell Industries Inc.*              131,390
-------------------------------------------------------
  ELECTRONICS - 11.1%
   4,700   Alliance Semiconductor Corp.*         56,776
   5,100   Excel Technology Inc.*                88,740
  15,450   Hauppauge Digital Inc.*               33,527
  53,100   MRV Communications Inc.*             225,144
  10,000   Pemstar Inc.*                        120,000
  22,350   Ramtron International Corp.*         100,352
   9,000   Storage Technology*                   86,760
  25,000   Stratos Lightwave Inc.*              153,750



                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - Continued
   4,500   Trimble Navigation*              $    72,945
  14,000   Ultratech Stepper Inc.*              231,280
-------------------------------------------------------
                                              1,169,274
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.8%
  10,000   Jakks Pacific*                       189,500
-------------------------------------------------------
  FINANCIAL SERVICES - 10.6%
  18,000   American Home Mortgage Holdings      217,800
   5,000   Capitol Federal Financial            104,200
   9,000   Doral Financial Corp.                280,890
   5,100   Glenborough Realty Trust, Inc. REIT   98,940
  15,000   Headwaters*                          171,900
   5,000   IStar Financial                      124,750
  11,000   Knight Trading Group*                121,220
-------------------------------------------------------
                                              1,119,700
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.0%
   4,900   Health Net Inc.*                     106,722
-------------------------------------------------------
  HEAVY MACHINERY - 6.8%
   8,000   Engineered Support Systems Inc.      273,680
  20,000   Entegris Inc.*                       219,200
   5,000   Insituform Technologies, Class A*    127,900
  37,300   Mechanical Technology Inc.*          102,202
-------------------------------------------------------
                                                722,982
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
   2,500   Quixote Corp.                         47,500
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.1%
   3,000   Armor Holdings Inc.*                  80,970
   2,000   Shuffle Master Inc.*                  31,340
-------------------------------------------------------
                                                112,310
-------------------------------------------------------
  INSURANCE - 4.1%
   2,500   Clark/Bardes Inc.*                    63,075
   3,000   Philadelphia Consolidated Holding*   113,130
   8,000   Scottish Annuity & Life Holding      154,800
   4,800   Selective Insurance Group            104,304
-------------------------------------------------------
                                                435,309
-------------------------------------------------------
  MEDICAL SUPPLIES - 3.9%
  38,400   Lasersight Inc.*                      23,808
  12,500   Lumenis Ltd.*                        246,250
   7,000   North American Scientific*            93,800
   3,000   Parexel International*                43,050
-------------------------------------------------------
                                                406,908
-------------------------------------------------------
  METALS - 1.3%
  11,000   Maverick Tube Corp.*                 142,450
-------------------------------------------------------
  OIL & GAS - 7.5%
   5,300   Energen Corp.                        130,645
   6,700   Key Productions Company Inc.*        113,900
  16,000   Seitel Inc.*                         217,600
   4,000   Tom Brown Inc.*                      108,040
   9,300   Unit Corp.*                          119,970
   7,000   Vintage Petroleum Inc.               101,150
-------------------------------------------------------
                                                791,305
-------------------------------------------------------
  PHARMACEUTICALS - 1.9%
  17,000   Hi-Tech Pharmacal Co. Inc.*          201,450
-------------------------------------------------------
  REAL ESTATE - 1.0%
  10,000   Anthracite Capital REIT              109,900
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE SMALL CAP VALUE FUND

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued

  RESTAURANTS - 1.8%
  12,000   Buca Inc.*                       $   194,520
-------------------------------------------------------
  RETAILERS - 3.5%
  26,300   Enesco Group*                        165,690
   6,000   J. Jill Group Inc.*                  129,180
   3,000   Wet Seal Inc.*                        70,650
-------------------------------------------------------
                                                365,520
-------------------------------------------------------
  TRANSPORTATION - 0.7%
  18,000   OMI Corp.*                            71,640
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $12,780,261)                          $10,352,085
-------------------------------------------------------



                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT MARKET VALUE  - 97.9%
(COST $12,780,261) (a)                      $10,352,085
-------------------------------------------------------
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.1%                       224,669
-------------------------------------------------------
NET ASSETS - 100.0%                         $10,576,754
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $12,906,220, resulting in gross unrealized appreciation and depreciation of $671,270 and $3,225,405, respectively, and net unrealized depreciation of $2,554,135.
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE GROWTH/VALUE FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Growth/Value Fund

This past year's markets and economy have been frustrating and difficult for all of us. The National Bureau of Economic Research (NBER) made it official when it declared that a recession began in March 2001. The U.S. economy remains weak and expectations for a near-term recovery are low. Although most pundits expect business activity to rebound in the second half of 2002, near-term and long-term prospects already appear to be improving.

In our opinion, the bear market ended on September 21 and we are now in the early stages of a new, broad-based bull market. The best investment opportunities today appear to be in equities. The post September 11 macroeconomic and political changes affecting the financial markets and our economy seem to be enduring.

The Fund's performance this past year was particularly affected by its technology and telecommunications holdings, initially continuing its decline from its peak in 2000, then strongly rebounding since September 21, 2001.

Although near-term financial market volatility persists, an upside bias appears to exist. The economy should begin to benefit from a host of factors that will mitigate the current weakness and set the stage for a healthy expansion. Manufacturing activity could be on the verge of a recovery, having been in recession for over one year with massive inventory liquidation. The Institute of Supply Management's (ISM) monthly manufacturing index (formerly known as the NAPM manufacturing survey) for December rose to its highest point since October 2000. The "new orders" category, a leading indicator for the whole index, jumped over six points to 54.9, its highest level since April 2000.

Consumption has stayed resilient during the downturn and reflects the consumer's improving financial condition throughout the year. Non-farm payrolls fell by $124,000 last month, their slowest pace of decline since August. Average hourly earnings rose 0.5% in December from November and stand 4.1% higher than they did one year ago, suggesting that workers are experiencing a healthy gain in income, one that can sustain consumer spending.

Falling energy prices, low interest rates, accelerating monetary growth, and tax relief have enhanced prospects for corporate cash flow increases in 2002. The geopolitical realignment allying the U.S. with Russia and China may be beneficial to our longer-term economic prospects for energy supplies and new markets for our goods.

The ability of stock prices to sustain the advances made, despite recent and economic stresses, (i.e. Enron, unemployment), highlights the resiliency of the equity market. Investors appear to be placing greater emphasis upon indications of improving rather than deteriorating trends. Overweighting in the healthcare and technology sectors in the portfolio has provided very good performance since September 21 and should serve us well at this early stage of the new bull market. We have also increased our weighting in the financial services sector and commenced investing in certain business services and transportation companies.

  TOUCHSTONE GROWTH/VALUE FUND

Although investors have suffered losses for the last two years, equities have not endured three straight yearly declines since the Great Depression. Given the unprecedented monetary stimulus and the positive fiscal packages working their way into the economy, 2002 should prove to be a rewarding year for investors.

Visit us online at www.VirtualMoneyManager.com for continuing commentary on events that are affecting the current capital markets.

[line chart data]

GROWTH OF A $10,000 INVESTMENT


         Touchstone
         Growth/Value   S&P 500
         Fund           (Major Index)

3/01     10,000         10,000
6/01     9,800          9,822
9/01     7,280          8,380
12/01    8,650          9,276


[legend data]:

Average Annual Total Return

Since Inception
05/01/01
(13.5%)



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 2001.

  TOUCHSTONE GROWTH/VALUE FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 95.9%
  AEROSPACE & DEFENSE - 2.0%
   2,500   Lockheed Martin                  $   116,675
-------------------------------------------------------
  BANKING - 4.6%
   3,500   Bank One                             136,675
   2,500   Citigroup                            126,200
-------------------------------------------------------
                                                262,875
-------------------------------------------------------
  BIOTECHNOLOGY - 9.8%
   2,200   Amgen Inc.*                          124,168
   2,600   Genentech Inc.*                      141,050
   2,500   Genzyme*                             149,650
   2,500   Invitrogen*                          154,825
-------------------------------------------------------
                                                569,693
-------------------------------------------------------
  BUILDING MATERIALS - 2.7%
   3,100   Home Depot                           158,131
-------------------------------------------------------
  CHEMICALS - 1.8%
   2,400   Pharmacia                            102,360
-------------------------------------------------------
  COMMERCIAL SERVICES - 4.8%
   3,000   Fedex*                               155,640
   1,700   Quest Diagnostics*                   121,907
-------------------------------------------------------
                                                277,547
-------------------------------------------------------
  COMMUNICATIONS - 0.9%
   2,200   Nokia OYJ ADR                         53,966
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 14.5%
   3,600   Brocade Communications
           Systems Inc.*                        119,232
   2,200   Electronic Data Systems              150,810
   1,900   Microsoft*                           125,875
  10,100   Oracle Corp.*                        139,481
   3,700   PeopleSoft Inc.*                     148,740
   3,500   Veritas Software *                   156,905
-------------------------------------------------------
                                                841,043
-------------------------------------------------------
  COMPUTERS & INFORMATION - 9.6%
   7,300   Cisco Systems*                       132,203
   8,800   EMC Corp.*                           118,272
   1,400   International Business Machines      169,344
  11,000   Sun Microsystems*                    135,740
-------------------------------------------------------
                                                555,559
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.3%
   3,400   Novellus Systems Inc.*               134,130
-------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - 10.8%
   2,700   Analog Devices*                  $   119,853
   3,050   Applied Materials*                   122,305
   3,400   Broadcom*                            138,958
   4,500   Intel                                141,525
   3,750   Texas Instruments Inc.               105,000
-------------------------------------------------------
                                                627,641
-------------------------------------------------------
  FINANCIAL SERVICES - 2.1%
   2,375   Merrill Lynch                        123,785
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.1%
   3,000   General Electric                     120,240
-------------------------------------------------------
  INSTRUMENTS-SCIENTIFIC - 2.1%
   2,000   Millipore                            121,400
-------------------------------------------------------
  MEDICAL SUPPLIES - 5.6%
   3,800   Applera                              149,226
   1,000   Teradyne*                             30,140
   3,700   Waters*                              143,375
-------------------------------------------------------
                                                322,741
-------------------------------------------------------
  PHARMACEUTICALS - 15.2%
   2,900   Biovail*                             163,125
   1,600   Eli Lilly & Co.                      125,664
   3,025   IDEC Pharmaceuticals*                208,513
   3,100   MedImmune Inc.*                      143,685
   2,800   Pfizer                               111,580
   3,900   Protein Design Labs Inc.*            127,920
-------------------------------------------------------
                                                880,487
-------------------------------------------------------
  RETAILERS - 5.0%
   3,700   Target                               151,885
   2,400   Wal-Mart Stores                      138,120
-------------------------------------------------------
                                                290,005
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $5,763,882)                           $ 5,558,278
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 95.9%
(COST $5,763,882) (a)                       $ 5,558,278
-------------------------------------------------------
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.1%                       234,733
-------------------------------------------------------
NET ASSETS - 100.0%                         $ 5,793,011
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $5,763,882, resulting in gross unrealized appreciation and depreciation of $279,605 and $485,209, respectively, and net unrealized depreciation of $205,604.
ADR - American Depository Receipt



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Equity Fund

The business cycle is alive and well. For the last two years, the equity markets have fought a losing battle against a slowing economy with corporate profits remaining elusive. But there are very encouraging signs that the economy has reached an inflection point, and that growth could return by the second half of the year. Scattered economic statistics announced during the final three months of 2001 foreshadowed an end to the recession, and encouraged a more positive investor outlook. Stock prices were also boosted by a rebound from the "oversold" market trough of September 21st. Three additional interest rate cuts by the Federal Reserve, totaling 1.5%, provided the assurance that the Fed would do everything it could to foster a recovery.

Believing that the worst was priced into the market in September, coupled with economic stimulus at historically high levels, we made several key purchases in the technology, retail, and financial sectors early in the fourth quarter. This proved to be a profitable strategy and led us to significant positive performance for that period.

We remain encouraged by recent trends in manufacturing, consumer confidence, stock market, interest rates, and productivity. Historically, stocks have performed very well when coming out of recessions aided by the immense liquidity from monetary policy and the profit margin enhancements achieved by re-organizations within corporate America. We are not, however, expecting the recovery to be a straight line. It will likely be a two-step-forward, one-step-back progression. We advocate patience and a watchful eye to achieve investment success in the New Year.

[line chart data]

GROWTH OF A $10,000 INVESTMENT

                                       S&P/Barra
      Touchstone      S&P 500          Growth
      Equity Fund     (Major Index)    (Minor Index)

3/01    $10,000        $10,000           $10,000
6/01      9,590          9,822             9,888
9/01      7,680          8,380             8,582
12/01     8,990          9,276             9,700


[legend data]:

Average Annual Total Return

Since Inception
05/01/01
(10.1%)




Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 2001.

  TOUCHSTONE EQUITY FUND

SCHEDULE  OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 92.2%
  ADVERTISING - 2.5%
   2,700   Omnicom                          $   241,245
-------------------------------------------------------
  AUTOMOTIVE - 1.5%
   2,600   Harley-Davidson Inc.                 141,206
-------------------------------------------------------
  BANKING - 2.6%
   5,000   Citigroup                            252,400
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.2%
   4,400   Pepsico                              214,236
-------------------------------------------------------
  BUILDING MATERIALS - 6.9%
   6,100   Home Depot                           311,161
   7,500   Lowes Company's Inc.                 348,075
-------------------------------------------------------
                                                659,236
-------------------------------------------------------
  COMMERCIAL SERVICES - 4.1%
   2,250   Apollo Group, Inc., Class A*         101,272
   9,000   Concord EFS Inc.*                    295,020
-------------------------------------------------------
                                                396,292
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 12.5%
   5,200   Brocade Communications
           Systems Inc.*                        172,224
   6,100   Microsoft*                           404,125
   6,000   Siebel Systems Inc.*                 167,880
   9,200   SunGard Data Systems Inc.*           266,156
   4,100   Veritas Software*                    183,803
-------------------------------------------------------
                                              1,194,188
-------------------------------------------------------
  COMPUTERS & INFORMATION - 6.6%
  12,900   Cisco Systems*                       233,619
   3,250   International Business Machines      393,120
-------------------------------------------------------
                                                626,739
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.7%
   2,800   Colgate-Palmolive Co.                161,700
-------------------------------------------------------
  ELECTRONICS - 7.5%
   6,000   Analog Devices*                      266,340
  10,000   Intel                                314,500
   3,000   Qlogic*                              133,530
-------------------------------------------------------
                                                714,370
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.6%
   4,800   AOL Time Warner Inc.*                154,080
-------------------------------------------------------
  FINANCIAL SERVICES - 3.8%
   3,400   Federal Home Loan
           Mortgage Corporation                 222,360
   3,200   SEI Investments Co.                  144,352
-------------------------------------------------------
                                                366,712
-------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  HEALTH CARE PROVIDERS - 1.9%
  10,100   Health Management
           Associates Inc.*                 $   185,840
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.0%
   7,100   General Electric                     284,568
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 4.3%
   7,000   Tyco International                   412,300
-------------------------------------------------------
  INSURANCE - 2.3%
   2,800   American International Group         222,320
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 2.3%
   5,500   Univision Communications Inc.*       222,530
-------------------------------------------------------
  MEDICAL SUPPLIES - 4.9%
   3,500   Baxter International                 187,705
   5,500   Medtronic Inc.                       281,655
-------------------------------------------------------
                                                469,360
-------------------------------------------------------
  PHARMACEUTICALS - 14.1%
   4,000   Amgen Inc.*                          225,760
   3,200   Cardinal Health                      206,912
   2,200   Forest Laboratories Inc.*            180,290
   1,600   Genentech Inc.*                       86,800
   5,650   King Pharmaceuticals Inc.*           238,035
   2,000   MedImmune Inc.*                       92,700
   8,000   Pfizer                               318,800
-------------------------------------------------------
                                              1,349,297
-------------------------------------------------------
  RETAILERS - 5.0%
   6,500   Bed Bath & Beyond Inc.*              220,350
   3,500   Best Buy Company*                    260,680
-------------------------------------------------------
                                                481,030
-------------------------------------------------------
  TELEPHONE SYSTEMS - 0.9%
   9,250   Broadwing*                            87,875
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $8,727,860)                           $ 8,837,524
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 92.2%
(COST $8,727,860) (a)                       $ 8,837,524
CASH AND OTHER ASSETS
NET OF LIABILITIES - 7.8%                       744,838
-------------------------------------------------------
NET ASSETS - 100.0%                         $ 9,582,362
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $8,743,073, resulting in gross unrealized appreciation and depreciation of $589,136 and $494,685, respectively, and net unrealized appreciation of $94,451.

The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE ENHANCED 30 FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Enhanced 30 Fund

The year 2002 will be a year of healing and recovery, both emotional and financial. Our war against the Bin Ladens of the world will go underground... bombing will be replaced by intelligence efforts, spies, and high tech surveillance. Normalcy will return. We believe the economy will begin a more sustained recovery in the second half of this year.

The world, in our opinion, is a different place since September 11th. Increased costs for transportation, maintaining inventories, security, and insurance will weigh on profit margins, and continued economic apprehension should diminish the pace of revenue growth.

Other than the 50% market collapse in 1973-1974, the 22% decline in the S&P 500 stock index over the last two years is the worst two calendar year period in the stock market since the depression of the 1930's. We expect inflation will decline slightly to 1.5%, which is the usual course after a recession, while treasury yields and mortgage rates remain at approximately the same levels. Dow earnings should recover about 25%, getting back up to the level of two years ago.

The year 2001 saw the popular S&P 500 Index experience an 11.9% negative total return, and the Dow Industrial Average was down 5.5%. Likewise, the Touchstone Enhanced 30 Fund had a 11.5% loss. The cumulative return over the last 32 months (since inception) is -8.9%, which compares favorably with the -11.9% for the S&P 500, but lagged the -3.0% return for the Dow.

It is interesting to note that over the last ten years, the Dow has returned more than the S&P 500... 14.9% versus 12.9%. Thus, the Dow Industrial Average remains a challenging benchmark.

The Touchstone Enhanced 30 Fund currently has eight substitutions. They include Bristol-Myers, Bank of America, Cisco Systems, Computer Sciences, El Paso Corp., Equity Office Prop., Kimberly-Clark and Pfizer. The stocks replaced include AT&T, Alcoa, Caterpillar, Eastman Kodak, General Motors, International Paper, Philip Morris and Procter & Gamble.

Our emphasis on growth and stability versus the Dow is demonstrated in the table below:

                                   Price
                                 Earnings         Projected         Earnings
                                   Ratio         EPS Growth        Variability
                                (Same P/E)     (Faster Growth)   (Less Cyclical)
                                 --------       ------------       -----------

 Touchstone Enhanced 30 Fund       23.0x            12%               0.12
 Dow Jones Industrial Average      23.0x            11%               0.15

  TOUCHSTONE ENHANCED 30 FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT


                        Dow Jones
         Touchstone     Industrial
         Enhanced       Average
         30 Fund        (Major Index)

5/99    $10,000        $10,000
6/99     10,160         10,169
9/99      9,600          9,581
12/99    10,599         10,656
3/00     10,569         10,124
6/00     10,308          9,685
9/00     10,358          9,873
12/00    10,286          9,999
3/01      9,255          9,156
6/01      9,457          9,734
9/01      8,144          8,201
12/01     9,109          9,289



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
(11.5%)

Since
Inception
05/01/99
(8.9%)


Cumulative Total Return

Since Inception
05/01/99
(8.9%)



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

  TOUCHSTONE ENHANCED 30 FUND

SCHEDULE OF  INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)
COMMON STOCKS - 99.7%
  AEROSPACE & DEFENSE - 7.3%
  10,900   Boeing                           $   422,702
  11,400   Honeywell International              385,548
-------------------------------------------------------
                                                808,250
-------------------------------------------------------
  BANKING - 8.6%
   8,100   Bank of America                      509,895
   8,666   Citigroup                            437,460
-------------------------------------------------------
                                                947,355
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 5.5%
   6,900   Coca-Cola                            325,335
  10,600   McDonald's                           280,582
-------------------------------------------------------
                                                605,917
-------------------------------------------------------
  BUILDING MATERIALS - 4.0%
   8,600   Home Depot                           438,686
-------------------------------------------------------
  CHEMICALS - 3.6%
   9,200   Du Pont (E.I.) De Nemours            391,092
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 6.3%
   4,400   Computer Sciences*                   215,512
   7,200   Microsoft*                           477,000
-------------------------------------------------------
                                                692,512
-------------------------------------------------------
  COMPUTERS & INFORMATION - 6.9%
   6,900   Cisco Systems*                       124,959
   7,400   Hewlett-Packard                      151,996
   4,000   International Business Machines      483,840
-------------------------------------------------------
                                                760,795
-------------------------------------------------------
  ELECTRONICS - 2.5%
   8,900   Intel                                279,905
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.9%
  10,000   Walt Disney Company (The)            207,200
-------------------------------------------------------
  FINANCIAL SERVICES - 6.8%
   7,830   American Express                     279,453
  12,839   J.P. Morgan Chase & Co.              466,697
-------------------------------------------------------
                                                746,150
-------------------------------------------------------
  HEAVY MACHINERY - 4.2%
   7,200   United Technologies                  465,336
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.8%
   7,600   General Electric                     304,608
-------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  HOUSEHOLD PRODUCTS - 3.6%
   6,600   Kimberly-Clark                   $   394,680
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 4.9%
   4,600   Minnesota Mining
           & Manufacturing (3M)                 543,766
-------------------------------------------------------
  MEDICAL SUPPLIES - 5.0%
   9,400   Johnson & Johnson                    555,540
-------------------------------------------------------
  OIL & GAS - 6.6%
   8,200   El Paso                              365,802
   9,296   Exxon Mobil                          365,333
-------------------------------------------------------
                                                731,135
-------------------------------------------------------
  PHARMACEUTICALS - 9.4%
   6,900   Bristol-Myers Squibb                 351,900
   5,400   Merck                                317,520
   9,200   Pfizer                               366,620
-------------------------------------------------------
                                              1,036,040
-------------------------------------------------------
  REAL ESTATE - 2.7%
   9,900   Equity Office Properties REIT        297,792
-------------------------------------------------------
  RETAILERS - 3.9%
   7,400   Wal-Mart Stores                      425,870
-------------------------------------------------------
  TELEPHONE SYSTEMS - 3.2%
   9,000   SBC Communications                   352,530
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $11,701,093)                          $10,985,159
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 99.7%
(COST $11,701,093) (a)                      $10,985,159
CASH AND OTHER ASSETS
NET OF LIABILITIES - 0.3%                        34,718
-------------------------------------------------------
NET ASSETS - 100.0%                         $11,019,877
-------------------------------------------------------

Notes to the Schedule of Investments:
 *   Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $11,701,093, resulting in gross unrealized appreciation and depreciation of $682,833 and $1,398,767, respectively, and net unrealized depreciation of $715,934.
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE VALUE PLUS FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Value Plus Fund

The Touchstone Value Plus Fund seeks to increase the value of Fund shares over the long term by primarily investing in common stock of larger companies which are believed to be priced lower than their true value. The Fund looks for companies with proven management, unique features or advantages, stable-to-improving fundamentals with a catalyst present to unleash the under-valuation.

The past twelve months have been a volatile period for the stock market and one in which the need for a patient and disciplined approach to stock investing could not have been more important. 2001 finished with a flurry as investors turned their attention from the tragedy of September 11th to an increased focus on higher earnings and an economic turnaround. Swift progress against those responsible for the attacks and an outpouring of patriotism have produced the seeds of recovery for the economy, the stock market and American spirits. Additionally, interest rate cuts provided assurance that the Fed would do everything that it could to foster a recovery. Coupled with promised fiscal stimulus investors have begun to focus on a more positive outlook.

The fourth quarter of 2001 posted the strongest returns in over two years with the S&P 500 Index up 10.7% and NASDAQ Composite up 30.1% for the quarter. The strong returns in the fourth quarter suggests that a rotation was underway from "safe earnings" stocks to economically sensitive companies expected to do well in the anticipated recovery, although they were not sufficient to put stocks into positive return territory for the entire year. The Fund's return for the year ended December 31, 2001 was -0.90%. This compares favorably with the returns of its benchmarks the S&P 500 Index and the S&P Barra Value Index, whose returns for the year were -11.88% and -11.71% respectively.

For 2001, the Fund's best performing sectors were Information Technology and Financials. Communication Services was the worst performing sector. The Fund remains diversified by sector with its largest weightings in Financials, Information Technology and Industrials.

As we move into 2002, it is imperative that companies begin to show the expected earnings growth that the market has discounted into stock prices. We will continue to search for companies that meet our strict criteria, with a focus on those that could benefit from an economic recovery. Currently, we believe that the biggest market risk is a delay in earnings' improvements. Therefore, we remain cautious about the prospects for the stock market until we see a confirmation that the earnings recovery is solidly underway.

  TOUCHSTONE VALUE PLUS FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT

         Touchstone                    S&P/Barra
         Value Plus    S&P 500         Value
         Fund          (Major Index)   (Minor Index)

5/98    $10,000        $10,000         $10,000
6/99      9,840         10,227           9,934
9/98      8,810          9,210           8,651
12/98    10,211         11,171          10,159
3/99     10,542         11,729          10,449
6/99     11,344         12,556          11,577
9/99     10,321         11,771          10,509
12/99    11,744         13,523          11,451
3/00     11,650         13,833          11,477
6/00     11,451         13,465          10,985
9/00     11,451         13,334          11,953
12/00    12,055         12,290          12,148
3/01     11,498         10,835          11,356
6/01     12,328         11,469          11,856
9/01     10,919          9,785           9,935
12/01    11,948         10,831          10,726


[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
(0.9%)

Since
Inception
05/01/98
5.0%


Cumulative Total Return

Since Inception
05/01/98
19.5%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1998.

  TOUCHSTONE VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 91.2%
  AEROSPACE & DEFENSE - 1.6%
   3,350   Honeywell International          $   113,297
-------------------------------------------------------
  AUTOMOTIVE - 2.8%
   3,225   Magna International, Class A         204,691
-------------------------------------------------------
  BANKING - 5.4%
   2,250   Bank of America                      141,637
   4,905   Charter One Financial                133,171
   3,525   North Fork Bancorp                   112,765
-------------------------------------------------------
                                                387,573
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 4.8%
   4,650   Anheuser Busch Cos Inc.              210,226
   3,300   Safeway Inc.*                        137,775
-------------------------------------------------------
                                                348,001
-------------------------------------------------------
  CHEMICALS - 2.0%
   3,300   Du Pont (E.I.) De Nemours            140,283
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.0%
   6,175   Computer Associates International    212,976
-------------------------------------------------------
  COMPUTERS & INFORMATION - 7.8%
   8,300   Hewlett-Packard                      170,482
   1,700   International Business Machines      205,632
   3,075   Lexmark International
           Group, Class A*                      181,425
-------------------------------------------------------
                                                557,539
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.9%
   5,350   CMS Energy                           128,560
   1,300   Dominion Resources                    78,130
-------------------------------------------------------
                                                206,690
-------------------------------------------------------
  ELECTRONICS - 5.3%
   2,800   Analog Devices*                      124,292
   5,950   Flextronics International *          142,740
   3,550   Intel                                111,647
-------------------------------------------------------
                                                378,679
-------------------------------------------------------
  FINANCIAL SERVICES - 7.4%
   4,382   Citigroup                            221,203
   1,725   Federal National
           Mortgage Association                 137,138
   1,100   Morgan Stanley Dean Witter            61,534
   1,350   USA Education                        113,427
-------------------------------------------------------
                                                533,302
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.9%
   7,400   Health Management
            Associates Inc.*                    136,160
-------------------------------------------------------
  HEAVY MACHINERY - 2.5%
   4,325   Ingersoll Rand                       180,828
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 3.1%
   3,675   Kimberly-Clark                       219,765
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 4.0%
   4,900   Tyco International                   288,610
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  INSURANCE - 7.7%
   4,400   Lincoln National                 $   213,708
   1,500   The Chubb Corporation                103,500
   2,000   Wellpoint Health Networks*           233,700
-------------------------------------------------------
                                                550,908
-------------------------------------------------------
  MEDICAL SUPPLIES - 1.1%
   1,500   Baxter International                  80,445
-------------------------------------------------------
  METALS - 4.8%
   4,400   Alcoa                                156,420
   7,675   Masco Corp.                          188,038
-------------------------------------------------------
                                                344,458
-------------------------------------------------------
  OIL & GAS - 7.2%
   1,300   Chevron Texaco                       116,493
   5,750   Conoco, Class A                      162,725
   2,046   Exxon Mobil                           80,408
   3,729   Transocean Sedco Forex               126,115
   1,150   Williams Companies (The)              29,348
-------------------------------------------------------
                                                515,089
-------------------------------------------------------
  PHARMACEUTICALS - 2.8%
   2,100   Bristol-Myers Squibb                 107,100
   1,600   Merck                                 94,080
-------------------------------------------------------
                                                201,180
-------------------------------------------------------
  RETAILERS - 4.9%
   4,200   CVS                                  124,320
   1,950   Federated Department Stores*          79,755
   5,000   RadioShack                           150,500
-------------------------------------------------------
                                                354,575
-------------------------------------------------------
  TELECOMMUNICATIONS - 2.6%
   2,000   SBC Communications                    78,340
   7,800   Worldcom Inc.*                       109,824
-------------------------------------------------------
                                                188,164
-------------------------------------------------------
  TELEPHONE SYSTEMS - 4.7%
   1,500   Alltel                                92,595
   8,900   Broadwing*                            84,550
   3,325   Verizon Communications               157,805
-------------------------------------------------------
                                                334,950
-------------------------------------------------------
  TRANSPORTATION - 0.9%
   2,150   US Freightways                        67,510
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $6,424,074)                           $ 6,545,673
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 91.2%
(COST $6,424,074) (a)                       $ 6,545,673
CASH AND OTHER ASSETS
NET OF LIABILITIES - 8.8%                       629,304
-------------------------------------------------------
NET ASSETS - 100.0%                         $ 7,174,977
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $6,473,911, resulting in gross unrealized appreciation and depreciation of $547,848 and $476,086, respectively, and net unrealized appreciation of $71,762.


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE GROWTH & INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Growth & Income Fund

Finishing a down year on a positive note, US equity markets roared back to life in the fourth quarter with the S&P 500 advancing 11% and the NASDAQ gaining more than 30%--its second-best quarter ever. Investors looked beyond current economic and corporate profit weakness, choosing to focus instead on the government's fiscal and monetary stimuli and success in the war on terrorism--events which, they believed, might lay the foundation for a near-term economic recovery. However, this late surge in the markets was not enough to overcome prior weakness as the S&P still declined 11.9% for the year.

For the moment, investors have chosen to focus on the positive despite mixed economic data. Stronger consumer confidence, housing, and manufacturing data overshadowed news of weak holiday sales, rising unemployment, and a contracting US GDP. Investors also remained sanguine about the federal government's fiscal policies while maintaining their faith in the Federal Reserve, whose 11 rate cuts in 2001 brought the Fed Funds rate from 6.50% to 1.75%--a forty-year low. Although Congress failed to pass an economic stimulus package, optimism over the effects of the Bush tax cut enacted earlier this year remained as well. For many investors the most welcome development was the country's success in the war on terrorism. The recent improvement in investor sentiment is in stark contrast to earlier in the year when concerns over the sluggish economy and waning corporate profitability resulted in heightened market volatility and declines in the averages.

In general, cyclical sectors such as materials and consumer discretionaries posted the best performance last year, while telecommunications and utilities lagged. Technology stocks continued to be quite volatile. This sector led the strong fourth quarter rally due to earnings reports that were better than modest expectations. S&P technology stocks advanced about 35% in the fourth quarter, however, the group still posted negative returns for the year and trailed the broad market.

Despite strong outperformance in the fourth quarter, growth stocks lagged value for the year on balance. In 2001, value shares outperformed growth shares by almost 15% (-5.6% for the Russell 1000 Value Index vs. -20.4% for the Russell 1000 Growth Index.) This represents the second straight year that large cap value shares have outperformed their growth counterparts, reversing strong outperformance by growth shares in 1998 and 1999.

The Touchstone Growth & Income Fund returned -5.3% in 2001, significantly outperforming the benchmark S&P 500 return of -11.9%.

The strong relative performance of the Fund was largely attributable to our value oriented investment approach. Our emphasis on lower valuation and higher yielding securities was generally well suited for the difficult market environment seen in the past year. Specific economic sectors that made larger contributions to value added were industrials and telecommunications. The Fund's industrial holdings, as a group, outperformed those of the S&P by a wide margin. Our positions in FedEx and Paccar Inc., both purchased later in the year, made solid contributions as they both appreciated more than 25% in the fourth quarter. Both stocks rallied following earnings announcements that were significantly better than consensus expectations. The Fund's underweighted position in the telecommunications area also helped relative performance. This was one of the poorer performing market sectors last year, down more than 12% as competitive pricing and a challenging business environment has generally had a negative impact on the earnings outlook for the group. The Fund's energy stocks had a slightly negative impact on relative performance for the period. Holdings in oil and gas exploration and production

  TOUCHSTONE GROWTH & INCOME FUND

companies such as Burlington Resources and Diamond Offshore Drilling lagged in the early part of the year and were sold due to deteriorating fundamentals.

We have been fairly active recently and have broadened the Fund's exposure to many companies and industries where exposure had been limited in the past due to valuation concerns. We believe the market has provided some exceptional opportunities to invest in quality companies that have been depressed in price. Indeed, many times investors' short-term fundamental concerns are wrongly translated. We have increased diversification given the third quarter market decline and the opportunities presented. Recent purchases included Adobe Systems, Avery Dennison, and Fleet Boston Financial. Additionally, we continue our efforts to improve overall quality, increase earnings growth and dividend yield, and lower the price/earnings ratio.

We continue to believe that 2002 will be a recovery year for the economy and equity markets. Several potential catalysts for economic growth are coming together. Continued easing by the Fed, tax cuts and rebates, and fiscal stimulus from Washington should all contribute to a rebound. Additionally, the consumer segment should benefit from lower energy prices and home mortgages refinanced at more favorable rates. For the moment, the market has responded positively to these events as investor sentiment has evolved to look over the valley toward a better environment in the new year. It seems that the fear of a deeper and longer recession stemming from the attacks has been replaced by a recognition that, though perhaps deeper than expected, the recession will probably not be prolonged. In fact, we do observe some strength in leading economic indicators. These economic factors combined with the heroic efforts of our military, and the coalition, suggest that better times lie ahead for the patient, disciplined investor.

[line chart data]

GROWTH OF A $10,000 INVESTMENT

         Touchstone
         Growth &        S&P 500
         Income Fund     (Major Index)

1/99     10,000         10,000
3/99     10,076         10,500
6/99     11,176         11,240
9/99      9,866         10,537
12/99    10,239         12,105
3/00     10,172         12,382
6/00      9,924         12,052
9/00     10,889         11,935
12/00    11,484         11,001
3/01     10,821          9,699
6/01     11,178         10,266
9/01      9,985          8,759
12/01    10,878          9,695


[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
(5.3%)

Since
Inception
01/01/99
2.8%


Cumulative Total Return

Since Inception
01/01/99
8.8%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on January 1, 1999.

  TOUCHSTONE GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 93.1%
  AEROSPACE & DEFENSE - 2.9%
  16,700   Honeywell International          $   564,794
  10,200   Textron                              422,892
-------------------------------------------------------
                                                987,686
-------------------------------------------------------
  APPAREL RETAILERS - 3.5%
  41,100   Limited, Inc.                        604,992
  28,700   Nordstrom Inc.                       580,601
-------------------------------------------------------
                                              1,185,593
-------------------------------------------------------
  AUTOMOTIVE - 0.9%
  22,500   Dana Corp.                           312,300
-------------------------------------------------------
  BANKING - 10.6%
  36,100   Amsouth Bancorp                      682,290
  10,600   Bank of America                      667,270
   4,800   FleetBoston Financial                175,200
  27,800   Key Corp.                            676,652
   6,900   Suntrust Banks Inc.                  432,630
  31,700   Wachovia                             994,112
-------------------------------------------------------
                                              3,628,154
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 9.1%
   8,900   Campbell Soup Co.                    265,843
  22,300   Conagra Foods Inc.                   530,071
   8,800   Heinz ( H.J. ) Co.                   361,856
  33,900   McDonald's                           897,333
   4,200   Philip Morris Companies Inc.         192,570
  38,500   Sara Lee Corp.                       855,855
-------------------------------------------------------
                                              3,103,528
-------------------------------------------------------
  CHEMICALS - 2.0%
   6,500   Avery-Dennison                       367,445
   9,300   Dow Chemical                         314,154
-------------------------------------------------------
                                                681,599
-------------------------------------------------------
  COMMERCIAL SERVICES - 3.8%
  29,200   Equifax Inc.                         705,180
  11,400   Fedex Corp.*                         591,432
-------------------------------------------------------
                                              1,296,612
-------------------------------------------------------
  COMMUNICATIONS - 0.5%
  26,400   Lucent Technologies                  166,056
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.2%
  12,600   Adobe Systems Inc.                   391,230
-------------------------------------------------------
  COMPUTERS & INFORMATION - 8.3%
  43,000   Compaq Computer                      419,680
   9,300   Dell Computer*                       252,774
  19,700   Diebold Inc.                         796,668
  23,000   Hewlett-Packard                      472,420
  23,900   Pitney Bowes Inc.                    898,879
-------------------------------------------------------
                                              2,840,421
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.6%
   6,750   Procter & Gamble                     534,127
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.0%
   6,100   Emerson Electric                     348,310
-------------------------------------------------------
  ELECTRONICS -5.7%
  34,700   Intel                              1,091,315
  10,200   Raytheon Company                     331,194
  25,020   Sanmina-SCI*                         497,898
-------------------------------------------------------
                                              1,920,407
-------------------------------------------------------
  FINANCIAL SERVICES - 9.0%
  13,600   Federal Home Loan
           Mortgage Corporation                 889,440



                                                 Value
   Shares                                      (Note 1)

  FINANCIAL SERVICES - Continued
  12,200   Federal National
           Mortgage Association             $   969,900
  14,200   J.P. Morgan Chase & Co.              516,170
  11,700   National City Corp.                  342,108
  10,000   Post Properties Inc. REIT            355,100
-------------------------------------------------------
                                              3,072,718
-------------------------------------------------------
  FOOD RETAILERS - 1.4%
  15,600   Albertson's                          491,244
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 2.7%
  35,100   Sonoco Products Co.                  932,958
-------------------------------------------------------
  HEAVY MACHINERY - 2.4%
  12,200   Applied Materials*                   489,220
   5,100   United Technologies                  329,613
-------------------------------------------------------
                                                818,833
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.8%
  22,400   Newell Rubbermaid Inc.               617,568
-------------------------------------------------------
  INSURANCE - 0.8%
   4,200   MGIC Investment                      259,224
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.9%
   9,700   Gannett Co. Inc.                     652,131
-------------------------------------------------------
  MEDICAL SUPPLIES - 1.7%
  17,300   Becton Dickinson & Company           573,495
-------------------------------------------------------
  METALS - 2.2%
  30,700   Masco Corp.                          752,150
-------------------------------------------------------
  OIL & GAS - 8.1%
  15,800   BP Amoco Plc ADR                     734,858
   4,700   Chevron Texaco                       421,167
  31,242   Exxon Mobil                        1,227,811
   6,300   Phillips Petroleum Co.               379,638
-------------------------------------------------------
                                              2,763,474
-------------------------------------------------------
  PHARMACEUTICALS - 4.3%
  15,700   Bristol-Myers Squibb                 800,700
  11,500   Merck                                676,200
-------------------------------------------------------
                                              1,476,900
-------------------------------------------------------
  RETAILERS - 2.2%
   5,300   Federated Department Stores*         216,770
  14,800   May Department Stores Co.            547,304
-------------------------------------------------------
                                                764,074
-------------------------------------------------------
  TELECOMMUNICATIONS - 1.5%
  36,200   Worldcom Inc.*                       509,696
-------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 0.6%
   5,100   VF Corp.                             198,951
-------------------------------------------------------
  TRANSPORTATION - 1.4%
  16,600   Burlington Northern Santa Fe         473,598
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $29,860,186)                          $31,753,037
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 93.1%
(COST $29,860,186) (a)                      $31,753,037
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.9%                     2,370,374
-------------------------------------------------------
NET ASSETS - 100.0%                         $34,123,411
-------------------------------------------------------

Notes to the Schedule of Investments:
 *   Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $29,991,158, resulting in gross unrealized appreciation and depreciation of $2,705,770 and $943,891, respectively, and net unrealized appreciation of $1,761,879.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BALANCED FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Balanced Fund

The Fund returned 2.7% in 2001, performing well in a difficult stock market environment. This performance compared with returns of -3.24% for the Lipper Balanced Fund Index and -11.9% for the S&P 500 Index. The Fund invests in value stocks and fixed income securities with an objective of growth of capital and income.

We achieved these results through good stock selection as well as through our investments in fixed income securities, which represented 34% of the Fund's net assets at December 31, 2001. The poor economic conditions which caused stocks to decline were a plus for quality fixed income securities, especially shorter and intermediate-term issues, helping bolster their prices. Our fixed income holdings include a diverse group of corporate and mortgage-backed securities.

Among the stocks owned by the Fund, Roper Industries was the top contributor to performance. The company makes analytical instrumentation products, industrial controls and fluid handling equipment and recently announced its ninth consecutive year of record sales and earnings. Dean Foods (formerly Suiza Foods), the nation's leading dairy products processor, was another major contributor. We began investing in Suiza early in the year and kept adding to our position because of its solid fundamentals, including its ability to increase revenues through market share gains in a consolidating industry. In December 2001, Suiza acquired Dean Foods, one of its major competitors, and adopted the Dean name because of its brand recognition. The combined company should benefit from cost efficiencies and from bringing the former Dean Foods' dairies up to the profitability of Suiza's dairies.

Other contributors included Apogent (laboratory consumables and equipment) and Lamar Advertising (billboard company). Lamar is the Fund's second largest position. Management continues to execute well in a difficult advertising environment and has moderated sales declines by adjusting compensation to promote increased penetration of existing and new accounts. The stock advanced sharply in the fourth quarter on prospects of an economic recovery.

The stock that detracted most was APW, an electronic enclosure outsource manufacturer. Based on our diminished outlook for the company's prospects, we eliminated the position in the fourth quarter. Other detractors included: CVS (retailers), Wells Fargo (banking) and McDonald's (fast food). Freddie Mac (mortgage securitization), the Fund's largest investment, was down modestly in the year. The stock reached a new 52-week high in October, then retreated due to investor concerns about the impact of potentially higher interest rates. We believe the company will deliver double-digit earnings growth in 2002 even if interest rates do rise. The stock is, in our view, significantly undervalued relative to the company's business fundamentals.

We purchase stocks priced below our estimate of their intrinsic value. Our largest new position was J.P. Morgan Chase. The company is a high-quality banking firm that not only should benefit as the economy recovers, but also stands to realize additional cost savings from the merger that created it in December 2000. Another purchase, El Paso Corp., produces and transports natural gas and converts it to electricity. We think the energy price outlook is strengthening through a combination of OPEC's renewed efforts to rein in production and the likelihood of increased energy demand as global economies recover.

  TOUCHSTONE BALANCED FUND

We purchased Cinergy, an undervalued gas/electric utility in the Midwest that derives the bulk of its revenues from regulated and quasi-regulated operations. Earnings have been hurt by a combination of unfavorable weather and the economic downturn, but should benefit as those conditions ameliorate. Cinergy has a dividend yield in excess of 5%, providing a solid return on top of the potential for appreciation. Another purchase, Canadian National, in our view, is one of the best-managed, highest-return Class 1 railroads in North America. In the technology sector, we bought Dell (computers), EMC (data storage) and Amkor Technology (semiconductor packaging and test services).

We believe that most of our companies have proactively managed the past year's economic downturn by aggressively cutting costs, consolidating plants, restructuring and/or changing incentives. In fact, we look for companies that have the ability to adjust and compete in all economic environments. This philosophy should continue to benefit the Fund in 2002 regardless of the timing and degree of economic recovery.

[line chart data]


GROWTH OF A $10,000 INVESTMENT

                                                       Blend:
                                                       60% S&P 500 -
                                     Lehman            40% Lehman
      Touchstone                     Brothers          Brothers
      Balanced       S&P 500         Aggregate Bond    Aggregate
      Fund           (Major Index)   (Major Index 2)   (Minor Index)

        $10,000        $10,000         $10,000         $10,000
12/94    10,170         10,148          10,069          10,117
         10,780         11,136          10,577          10,910
         11,842         12,200          11,221          11,800
         12,576         13,169          11,442          12,454
12/95    12,668         13,962          11,929          13,118
         13,109         14,711          11,718          13,442
         13,276         15,371          11,784          13,834
         13,737         15,846          12,002          14,200
12/96    14,793         17,167          12,362          15,082
         14,701         17,628          12,293          15,297
         16,183         20,705          12,745          17,103
         17,206         22,256          13,168          18,109
12/97    17,546         22,895          13,556          18,644
         18,750         26,089          13,767          20,305
         18,851         26,950          14,088          20,901
         17,127         24,269          14,684          20,031
12/98    18,500         29,437          14,733          22,556
         18,646         30,908          14,658          23,185
         19,799         33,087          14,529          24,080
         18,924         31,019          14,629          23,236
12/99    20,279         35,635          14,611          25,263
         20,602         36,452          14,933          25,864
         20,882         35,483          15,192          25,628
         21,602         35,140          15,651          25,804
12/00    22,857         32,390          16,310          25,012
         22,440         28,550          16,804          23,512
         23,098         30,221          16,898          24,403
         22,119         25,785          17,678          22,634
12/01    23,469         28,541          17,684          24,082



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
2.7%

Five Years
Ended
12/31/01
9.7%

Since
Inception
11/21/94
12.7%


Cumulative Total Return

Since Inception
11/21/94
134.7%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

  TOUCHSTONE BALANCED FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 60.4%
  ADVERTISING - 3.2%
  15,100   Lamar Advertising*               $   639,334
   4,827   WPP Group                            260,175
-------------------------------------------------------
                                                899,509
-------------------------------------------------------
  AUTOMOTIVE - 0.7%
   3,900   Oshkosh Truck                        190,125
-------------------------------------------------------
  BANKING - 5.3%
   6,666   Citigroup                            336,500
  11,948   FleetBoston Financial                436,102
   4,500   Household International              260,730
  10,800   Wells Fargo                          469,260
-------------------------------------------------------
                                              1,502,592
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.2%
   6,500   Dean Foods*                          443,300
  17,400   McDonald's Corp.                     460,578
-------------------------------------------------------
                                                903,878
-------------------------------------------------------
  CHEMICALS - 1.8%
   9,200   Cambrex                              401,120
   2,500   Pharmacia                            106,625
-------------------------------------------------------
                                                507,745
-------------------------------------------------------
  COMMERCIAL SERVICES - 0.5%
   9,000   Quinttiles Transnational Corp.*      144,720
-------------------------------------------------------
  COMMUNICATIONS - 0.7%
   7,000   EchoStar Communications*             192,290
-------------------------------------------------------
  COMPUTERS & INFORMATION - 1.2%
   5,600   Dell Computer*                       152,208
  13,000   EMC Corp.*                           174,720
-------------------------------------------------------
                                                326,928
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.2%
   4,000   Avon Products                        186,000
   4,200   Gillette                             140,280
-------------------------------------------------------
                                                326,280
-------------------------------------------------------
  ELECTRIC UTILITIES - 3.3%
   5,000   Cinergy                              167,150
   7,000   Duke Energy                          274,820
  10,200   Exelon                               488,376
-------------------------------------------------------
                                                930,346
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.6%
   2,200   Eaton                                163,702
-------------------------------------------------------
  ELECTRONICS - 2.1%
  11,000   Amkor Technologies Inc.*             176,330
   8,500   Arrow Electronics*                   254,150
   8,726   Vishay Intertechnology Inc.*         170,157
-------------------------------------------------------
                                                600,637
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.6%
   3,500   AOL Time Warner Inc.                 112,350
  20,000   Mattel                               344,000
-------------------------------------------------------
                                                456,350
-------------------------------------------------------
  FINANCIAL SERVICES - 4.2%
   9,900   Federal Home Loan
           Mortgage Corporation                 647,460
  11,300   J.P. Morgan Chase & Co.              410,755
   6,500   Prologis Trust REIT                  139,815
-------------------------------------------------------
                                              1,198,030
-------------------------------------------------------
  FOOD RETAILERS - 1.0%
  13,500   Kroger Company (The)*                281,745
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  HEAVY MACHINERY - 3.4%
   4,000   Parker Hannifin                  $   183,640
  22,066   Sybron Dental Specialties*           476,184
   9,000   Varian, Inc.*                        291,960
-------------------------------------------------------
                                                951,784
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 4.0%
  14,000   Apogent Technologies*                361,200
  11,700   Carlisle Companies                   432,666
   6,800   Roper Industries                     336,600
-------------------------------------------------------
                                              1,130,466
-------------------------------------------------------
  INSURANCE - 4.1%
   5,300   Everest Re Group                     374,710
   9,000   John Hancock Financial Services      371,700
   5,500   Principal Financial Group*           132,000
   2,900   XL Capital, Class A                  264,944
-------------------------------------------------------
                                              1,143,354
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.4%
   4,527   Clear Channel Communications*        230,470
   7,000   Emmis Communications, Class A*       165,480
-------------------------------------------------------
                                                395,950
-------------------------------------------------------
  MEDICAL SUPPLIES - 1.8%
  12,000   Thermo Electron*                     286,320
   1,753   Viasys Healthcare Inc.*               35,428
   5,000   Waters Corp.*                        193,750
-------------------------------------------------------
                                                515,498
-------------------------------------------------------
  METALS - 1.0%
   7,500   Alcan                                269,475
-------------------------------------------------------
  OIL & GAS - 4.8%
   6,300   Anadarko Petroleum                   358,155
   2,541   Chevron                              227,699
   5,500   El Paso Corp.                        245,355
   4,000   Piedmont Natural Gas                 143,200
   6,500   Transocean Sedco Forex               219,830
   7,000   Vectren                              167,860
-------------------------------------------------------
                                              1,362,099
-------------------------------------------------------
  PHARMACEUTICALS - 1.8%
   2,800   American Home Products               171,808
   3,000   Bristol-Myers Squibb                 153,000
   5,500   Schering-Plough                      196,955
-------------------------------------------------------
                                                521,763
-------------------------------------------------------
  RESTAURANTS - 0.6%
   6,000   Jack In The Box Inc.*                165,240
-------------------------------------------------------
  RETAILERS - 2.4%
  13,000   CVS                                  384,800
  11,000   Dollar General                       163,900
   8,200   GAP Stores (The)                     114,308
-------------------------------------------------------
                                                663,008
-------------------------------------------------------
  TELEPHONE SYSTEMS - 3.5%
  10,000   SBC Communications                   391,700
   6,500   Sprint Corp.                         130,520
  34,000   Worldcom Inc.*                       478,720
-------------------------------------------------------
                                              1,000,940
-------------------------------------------------------
  TRANSPORTATION - 0.5%
   3,000   Canadian National Railway            144,840
-------------------------------------------------------
  UTILITIES - 0.5%
   6,500   Nisource                             149,890
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $15,580,798)                          $ 17,039,18
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BALANCED FUND

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

ASSET-BACKED SECURITIES - 2.1%
  ELECTRIC UTILITIES - 2.1%
$576,709   PECO Energy
           Transition Trust,
           Series 1999-A,
           Class A2          5.63% 03/01/05 $   588,961
-------------------------------------------------------
  HOUSING - 0.0%
  16,099   Access Financial
           Manufacture
           Housing Contract
           Trust, Series
           1995-1, Class A3  7.10% 05/15/21      16,714
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $592,394)                              $  605,675
-------------------------------------------------------
CORPORATE BONDS - 18.2%
  BANKING - 3.8%
 250,000   BB&T              7.25% 06/15/07     268,572
 250,000   Chase Manhattan   7.25% 06/01/07     267,703
 500,000   Household
           Finance          7.875% 03/01/07     537,257
     681   Nykredit          6.00% 10/01/26          80
-------------------------------------------------------
                                              1,073,612
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.6%
 160,000   Coca-Cola Femsa   8.95% 11/01/06     178,400
-------------------------------------------------------
  ELECTRIC UTILITIES - 1.5%
 400,000   Tennessee Valley
           Authority         5.00% 12/18/03     413,121
-------------------------------------------------------
  FINANCIAL SERVICES - 4.0%
 500,000   GMAC              7.20% 01/15/11     500,925
 575,000   Morgan Stanley
           Dean Witter       7.75% 06/15/05     628,002
-------------------------------------------------------
                                              1,128,927
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.9%
 550,000   Tyco International
           Group             5.80% 08/01/06     550,422
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.7%
 500,000   CSC Holdings     7.625% 07/15/18     475,050
-------------------------------------------------------
  METALS - 1.1%
 300,000   AK Steel         9.125% 12/15/06     306,750
-------------------------------------------------------
  OIL & GAS - 1.9%
 500,000   Pemex Project
           Funding Master
           Trust            9.125% 10/13/10     530,000
-------------------------------------------------------
  TELEPHONE SYSTEMS - 1.7%
 500,000   Verizon
           Pennsylvania      5.65% 11/15/11     479,352
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $5,001,231)                           $ 5,135,634
-------------------------------------------------------
MUNICIPAL BONDS - 0.1%
  TRANSPORTATION - 0.1%
  30,000   Oklahoma
           City Airport      9.40% 11/01/10      34,601
-------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $31,189)                               $   34,601
-------------------------------------------------------



  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

MORTGAGE-BACKED SECURITIES - 11.6%
  FINANCIAL SERVICES - 0.3%
$ 44,500   General Electric
           Capital Mortgage
           Services,
           Series 1994-10,
           Class A10         6.50% 03/25/24 $    45,564
  38,213   Merrill Lynch
           Mortgage
           Investors,
           Series 1995-C3,
           Class A3         7.089% 12/26/25      39,972
-------------------------------------------------------
                                                 85,536
-------------------------------------------------------
  U.S. GOVERNMENT & AGENCY OBLIGATIONS - 11.3%
 522,023   Federal National
           Mortgage
           Association       6.00% 01/01/14     522,979
   9,747   Federal National
           Mortgage
           Association       6.15% 10/25/07       9,824
 370,449   Federal National
           Mortgage
           Association      6.247% 03/17/21     382,115
 450,000   Federal National
           Mortgage
           Association       6.50% 04/29/09     456,195
 406,951   Federal National
           Mortgage
           Association       6.50% 12/01/12     414,863
 255,378   Federal National
           Mortgage
           Association       6.50% 07/18/28     249,634
 200,000   Federal National
           Mortgage
           Association      6.625% 11/15/30     209,240
 240,767   Federal National
           Mortgage
           Association       8.00% 01/01/30     252,038
 266,308   Government National
           Mortgage
           Association       4.00% 10/20/25     266,082
 408,932   Government National
           Mortgage
           Association       7.50% 09/15/30     422,989
-------------------------------------------------------
                                              3,185,959
-------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $3,214,141)                           $ 3,271,495
-------------------------------------------------------
SOVEREIGN GOVERNMENT  OBLIGATIONS - 1.7%
  GREAT BRITAIN - 0.7%
GBP   105,000  United Kingdom
               Treasury      8.00% 12/07/15     197,837
-------------------------------------------------------
  SOUTH AFRICA - 1.0%
ZAR 3,180,000  Republic of
               South Africa 13.00% 08/31/10     288,003
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT  OBLIGATIONS
(COST $817,693)                              $  485,840
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BALANCED FUND

Schedule of Investments continued

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

U.S. TREASURY OBLIGATIONS - 3.1%
$150,000   U.S. Treasury
           Bond             5.375% 02/15/31 $   147,891
 300,000   U.S. Treasury
           Bond              6.75% 08/15/26     338,695
 150,000   U.S. Treasury
           Bond              7.25% 08/15/22     176,531
 200,000   U.S. Treasury
           Note              3.00% 11/30/03     200,141
-------------------------------------------------------
                                                863,258
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $875,668)                             $   863,258
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE  - 97.2%
(COST $26,113,114) (a)                      $27,435,687
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.8%                       791,402
-------------------------------------------------------
NET ASSETS - 100.0%                         $28,227,089
-------------------------------------------------------

Notes to the Schedule of Investments:
 *   Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $26,242,643, resulting in gross unrealized appreciation and depreciation of $2,632,052 and $1,439,008, respectively, and net unrealized appreciation of $1,193,044.
REIT - Real Estate Investment Trust
GBP - Great Britain Pound
ZAR - South African Rand


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE HIGH YIELD FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone High-Yield Fund

The Touchstone High Yield Fund reported significant gains in the 4th quarter rebounding from September's worst monthly performance on record -6.4%. The Merrill Lynch High Yield Master returned +5.5% in the 4th quarter, comprising the majority of the year's +6.2% total return.

The quarter began with excessively wide credit spreads due to increased risks of a recession, partly due to the impact of the events of September 11th. However, expectations of stronger than originally anticipated GDP growth and renewed optimism among consumers and investors resulted in strong performance, particularly for the High Yield sector. Positive news on the War on Terrorism has also benefited these types of securities. It appears as if the Fed's rather aggressive monetary policy is beginning to positively impact the economy and the capital markets. The sell-off in the Treasury market would seem to support the transition from the risk of recession to the risk of growth induced inflation.

While 2001 ended with significant strength, most High Yield managers suffered a difficult year, primarily due to the rather aggressive risk posture of the majority of High Yield managers. The median High Yield fund manager underperformed the stock market considerably through the fourth quarter of 2001. This return profile reaffirms our philosophy of concentrating on the higher quality segment of the High Yield market. The proper alignment of risk and return continues to be the cornerstone of our High Yield philosophy.

Our proper alignment of risk and return allowed for continued outperformance during the fourth quarter. The Touchstone High Yield Fund's performance compares very favorably to the Merrill Lynch High Yield Master (MLHYM).

The fourth quarter return for the Touchstone High Yield Fund was 6.24% compared to the 5.54% return of the Merrill Lynch High Yield Master. One-year returns for the Fund were also favorable as compared to the index. The Fund returned 6.93% in 2001, while the MLHYM returned 6.20%.

Going forward, High Yield will take its lead from the economy. Although there are signs that the economy may have bottomed, Moody's projects defaults will continue to rise throughout the first quarter. However, High Yield tends to be forward looking (similar to stocks) and can continue to show strong returns while defaults approach their peak levels. However, as the economy continues to show signs of recovery, High Yield should continue to show attractive returns, particularly versus other Fixed Income alternatives. With credit spreads wider than average, the current state of uncertainty appears to be adequately discounted in the yields currently available.

The Touchstone High Yield Fund will continue to emphasize quality and focus on those issues that appear to have an appropriate risk-return trade-off. With limited access to capital, Telecommunications will continue to be de-emphasized. We tend to find value in Healthcare, Utilities and certain well-capitalized cyclicals. We are confident that our approach should continue to provide attractive risk-adjusted returns.

  TOUCHSTONE HIGH YIELD FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT

                        Merrill
         Touchstone     Lynch High
         High Yield     Yield Master
         Fund           (Major Index)

5/99   $10,000         $10,000
6/99     9,830           9,912
9/99     9,220           9,788
12/99    9,189           9,894
3/00     8,741           9,742
6/00     9,083           9,803
9/00     9,381           9,935
12/00    9,126           9,543
3/01     9,610          10,110
6/01     9,575           9,982
9/01     9,185           9,578
12/01    9,759          10,109



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
6.9%

Since
Inception
05/01/99
(0.9%)


Cumulative Total Return

Since Inception
05/01/99
(2.4%)



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

  TOUCHSTONE HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

                                                               December 31, 2001

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

CONVERTIBLE BONDS - 0.9%
  HEALTH CARE PROVIDERS - 0.9%
$175,000   Omnicare          5.00% 12/01/07 $   162,094
-------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(COST $133,105)                             $   162,094
-------------------------------------------------------
CORPORATE BONDS - 94.0%
  AEROSPACE & DEFENSE - 0.7%
$150,000   BE Aerospace     8.875% 05/01/11 $   127,500
-------------------------------------------------------
  AUTOMOTIVE - 4.1%
 500,000   Accuride,
           Series B          9.25% 02/01/08     265,000
 250,000   Federal Mogul+   7.375% 01/15/06      33,750
 200,000   Lear, Series B    7.96% 05/15/05     202,825
 250,000   Navistar
           International,
           Series B          8.00% 02/01/08     242,500
-------------------------------------------------------
                                                744,075
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.4%
 250,000   Dole Food        6.375% 10/01/05     244,426
-------------------------------------------------------
  CHEMICALS - 7.6%
 350,000   Equistar
           Chemical/
           Funding         10.125% 09/01/08     351,750
 200,000   Hercules        11.125% 11/15/07     209,000
 500,000   Lyondell
           Chemical,
           Series B         9.875% 05/01/07     502,500
 200,000   Macdermid Inc.   9.125% 07/15/11     205,000
 100,000   Olin Corp        9.125% 12/15/11     101,145
-------------------------------------------------------
                                              1,369,395
-------------------------------------------------------
  COMMERCIAL SERVICES - 10.3%
 500,000   Allied Waste
           North America    10.00% 08/01/09     515,000
 250,000   Global Imaging
           Systems          10.75% 02/15/07     248,125
 500,000   Rural/Metro      7.875% 03/15/08     265,000
 200,000   SC International
           Services,
           Series B          9.25% 09/01/07     116,000
 200,000   Stewart
           Enterprises      10.75% 07/01/08     218,000
 500,000   United Rentals,
           Series B          8.80% 08/15/08     487,500
-------------------------------------------------------
                                              1,849,625
-------------------------------------------------------
  COMMUNICATIONS - 11.7%
 500,000   Charter
           Communications
           Holdings         8.625% 04/01/09     481,250
  40,000   Crown Castle
           International
           Towers           10.75% 08/01/11      39,100
 225,000   Global Crossing   8.70% 08/01/07      20,250
 500,000   Level 3
           Communications   9.125% 05/01/08     235,000
 230,000   McLeod USA,
           Step Bond (a)    10.50% 03/01/07      44,850
 250,000   Microcell Tele-
           communication,
           Yankee Dollar    14.00% 06/01/06     213,125



  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

  COMMUNICATIONS - Continued
$250,000   Nextel
           Communications   9.375% 11/15/09 $   197,500
 250,000   NTL Inc.         11.50% 02/01/06      87,500
 500,000   Pinnacle
           Holdings,
           Step Bond (b)    10.00% 03/15/08     122,500
 350,000   Primus Tele-
           communications
           Group            11.25% 01/15/09      59,500
 200,000   SBA
           Communications
           Corp.            10.25% 02/01/09     171,000
 250,000   Sprint Capital   6.875% 11/15/28     229,758
 500,000   Williams
           Communications
           Group           10.875% 10/01/09     205,000
-------------------------------------------------------
                                              2,106,333
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.9%
 250,000   Revlon
           Consumer
           Products          9.00% 11/01/06     171,250
-------------------------------------------------------
  ELECTRIC UTILITIES - 7.7%
 500,000   AES               8.50% 11/01/07     405,000
 200,000   AES Tiete 144A   11.50% 12/15/15     194,000
 200,000   Avista Corp.      9.75% 06/01/08     208,617
 200,000   Mission Energy   13.50% 07/15/08     218,000
 295,000   Orion Power
           Holdings, Inc.   12.00% 05/01/10     354,000
-------------------------------------------------------
                                              1,379,617
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.4%
 500,000   Integrated
           Electrical
           Services,
           Series B         9.375% 02/01/09     442,500
-------------------------------------------------------
  ELECTRONICS - 1.5%
 250,000   Flextronics
           International,
           Yankee Dollar    9.875% 07/01/10     262,500
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 0.9%
 200,000   Royal
           Caribbean,
           Yankee Dollar     7.00% 10/15/07     161,406
-------------------------------------------------------
  FOOD RETAILERS - 4.7%
 100,000   Ingles
           Markets, 144A    8.875% 12/01/11      98,250
 500,000   Marsh
           Supermarkets,
           Series B         8.875% 08/01/07     497,500
 250,000   Stater Brothers
           Holdings         10.75% 08/15/06     258,750
-------------------------------------------------------
                                                854,500
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 4.3%
 250,000   Stone Container   9.75% 02/01/11     265,625
 500,000   Tembec Finance,
           Yankee Dollar    9.875% 09/30/05     515,000
-------------------------------------------------------
                                                780,625
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE HIGH YIELD FUND

Schedule of Investments continued

  Principal                InterestMaturity      Value
   Amount                    Rate   Date       (Note 1)

CORPORATE BONDS - Continued

  HEALTH CARE PROVIDERS - 3.1%
$250,000   Healthsouth      6.875% 06/15/05 $   248,081
 100,000   Magellan Health
           Services, 144A   9.375% 11/15/07     101,500
 200,000   Manor Care        8.00% 03/01/08     207,000
-------------------------------------------------------
                                                556,581
-------------------------------------------------------
  HEAVY MACHINERY - 2.5%
  30,000   AGCO              8.50% 03/15/06      29,250
 400,000   Briggs &
           Stratton         8.875% 03/15/11     418,000
-------------------------------------------------------
                                                447,250
-------------------------------------------------------
  HOUSING - 6.4%
 500,000   Champion
           Enterprises      7.625% 05/15/09     385,000
 200,000   Kaufman &
           Broad Home        7.75% 10/15/04     203,000
 250,000   KB Home           9.50% 02/15/11     255,000
 100,000   Meritage Corp.    9.75% 06/01/11     103,125
 200,000   Schuler Homes    9.375% 07/15/09     207,000
-------------------------------------------------------
                                              1,153,125
-------------------------------------------------------
  INSURANCE - 2.9%
 500,000   Willis Caroon     9.00% 02/01/09     520,000
-------------------------------------------------------
  LODGING - 2.5%
 200,000   Courtyard
           by Marriot       10.75% 02/01/08     203,000
 250,000   Felcor Lodging
           REIT              9.50% 09/15/08     250,625
-------------------------------------------------------
                                                453,625
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 5.5%
 250,000   Alliance Atlantis
           Communications,
           Yankee Dollar    13.00% 12/15/09     270,000
 200,000   Quebecor
           Media           11.125% 07/15/11     213,500
 500,000   Susquehanna
           Media             8.50% 05/15/09     510,625
-------------------------------------------------------
                                                994,125
-------------------------------------------------------
  METALS - 2.0%
 150,000   Allegheny
           Technologies,
           144A             8.375% 12/15/11     147,660
 200,000   Newmont
           Mining Corp.     8.625% 05/15/11     204,963
-------------------------------------------------------
                                                352,623
-------------------------------------------------------



  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

  OIL & GAS - 8.3%
$250,000   BRL Universal
           Equipment,
           144A             8.875% 02/15/08 $   260,000
  75,000   Grant
           Prideco, Inc.    9.625% 12/01/07      74,437
 100,000   Husky Oil         8.90% 08/15/28     104,372
 100,000   Lone Star Tech    9.00% 06/01/11      84,000
 510,000   Pemex Project
           Funding Master
           Trust            9.125% 10/13/10     540,600
 400,000   Pioneer Natural
           Resources        9.625% 04/01/10     438,092
-------------------------------------------------------
                                              1,501,501
-------------------------------------------------------
  TECHNOLOGY - 1.2%
 250,000   Lucent
           Technologies      7.25% 07/15/06     215,000
-------------------------------------------------------
  TEXTILES - 1.4%
 500,000   Delta Mills,
           Series B         9.625% 09/01/07     260,000
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $19,244,258)                          $16,947,582
-------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

PREFERRED STOCKS - 1.8%
     500   Broadwing Communications         $   325,000
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $479,375)                             $   325,000
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 96.7%
(COST $19,856,738) (c)                      $17,434,675
CASH AND OTHER ASSETS
NET OF LIABILITIES - 3.3%                       589,530
NET ASSETS - 100.0%                         $18,024,205
-------------------------------------------------------

Notes to the Schedule of Investments:
 +   Security is in default.
 (a) Step coupon bond, zero coupon until 03/01/2002; 10.50% thereafter.
 (b) Step coupon bond, zero coupon until 03/15/2003; 10.00% thereafter.
 (c) The aggregate identified cost for federal income tax purposes is $20,172,250, resulting in gross unrealized appreciation and depreciation of $586,170 and $3,323,745, respectively, and net unrealized depreciation of $2,737,575.
REIT - Real Estate Investment Trust
 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $801,410 or 4.45% of net assets (Note 6).
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BOND FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Bond Fund

The past 12 months have been a volatile period in the bond market and one in which the need for a patient and disciplined approach to bond investing could not have been more important. The shift from an inverted to a steep yield curve, extreme moves in the risk premium of Corporate bonds, and roller coaster moves of the price and value of mortgage-backed securities were the challenges faced in the bond market.

The Fed reversed the prior year direction and lowered the Fed Funds rates from 6.50% to 1.75%, while long rates remained stable. The resulting steep yield curved stirred many debates about the inability of the Federal Reserve to lower long rates and stimulate the economy. During the same period corporate borrowers emerged from a period racked by negative credit events and rapidly rising borrowing costs to a period of stability and relatively low borrowing costs, despite the growing economic weakness. The housing market also continued to do well with mortgage borrowing rates at a relatively low level.

Then came September 11. The initial bond market response was a swift and significant flight to the relative safety of short-maturity treasuries. As can be expected with a flight to quality, all other sectors of the bond market initially under-performed treasuries. Credit quality concerns came to a head and credit risk premiums expanded with the collapse of Enron, once one of the most revered energy companies. We used the downturn to add higher quality corporate bonds in the fourth quarter. Risk premiums narrowed late in the year as economic data improved and the stock market rebounded, allowing investment grade corporate bonds to end the year out-performing treasuries and adding to the performance of the Fund.

Mortgage-backed securities under-performed the treasury market for the year as low interest rates sparked a strong wave of refinancing. Our allocation to mortgages was held steady as the increased prepayment risk offset higher risk premiums.

Looking forward, the market is divided as to a sharp recovery or a longer, steady expansion. Economic data is currently mixed as to which of these scenarios will come to fruition. Consumers, who account for two-thirds of the US economy, continue to be the crutch, spending money (albeit at a reduced level), driven by no interest loans on automobiles as well as deep discounting by retailers in the holiday season. The manufacturing sector has suffered as capital spending plans have been severely curtailed by many companies. Both the consumer and capital spending budgets should benefit from the stimulus provided by the Fed, as well as fiscal stimulus from Congress, thus providing the necessary fuel for a recovery in the second half of 2002.

Against this backdrop lower interest rates are not likely but higher rates may impede a recovery. As a result, our strategy will be to maintain a neutral duration, or interest rate risk, position relative to the benchmark. We look to increase the Touchstone Bond Fund's exposure to mortgage-backed securities as interest rates stabilize, which is positive for that segment. We would also anticipate adding to corporate bonds as the economy recovers and corporate profitability improves.

  TOUCHSTONE BOND FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT

                        Lehman
                        Brothers
         Touchstone     Aggregate Bond
         Bond Fund      (Major Index)

1/99   $10,000         $10,000
3/99     9,941           9,949
6/99     9,852           9,861
9/99     9,911           9,929
12/99    9,872           9,917
3/00    10,010          10,136
6/00    10,178          10,311
9/00    10,396          10,623
12/00   10,780          11,070
3/01    11,054          11,405
6/01    11,117          11,469
9/01    11,622          11,998
12/01   11,626          12,003



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
7.9%

Since
Inception
01/01/99
5.2%


Cumulative Total Return

Since Inception
01/01/99
16.3%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on January 1, 1999.

  TOUCHSTONE BOND FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

ASSET-BACKED SECURITIES - 5.7%
  ASSET BACKED - FINANCIAL SERVICES - 5.7%
$900,000   CNH Equipment
           Trust, Series
           2000-B, Class A4  6.95% 09/15/07 $   953,864
 500,000   LB-UBS
           Commercial
           Mortgage Trust,
           Series 2001-C3,
           Class A2         6.365% 12/15/28     507,009
 480,000   MBNA Master
           Credit Card
           Trust, Series
           1999-J, Class A   7.00% 02/15/12     516,471
-------------------------------------------------------
                                              1,977,344
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $1,897,081)                           $ 1,977,344
-------------------------------------------------------
CORPORATE BONDS - 31.9%
  BANKING - 1.5%
$500,000   Wells Fargo
           & Co.            6.625% 07/15/04 $   530,538
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.9%
 650,000   Heinz (H.J.),
           144A             6.625% 07/15/11     666,857
-------------------------------------------------------
  CHEMICALS - 3.8%
 800,000   Dow Chemical      5.25% 05/14/04     823,192
 480,000   Du Pont (E.I.)
           De Nemours       6.875% 10/15/09     516,866
-------------------------------------------------------
                                              1,340,058
-------------------------------------------------------
  COMMERCIAL SERVICES - 1.5%
 500,000   Associates Corp.  5.80% 04/20/04     521,280
-------------------------------------------------------
  ELECTRIC UTILITIES - 1.1%
 400,000   Indiana Michigan
           Power            6.125% 12/15/06     398,172
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.1%
 700,000   Teco Energy Inc.  7.20% 05/01/11     726,780
-------------------------------------------------------
  FINANCIAL SERVICES - 4.2%
 200,000   Ford Motor
           Credit            6.75% 05/15/05     201,022
 750,000   Ford Motor
           Credit            6.70% 07/16/04     760,533
 500,000   GMAC             6.125% 09/15/06     494,874
-------------------------------------------------------
                                              1,456,429
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 3.0%
 950,000   International
           Paper            8.125% 07/08/05   1,026,989
-------------------------------------------------------
  HOUSING - 2.2%
1,000,000  Champion
           Enterprises      7.625% 05/15/09     770,000
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.5%
 500,000   Tyco
           International    6.375% 02/15/06     510,668
-------------------------------------------------------



  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

  OIL & GAS - 7.1%
$450,000   Alberta Energy   7.375% 11/01/31 $   439,497
 525,000   Burlington
           Resources, 144A   5.60% 12/01/06     516,132
 350,000   Conoco Inc.       6.95% 04/15/29     355,904
 670,000   Northwest
           Pipeline         6.625% 12/01/07     671,610
 500,000   Peoples Energy    6.90% 01/15/11     501,922
-------------------------------------------------------
                                              2,485,065
-------------------------------------------------------
  TELEPHONE SYSTEMS - 2.0%
 300,000   Dominion
           Resources         7.60% 07/15/03     315,920
 350,000   France Telecom,
           144A              7.20% 03/01/06     371,662
-------------------------------------------------------
                                                687,582
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $11,179,954)                          $11,120,418
-------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 25.6%
$292,171   Federal National
           Mortgage
           Association       6.00% 05/01/31 $   285,984
3,197,139  Federal National
           Mortgage
           Association       6.50% 08/01/29   3,201,788
 561,201   Federal National
           Mortgage
           Association       6.50% 02/01/31     562,017
 180,044   Federal National
           Mortgage
           Association       7.00% 11/01/29     183,764
1,217,656  Federal National
           Mortgage
           Association       7.00% 02/01/30   1,241,883
1,269,453  Federal National
           Mortgage
           Association       7.50% 01/01/31   1,310,312
1,311,315  Federal National
           Mortgage
           Association       8.00% 05/01/30   1,372,702
   1,142   Government
           National
           Mortgage
           Association       7.50% 07/15/23       1,181
 323,100   Government
           National
           Mortgage
           Association       7.75% 09/20/24     332,931
 412,539   Government
           National
           Mortgage
           Association       8.00% 07/15/30     431,386
-------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $8,645,453)                           $ 8,923,948
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BOND FUND

Schedule of Investments continued

  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.1%
$425,000   Federal Home
           Loan Mortgage
           Corporation       5.50% 09/15/11 $   416,659
1,250,000  Federal Home
           Loan Mortgage
           Corporation       6.50% 12/01/31   1,252,832
 800,000   Federal National
           Mortgage
           Association       4.75% 11/14/03     823,782
 745,000   Federal National
           Mortgage
           Association       6.25% 05/15/29     742,983
1,000,000  Federal National
           Mortgage
           Association       6.50% 03/25/30     994,410
-------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $4,227,487)                           $ 4,230,666
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 20.9%
$300,000   U.S. Treasury
           Bond              6.00% 02/15/26 $   309,188
 900,000   U.S. Treasury
           Bond             6.125% 08/15/29     955,195
 300,000   U.S. Treasury
           Bond              6.25% 05/15/30     324,973
 675,000   U.S. Treasury
           Bond             9.125% 05/15/18     920,083
 450,000   U.S. Treasury
           Note             4.625% 05/15/06     456,275



  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

U.S. TREASURY OBLIGATIONS - Continued
$2,000,000 U.S. Treasury
           Note              3.00% 11/30/03 $ 2,001,406
 950,000   U.S. Treasury
           Note              5.00% 02/15/11     947,105
 600,000   U.S. Treasury
           Note              5.00% 08/15/11     598,500
 700,000   U.S. Treasury
           Note             6.125% 08/15/07     753,157
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $7,286,617)                           $ 7,265,882
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 96.2%
(COST $33,236,592) (a)                      $33,518,258
CASH AND OTHER ASSETS
NET OF LIABILITIES - 3.8%                     1,319,684
-------------------------------------------------------
NET ASSETS - 100.0%                         $34,837,942
-------------------------------------------------------

Notes to the Schedule of Investments:
 (a) The aggregate identified cost for federal income tax purposes is $33,264,147, resulting in gross unrealized appreciation and depreciation of $685,779 and $431,668, respectively, and net unrealized appreciation of $254,111.
 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $1,554,651 or 4.46% of net assets (Note 6).


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE STANDBY INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Standby Income Fund

A weakening economy and an accommodative Federal Reserve Board were the dominant themes in 2001. Economic growth, as measured by Gross Domestic Product (GDP), slipped from 2.8% in 2000 to a projected -0.2% in 2001. The recent decline in economic activity follows four consecutive years of 4.0%+ growth. The Fed, in response to slower growth, lowered the fed funds rate 11 times during the year, pushing the short-term borrowing rate from 6.5% to 1.75%. Inflation, typically a by-product of low interest rates, has been tempered by a high level of productivity.

The Treasury market reacted to the Fed's actions with a dramatically steeper Treasury curve. Short-term interest rates declined by over 4.0% while long-term rates actually increased about 0.1%. Short-term securities, those typically purchased by the Touchstone Standby Income Fund, performed very well in this environment. The weakening economy and lower interest rates were a mixed blessing, however, as credit quality across the investment grade sector generally deteriorated.

We have been working to improve the overall credit profile of the Fund without sacrificing yield. We have been investing portfolio runoff into short-term, Agency and whole-loan collateralized mortgage obligations and Ginnie Mae adjustable rate mortgages. All of these securities are "AAA" rated and carry very attractive spreads to traditional short-term investments (i.e., Commercial Paper and other short-term corporate securities). These securities are generally under-followed by other short-term investors and are therefore attractively priced. The Fund's duration has remained stable throughout the year at approximately 0.6 years.

We intend to continue to add high quality, low profile bonds to the portfolio. We intend to also look to increase corporate exposure when economic growth begins to accelerate--likely to be in the 2nd or 3rd quarter of 2002. Regarding interest rates, we intend to maintain duration around 0.6 years and look to pare that back when the Fed begins to raise rates--possibly in late 2002 or early 2003.

  TOUCHSTONE STANDBY INCOME FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT

         Touchstone     Merrill Lynch
         Standby        91-Day
         Income         Treasury
         Fund           (Major Index)

        $10,000        $10,000
12/94    10,057         10,050
         10,213         10,200
         10,369         10,354
         10,482         10,501
12/95    10,651         10,656
         10,777         10,787
         10,915         10,926
         11,057         11,077
12/96    11,203         11,221
         11,334         11,364
         11,486         11,519
         11,657         11,673
12/97    11,809         11,819
         11,964         11,973
         12,129         12,127
         12,310         12,299
12/98    12,483         12,438
         12,643         12,570
         12,777         12,717
         12,921         12,878
12/99    13,089         13,039
         13,274         13,221
         13,481         13,421
         13,713         13,623
12/00    13,769         13,845
         14,173         14,053
         14,254         14,211
         14,447         14,364
12/01    14,574         14,456



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
4.7%

Five Years
Ended
12/31/01
5.4%

Since
Inception
11/21/94
5.4%


Cumulative Total Return

Since Inception
11/21/94
45.7%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

  TOUCHSTONE STANDBY INCOME FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

ASSET-BACKED SECURITIES - 12.6%
  AUTOMOTIVE - 1.3%
$283,552   Mellon Auto
           Grantor Trust,
           Series 1999-1,
           Class B           5.76% 10/17/05 $   289,008
-------------------------------------------------------
  BANKING - 1.9%
 412,000   Newcourt
           Equipment Trust,
           Series 1999-1,
           Class  A4         7.18% 10/20/05     431,702
-------------------------------------------------------
  FINANCIAL SERVICES - 6.5%
 800,000   CIT Equipment
           Collateral, Series
           2001-1, Class A3  5.23% 10/20/04     818,613
 243,551   Residential Asset
           Securitization
           Trust, Series
           1997-A3, Class A4 7.75% 05/25/27     244,131
 425,153   Residential
           Funding, Series
           1993-S45,
           Class A12         6.50% 12/25/23     427,207
-------------------------------------------------------
                                              1,489,951
-------------------------------------------------------
  HOME EQUITY - 2.9%
 152,080   Associates
           Manufactured
           Housing, Series
           1996-1,  Class A4 7.30% 03/15/27     154,998
 218,929   Countrywide
           Home Loans,
           Series 2000-9,
           Class A9          7.50% 01/25/31     223,018
 273,769   Green Tree
           Home Equity
           Loan Trust, Series
           1999-C, Class A2  6.67% 07/15/30     276,246
-------------------------------------------------------
                                                654,262
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $2,837,337)                           $ 2,864,923
-------------------------------------------------------
COMMERCIAL PAPER - 19.5%
  BANKING - 4.3%
$986,000   Pinnacle West
           Capital, 144A     3.00% 01/03/02 $   985,836
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.5%
 340,000   General Mills,
           144A              2.45% 02/15/02     338,959
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 3.5%
 800,000   Walt Disney
           Company (The)     2.63% 01/24/02     798,656
-------------------------------------------------------
  FINANCIAL SERVICES - 3.1%
 700,000   Textron Financial 2.35% 01/14/02     699,406
-------------------------------------------------------




  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

  INDUSTRIAL - DIVERSIFIED - 7.1%
$500,000   Public Service
           Enterprise, 144A  2.80% 01/03/02 $   499,922
 770,000   Tyco International
           Group, 144A       2.05% 01/09/02     769,649
 350,000   Tyco International
           Group, 144A       2.20% 01/08/02     349,850
-------------------------------------------------------
                                              1,619,421
-------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $4,442,278)                           $ 4,442,278
-------------------------------------------------------
CORPORATE BONDS - 38.3%
  AEROSPACE & DEFENSE - 1.9%
$200,000   Honeywell
           International    9.875% 06/01/02 $   206,108
 225,000   Textron           6.75% 09/15/02     229,811
-------------------------------------------------------
                                                435,919
-------------------------------------------------------
  BANKING - 1.9%
 250,000   Fleet Financial  6.875% 03/01/03     261,743
 150,000   Summit
           Bancorp          8.625% 12/10/02     158,138
-------------------------------------------------------
                                                419,881
-------------------------------------------------------
  COMMERCIAL SERVICES - 3.9%
1,150,000  Comdisco+         0.00% 08/09/01     891,250
-------------------------------------------------------
  ELECTRIC UTILITIES - 11.7%
1,000,000  Kansas City
           Power & Light     5.03% 03/20/02   1,000,277
1,400,000  SCANA FRN,
           144A             4.799% 02/08/02   1,399,961
 250,000   Texas Utilities   8.00% 06/01/02     254,478
-------------------------------------------------------
                                              2,654,716
-------------------------------------------------------
  FINANCIAL SERVICES - 8.7%
 300,000   Bear Stearns Co.  6.45% 08/01/02     306,304
 600,000   Bombardier
           Capital Inc.,
           144A              6.00% 01/15/02     600,572
 200,000   Ford Motor
           Credit            6.50% 02/28/02     201,177
 250,000   Ford Motor
           Credit            8.00% 06/15/02     255,653
 500,000   General Motors    6.75% 09/09/02     513,925
 100,000   Lehman
           Bros Inc.        7.125% 07/15/02     102,525
-------------------------------------------------------
                                              1,980,156
-------------------------------------------------------
  HEAVY MACHINERY - 4.5%
1,000,000  Ingersoll Rand    5.75% 02/14/03   1,030,905
-------------------------------------------------------
  OIL & GAS - 1.3%
 285,000   El Paso
           Natural Gas       6.75% 11/15/03     295,237
-------------------------------------------------------
  TELEPHONE SYSTEMS - 4.4%
1,000,000  MCI
           Communications   6.125% 04/15/02   1,008,784
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $8,912,261)                           $ 8,716,848
-------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE STANDBY INCOME FUND

Schedule of Investments continued

  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

  MUNICIPAL BONDS - 10.6%
  TAXABLE VARIABLE DEMAND NOTES - 7.0%
$800,000   Florida Housing
           Financing Corp.   4.25% 09/15/32 $   800,000
 800,000   Florida Housing
           Financing Corp.   4.25% 02/15/33     800,000
-------------------------------------------------------
                                              1,600,000
-------------------------------------------------------
  TRANSPORTATION - 3.6%
 800,000   Cleveland, Ohio
           Airport Surplus
           Revenue           5.55% 06/01/03     810,864
-------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $2,399,232)                           $ 2,410,864
-------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 12.6%
$346,444   Federal Home
           Loan Mortgage
           Corporation       5.50% 03/01/11 $   341,219
 250,757   Federal Home
           Loan Mortgage
           Corporation       6.00% 11/15/08     250,928
  71,518   Federal Home
           Loan Mortgage
           Corporation       6.75% 02/01/06      73,400
  60,536   Federal National
           Mortgage
           Association       7.00% 02/25/20      60,903
  41,563   Freddie Mac       6.00% 03/15/08      41,588
 197,464   Government
           National
           Mortgage
           Association      6.375% 01/20/26     201,690
 304,921   Government
           National
           Mortgage
           Association      6.375% 05/20/27     312,575
 240,303   Government
           National
           Mortgage
           Association      6.375% 05/20/28     245,855
 202,456   Government
           National
           Mortgage
           Association       6.50% 02/20/28     206,341
 198,123   Government
           National
           Mortgage
           Association      6.875% 03/20/25     202,448



  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

MORTGAGE-BACKED SECURITIES - Continued
$345,607   Government
           National
           Mortgage
           Association      7.375% 05/20/23 $   354,912
 111,250   Government
           National
           Mortgage
           Association      7.625% 12/20/21     114,610
  87,665   Government
           National
           Mortgage
           Association       7.75% 09/20/17      90,425
 133,858   Government
           National
           Mortgage
           Association       7.75% 09/20/17     138,071
 234,261   Government
           National
           Mortgage
           Association       7.75% 08/20/26     241,024
-------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $2,875,058)                           $ 2,875,989
-------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

MUTUAL FUND - 3.5%
 799,815   Merrimac Money Market            $   799,815
-------------------------------------------------------
TOTAL MUTUAL FUND
(COST $799,815)                             $   799,815
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 97.1%
(COST $22,265,981) (a)                      $22,110,717
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.9%                       670,008
-------------------------------------------------------
NET ASSETS - 100.0%                         $22,780,725
-------------------------------------------------------

Notes to the Schedule of Investments:
  +  Security is in default.
 (a) The aggregate identified cost for federal income tax purposes is $22,289,400, resulting in gross unrealized appreciation and depreciation of $118,585 and $297,268, respectively, and net unrealized depreciation of $178,683.
 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $4,944,749 or 21.71% of net assets (Note 6).
FRN - Floating Rate Note


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

COMMERCIAL PAPER - 29.1%
  FINANCIAL SERVICES - 29.1%
$500,000   Cooperative
           Association
           Tractor Dealers   1.80% 01/02/02 $   499,975
 500,000   Fountain Square
           Funding, 144A     1.80% 01/02/02     499,975
 500,000   Giro Funding,
           144A              1.66% 01/02/02     499,977
 500,000   Govco, 144A       1.75% 01/02/02     499,976
 500,000   Toyota Credit
           Puerto Rico       1.65% 01/02/02     499,977
 500,000   UBS Finance
           Delaware          1.70% 01/02/02     499,976
-------------------------------------------------------
                                              2,999,856
-------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $2,999,856)                           $ 2,999,856
-------------------------------------------------------
CORPORATE BONDS - 15.4%
  BANKING - 7.1%
$200,000   Bankers
           Trust NY         7.125% 07/31/02 $   204,166
 100,000   Chase
           Manhattan         8.50% 02/15/02     100,475
 200,000   Citigroup, Inc.   9.50% 03/01/02     201,638
 120,000   Bank One Corp.    8.25% 06/15/02     122,594
 100,000   Wachovia Corp.   8.125% 06/24/02     102,340
-------------------------------------------------------
                                                731,213
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.2%
 125,000   Coca-Cola
           Enterprises      7.875% 02/01/02     125,377
-------------------------------------------------------
  FINANCIAL SERVICES - 6.1%
 135,000   Bear Stearns Co.  6.45% 08/01/02     136,802
 100,000   International
           Lease Finance    6.375% 02/15/02     100,347
 140,000   International
           Lease Finance    6.375% 08/01/02     142,515
 250,000   National Rural
           Utilities         6.07% 06/05/02     253,939
-------------------------------------------------------
                                                633,603
-------------------------------------------------------
  OIL & GAS - 1.0%
 100,000   BP Amoco         7.875% 05/15/02     101,335
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $1,591,528)                           $ 1,591,528
-------------------------------------------------------
TAXABLE MUNICIPAL BONDS - 7.8%
$250,000   Arcadia, CA
           Redevelopment
           Agency            6.75% 05/01/02 $   251,507
 300,000   Cleveland, OH
           Parking Acquis.
           Notes             3.75% 11/01/02     299,638
 250,000   Deerfield Twp,
           OH GO BANS        5.20% 05/15/02     250,351
-------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
(COST $801,496)                             $   801,496
-------------------------------------------------------




  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)
TAXABLE VARIABLE DEMAND NOTES - 41.0% (a)
$100,000   American Baptist
           Homes Of
           The West          2.10% 01/02/02 $   100,000
 100,000   California
           Infrastructure &
           Econ. Dev. Bank   2.03% 01/08/02     100,000
 305,000   California Pol.
           Ctl. Fin.         2.55% 01/08/02     305,000
 250,000   Cleveland, OH
           Airport Sys. Rev. 1.95% 01/08/02     250,000
 240,000   Denver LLC        2.59% 01/08/02     240,000
 250,000   Ezflow LP         2.10% 01/08/02     250,000
 200,000   Illinois Dev.
           Fin. Auth.
           (Technifast Ind.) 2.18% 01/08/02     200,000
 100,000   Indianapolis, IN
           Multi-Fam. Hsg.
           (Nora Pines
           Project)          2.20% 01/08/02     100,000
 250,000   Kent Co., MI Ltd.
           Tax GO Notes      2.12% 01/08/02     250,000
 250,000   Massachusetts
           St. Dev. Agency
           (Edgewood
           Retirement)       2.20% 01/08/02     250,000
 100,000   Michigan State
           Strat. Fund
           (Briarwood)       2.10% 01/08/02     100,000
 250,000   Milwaukee, WI
           Red. Auth.
           (Palermovilla)    2.25% 01/08/02     250,000
  95,000   New Jersey Econ.
           Dev. Auth.        2.30% 01/08/02      95,000
 250,000   Regional Waste
           Systems, Inc.     2.00% 01/08/02     250,000
 100,000   Riverside Co., CA
           Ind. Dev. (Advance
           Business)         2.13% 01/08/02     100,000
 250,000   Schenectady, NY
           Ind. Dev. Agency
           (JMR Dev.
           Co. Project)      2.25% 01/08/02     250,000
 280,000   Shelby Co., TN
           Hlth. Ed. & Hsg.  2.10% 01/08/02     280,000
 300,000   Suffolk Co., NY
           Ind. Dev. Agency
           (Hampton Day
           School)           2.11% 01/08/02     300,000
 100,000   Washington St.
           Hsg. Fin. Comm.   2.10% 01/02/02     100,000
 100,000   Waterford, WI Ind.
           Dev. Rev. (E&S
           Plastic Prod.)    2.15% 01/08/02     100,000



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE MONEY MARKET FUND

Schedule of Investments continued

  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

TAXABLE VARIABLE DEMAND NOTES - Continued
$104,000   Wayne Co., MI Ltd.
            Tax GO Notes     2.20% 01/08/02 $   104,000
 250,000   West Covina,
           CA Pub. Fin.      2.11% 01/08/02     250,000
-------------------------------------------------------
TOTAL TAXABLE VARIABLE DEMAND NOTES
(COST $4,224,000)                           $ 4,224,000
-------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.9%
$500,000   Federal Home
           Loan Bank         1.45% 01/02/02 $   499,980
-------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $499,980)                             $   499,980
-------------------------------------------------------



                                                 Value
                                               (Note 1)
TOTAL INVESTMENTS AT MARKET VALUE - 98.2%
(COST $10,116,860) (b)                      $10,116,860
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.8%                       183,221
-------------------------------------------------------
NET ASSETS - 100.0%                         $10,300,081
-------------------------------------------------------

Notes to the Schedule of Investments:
 (a) Variable rate securities that have coupons which reset daily, weekly or monthly. Maturity dates shown are actual reset dates.
 (b) The aggregate identified cost for federal income tax purposes is $10,116,860.
 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $1,499,928 or 14.56% of net assets (Note 6).


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES
                                                               December 31, 2001

                                                                           TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                                          INTERNATIONAL   EMERGING     SMALL CAP      GROWTH/
                                                                             EQUITY        GROWTH        VALUE         VALUE
                                                                              FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1) (a)                                        $15,578,094   $35,237,617   $10,352,085  $ 5,558,278
Cash                                                                          664,877     1,054,765        38,573      219,643
Receivables for:
   Investments sold                                                                --       586,893       197,114      112,326
   Fund shares sold                                                                --            --            --           --
   Dividends                                                                   13,983         5,051         6,882        2,019
   Foreign tax reclaims                                                        20,789            --            --           --
   Interest                                                                       729         1,373           123          208
Reimbursement receivable from Investment Advisor (Note 4)                      21,848            --        20,480       36,323
------------------------------------------------------------------------------------------------------------------------------
         Total assets                                                      16,300,320    36,885,699    10,615,257    5,928,797
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                                           --       318,012            --      119,734
   Unrealized depreciation on foreign forward currency contracts (Note 1)       4,588            --            --           --
   Fund shares redeemed                                                        10,179        78,218           338        1,779
Payable to Investment Advisor (Note 3)                                             --        99,098            --           --
Other accrued expenses                                                         59,853        85,143        38,165       14,273
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                     74,620       580,471        38,503      135,786
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (b):                                                           $16,225,700   $36,305,228   $10,576,754  $ 5,793,011
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                          2,147,040     2,001,325     1,621,509      669,673
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                                           $      7.56   $      18.14  $      6.52  $      8.65
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                              $16,499,492   $28,350,933   $12,780,261  $ 5,763,882
(b)  See the Statements of Changes in Net Assets for components of net assets.



The accompanying notes are an integral part of the financial statements.

49
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

  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Assets and Liabilities continued

                                                                                                                    TOUCHSTONE
                                                                           TOUCHSTONE    TOUCHSTONE   TOUCHSTONE     GROWTH &
                                                                             EQUITY      ENHANCED 30  VALUE PLUS      INCOME
                                                                              FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1) (a)                                        $ 8,837,524   $10,985,159   $ 6,545,673  $31,753,037
Cash                                                                          746,915        37,369       641,018    2,651,509
Receivables for:
   Investments sold                                                                --           --            --            --
   Fund shares sold                                                             2,934           --            --            --
   Dividends                                                                    5,340       12,908         5,480        53,395
   Foreign tax reclaims                                                            --           --            --           106
   Interest                                                                       354            28           397        1,959
Reimbursement receivable from Investment Advisor (Note 4)                      12,724        25,300         9,747           --
------------------------------------------------------------------------------------------------------------------------------
         Total assets                                                       9,605,791    11,060,764     7,202,315   34,460,006
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                                          --            --            --       152,658
   Unrealized depreciation on foreign forward currency contracts (Note 1)         --            --            --            --
   Fund shares redeemed                                                           --            387         1,230       13,060
Payable to Investment Advisor (Note 3)                                            --            --            --        39,937
Other accrued expenses                                                         23,429        40,500        26,108      130,940
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                     23,429        40,887        27,338      336,595
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (b):                                                           $ 9,582,362   $11,019,877   $ 7,174,977  $34,123,411
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                          1,066,083     1,233,342       689,598    3,436,594
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                                           $      8.99   $      8.93   $     10.40  $      9.93
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                              $ 8,727,860   $11,701,093   $ 6,424,074  $29,860,186
(b)  See the Statements of Changes in Net Assets for components of net assets.


The accompanying notes are an integral part of the financial statements.

50


  TOUCHSTONE VARIABLE SERIES TRUST

                                                                                                      TOUCHSTONE    TOUCHSTONE
                                                             TOUCHSTONE    TOUCHSTONE    TOUCHSTONE     STANDBY        MONEY
                                                              BALANCED     HIGH YIELD       BOND        INCOME        MARKET
                                                                FUND          FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1) (a)                           $27,435,687  $17,434,675   $33,518,258   $22,110,717  $10,116,860
Cash                                                             781,304      152,534     1,078,601     1,048,117       38,498
Receivables for:
   Investments sold                                              214,386           --            --         1,380           --
   Fund shares sold                                                   --           --            --            --       67,091
   Dividends                                                       7,152           --            --            --           --
   Foreign tax reclaims                                               --           --            --            --           --
   Interest                                                      143,689      496,269       390,011       134,729       57,908
Reimbursement receivable from Investment Advisor (Note 4)             --        2,362            --        25,206       37,463
------------------------------------------------------------------------------------------------------------------------------
         Total assets                                         28,582,218   18,085,840    34,986,870    23,320,149   10,317,820
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                         221,479           --            --       423,848           --
   Unrealized depreciation on foreign
      forward currency contracts (Note 1)                          7,528           --            --            --           --
   Fund shares redeemed                                            5,027       13,970        26,518        50,029           --
Payable to Investment Advisor (Note 3)                            34,433           --        35,515            --           --
Other accrued expenses                                            86,662       47,665        86,895        65,547       17,739
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                       355,129       61,635       148,928       539,424       17,739
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (b):                                              $28,227,089  $18,024,205   $34,837,942   $22,780,725  $10,300,081
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                             2,022,019    2,413,893     3,356,409     2,313,784   10,300,081
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                              $     13.96  $      7.47   $     10.38   $      9.85  $      1.00
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                 $26,113,114  $19,856,738   $33,236,592   $22,265,981  $10,116,860
(b)  See the Statements of Changes in Net Assets for components of net assets.



The accompanying notes are an integral part of the financial statements.

51


  TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2001

                                                                           TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                                          INTERNATIONAL   EMERGING     SMALL CAP      GROWTH/
                                                                             EQUITY        GROWTH        VALUE         VALUE
                                                                              FUND          FUND         FUND          FUND
INVESTMENT INCOME (NOTE 1):
   Interest                                                                 $  20,880     $  52,057     $   6,258    $   4,340
   Dividends (a)                                                              331,395       112,158        60,026       13,542
------------------------------------------------------------------------------------------------------------------------------
         Total investment income                                              352,275       164,215        66,284       17,882
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                          208,114       293,271        79,639       34,253
   Custody, administration and fund accounting fees                           196,523        86,304        99,482       54,056
   Sponsor fees (Note 3)                                                       43,814        73,320        19,795        6,828
   Professional fees                                                           14,560        17,089         8,561        3,699
   Printing fees                                                               13,904        17,331         4,745        1,999
   Trustee fees (Note 3)                                                        4,606         5,594         1,802        1,372
   Miscellaneous                                                                2,028         1,997         1,042          499
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                          483,549       494,906       215,066      102,706
      Waiver of Sponsor fee (Note 4)                                          (43,814)      (73,320)      (19,795)      (6,828)
      Reimbursement from Investment Advisor (Note 4)                         (165,925)           --       (95,831)     (58,323)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                            273,810       421,586        99,440       37,555
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                   78,465      (257,371)      (33,156)     (19,673)
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
   Investments                                                             (8,968,138)    4,054,097       339,029     (475,816)
   Foreign currency                                                          (154,139)           --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                           (9,122,277)    4,054,097       339,029     (475,816)
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments                                                                739,879    (5,188,794)    1,269,864     (205,604)
   Foreign currency                                                            (4,000)           --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                              735,879    (5,188,794)    1,269,864     (205,604)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):                                   (8,386,398)   (1,134,697)    1,608,893     (681,420)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                             $ (8,307,933) $ (1,392,068)  $ 1,575,737  $  (701,093)
------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                                  $     36,635  $         --   $        --  $        --



The accompanying notes are an integral part of the financial statements.

52


  TOUCHSTONE VARIABLE SERIES TRUST

                                                                                                                    TOUCHSTONE
                                                                           TOUCHSTONE    TOUCHSTONE   TOUCHSTONE     GROWTH &
                                                                             EQUITY      ENHANCED 30  VALUE PLUS      INCOME
                                                                              FUND          FUND         FUND          FUND
INVESTMENT INCOME (NOTE 1):
   Interest                                                                 $   9,153     $   4,631     $   9,114    $  33,726
   Dividends (a)                                                               21,315       186,959        99,210      818,610
------------------------------------------------------------------------------------------------------------------------------
         Total investment income                                               30,468       191,590       108,324      852,336
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                           39,323        75,435        51,558      345,077
   Custody, administration and fund accounting fees                            60,692        90,735        78,780       95,949
   Sponsor fees (Note 3)                                                       10,486        23,211        13,749       86,269
   Professional fees                                                            5,499        10,248         5,217       24,826
   Printing fees                                                                1,999         5,287         2,839       24,890
   Trustee fees (Note 3)                                                        1,372         2,168         1,598        7,312
   Miscellaneous                                                                  499            58           165          987
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                          119,870       207,142       153,906      585,310
      Waiver of Sponsor fee (Note 4)                                          (10,486)      (23,211)      (13,749)     (86,269)
      Reimbursement from Investment Advisor (Note 4)                          (59,575)      (96,890)      (61,101)    (132,393)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                             49,809        87,041        79,056      366,648
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  (19,341)      104,549        29,268      485,688
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
   Investments                                                               (925,124)     (223,117)       12,448    1,126,944
   Foreign currency                                                                --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                             (925,124)     (223,117)       12,448    1,126,944
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments                                                                109,664    (1,324,674)     (136,067)  (3,862,234)
   Foreign currency                                                                --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                              109,664    (1,324,674)     (136,067)  (3,862,234)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):                                     (815,460)   (1,547,791)     (123,619)  (2,735,290)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                              $  (834,801) $ (1,443,242)  $   (94,351) $(2,249,602)
------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                                   $        --  $         --   $       636  $     8,060



The accompanying notes are an integral part of the financial statements.

53


  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Operations continued

                                                                                                      TOUCHSTONE    TOUCHSTONE
                                                             TOUCHSTONE    TOUCHSTONE    TOUCHSTONE     STANDBY        MONEY
                                                              BALANCED     HIGH YIELD       BOND        INCOME        MARKET
                                                                FUND          FUND          FUND         FUND          FUND
INVESTMENT INCOME (NOTE 1):
   Interest                                                   $  893,579  $ 1,816,678   $ 2,149,026   $ 1,146,100 $    147,054
   Dividends (a)                                                 208,314       15,625            --            --           --
------------------------------------------------------------------------------------------------------------------------------
         Total investment income                               1,101,893    1,832,303     2,149,026     1,146,100      147,054
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                             244,148      105,765       186,182        55,960       20,618
   Custody, administration and fund accounting fees               92,717       92,986        77,343        88,322       58,707
   Sponsor fees (Note 3)                                          61,037       35,255        67,703        44,768        8,247
   Professional fees                                              17,004       11,180        17,826        12,064        3,999
   Printing fees                                                  14,770        7,250        14,390         9,975        1,991
   Trustee fees (Note 3)                                           4,572        3,557         5,898         3,376        1,872
   Miscellaneous                                                     901          423           591           464          499
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                             435,149      256,416       369,933       214,929       95,933
      Waiver of Sponsor fee (Note 4)                             (61,037)     (35,255)      (67,703)      (44,768)      (8,247)
      Reimbursement from Investment Advisor (Note 4)             (99,446)     (80,143)      (48,329)      (58,242)     (62,945)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                               274,666      141,018       253,901       111,919       24,741
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     827,227    1,691,285     1,895,125     1,034,181      122,313
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
   Investments                                                   394,356        6,908       625,777         4,071          779
   Foreign currency                                               58,409           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                 452,765        6,908       625,777         4,071          779
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments                                                  (492,283)    (567,540)        8,812      (105,112)          --
   Foreign currency                                                  869           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                (491,414)    (567,540)        8,812      (105,112)          --
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):                         (38,649)    (560,632)      634,589      (101,041)         779
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  $  788,578  $ 1,130,653   $ 2,529,714  $    933,140  $   123,092
------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                       $      961  $        --   $        --  $         --  $        --



The accompanying notes are an integral part of the financial statements.

54


  TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                       TOUCHSTONE               TOUCHSTONE               TOUCHSTONE
                                                  INTERNATIONAL EQUITY        EMERGING GROWTH             SMALL CAP
                                                          FUND                     FUND                  VALUE FUND
                                               ------------------------- ------------------------- -------------------------
                                                  FOR THE      FOR THE     FOR THE       FOR THE     FOR THE      FOR THE
                                                   YEAR         YEAR         YEAR         YEAR         YEAR        YEAR
                                                   ENDED        ENDED        ENDED        ENDED        ENDED       ENDED
                                               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                   2001         2000         2001         2000         2001        2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                  $  78,465    $  (6,712) $ (257,371)  $  (94,906)  $  (33,156) $  (90,475)
   Net realized gain (loss)                     (9,122,277)   3,533,585   4,054,097    7,413,168      339,029   2,948,471
   Net change in unrealized
      appreciation (depreciation)                  735,879  (11,211,095) (5,188,794)   2,970,962    1,269,864  (5,501,156)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
      resulting from operations                 (8,307,933)  (7,684,222) (1,392,068)  10,289,224    1,575,737  (2,643,160)
-------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                --     (285,197)         --           --      (15,947)         --
   Realized capital gains                               --   (7,623,012) (2,944,481)  (7,888,442)     (18,422) (4,013,966)
-------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                    --   (7,908,209) (2,944,481)  (7,888,442)     (34,369) (4,013,966)
-------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                     7,640,742    3,118,331   7,341,770    2,237,504    1,104,811   1,203,678
   Reinvestment of dividends                            --    7,908,209   2,944,481    7,888,534       34,369   4,013,966
   Cost of shares redeemed                     (15,893,266)  (3,311,329)(11,761,932)  (7,288,823)  (2,564,459)   (169,782)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                   (8,252,524)   7,715,211  (1,475,681)   2,837,215   (1,425,279)  5,047,862
-------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets     (16,560,457)  (7,877,220) (5,812,230)   5,237,997      116,089  (1,609,264)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                          32,786,157   40,663,377  42,117,458   36,879,461   10,460,665  12,069,929
-------------------------------------------------------------------------------------------------------------------------
   End of period                               $16,225,700  $32,786,157 $36,305,228  $42,117,458  $10,576,754 $10,460,665
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                             $27,457,568  $35,789,250 $28,250,713  $29,726,394  $13,823,130 $15,297,512
   Undistributed (distributions
      in excess of) net investment income          (14,740)     (18,219)         --          947           --          --
   Accumulated net realized
      gain (loss) on investments               (10,291,220)  (1,323,087)  1,167,831      314,639     (818,200) (1,138,807)
   Net unrealized appreciation
      (depreciation) on investments               (925,908)  (1,661,787)  6,886,684   12,075,478   (2,428,176) (3,698,040)
-------------------------------------------------------------------------------------------------------------------------
   Net assets applicable
      to shares outstanding                    $16,225,700  $32,786,157 $36,305,228  $42,117,458  $10,576,754 $10,460,665
-------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                     978,405      197,423     403,014       98,502      186,904      97,735
   Reinvestment of dividends                            --      744,652     161,077      393,046        5,263     720,640
-------------------------------------------------------------------------------------------------------------------------
                                                   978,405      942,075     564,091      491,548      192,167     818,375
   Shares redeemed                              (1,880,941)    (210,312)   (645,388)    (327,057)    (397,356)    (15,301)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                        (902,536)     731,763     (81,297)     164,491     (205,189)    803,074
   Beginning of period                           3,049,576    2,317,813   2,082,622    1,918,131    1,826,698   1,023,624
-------------------------------------------------------------------------------------------------------------------------
   End of period                                 2,147,040    3,049,576   2,001,325    2,082,622    1,621,509   1,826,698
-------------------------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

55



  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Changes in Net Assets continued

                                                                                     TOUCHSTONE                 TOUCHSTONE
                                                                                    GROWTH/VALUE                  EQUITY
                                                                                        FUND                       FUND
                                                                                   ---------------            ---------------
                                                                                      FOR THE                    FOR THE
                                                                                     PERIOD (a)                 PERIOD (a)
                                                                                        ENDED                      ENDED
                                                                                    DECEMBER 31,               DECEMBER 31,
                                                                                        2001                       2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                                    $    (19,673)             $    (19,341)
   Net realized gain (loss)                                                            (475,816)                 (925,124)
   Net change in unrealized appreciation (depreciation)                                (205,604)                  109,664
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                     (701,093)                 (834,801)
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                                                     --                        --
   Realized capital gains                                                                    --                        --
--------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                                         --                        --
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                                          6,612,927                10,437,681
   Reinvestment of dividends                                                                 --                        --
   Cost of shares redeemed                                                             (118,823)                  (20,518)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions                                    6,494,104                10,417,163
--------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                            5,793,011                 9,582,362
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                                       --                        --
--------------------------------------------------------------------------------------------------------------------------
   End of period                                                                   $  5,793,011              $  9,582,362
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                                 $  6,474,431               $10,397,822
   Undistributed (distributions in excess of) net investment income                          --                        --
   Accumulated net realized gain (loss) on investments                                 (475,816)                 (925,124)
   Net unrealized appreciation (depreciation) on investments                           (205,604)                  109,664
--------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding                                     $  5,793,011              $  9,582,362
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                                                          683,237                 1,068,342
   Reinvestment of dividends                                                                 --                        --
--------------------------------------------------------------------------------------------------------------------------
                                                                                        683,237                 1,068,342
   Shares redeemed                                                                      (13,564)                   (2,259)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                                              669,673                 1,066,083
   Beginning of period                                                                       --                       --
--------------------------------------------------------------------------------------------------------------------------
   End of period                                                                        669,673                 1,066,083
--------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 2001.




The accompanying notes are an integral part of the financial statements.

56

  TOUCHSTONE VARIABLE SERIES TRUST



                                                                                    TOUCHSTONE                TOUCHSTONE
                                                                                    ENHANCED 30               VALUE PLUS
                                                                                       FUND                      FUND
                                                                            ------------------------- -------------------------
                                                                               FOR THE      FOR THE     FOR THE      FOR THE
                                                                                YEAR         YEAR         YEAR        YEAR
                                                                                ENDED        ENDED        ENDED       ENDED
                                                                            DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                2001         2000         2001        2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                            $    104,549  $   72,466  $    29,268  $    32,759
   Net realized gain (loss)                                                    (223,117)     22,638       12,448      201,247
   Net change in unrealized appreciation (depreciation)                      (1,324,674)   (469,761)    (136,067)     (79,916)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations           (1,443,242)   (374,657)     (94,351)     154,090
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                                       (104,807)    (72,229)          --      (32,417)
   Realized capital gains                                                            --          --      (79,697)    (499,389)
-------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                           (104,807)    (72,229)     (79,697)    (531,806)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                                    437,203   1,380,571    2,570,381    1,750,713
   Reinvestment of dividends                                                    104,807      72,229       79,697      531,806
   Cost of shares redeemed                                                     (675,212) (1,836,890)  (2,093,897)  (2,282,752)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions                             (133,202)   (384,090)     556,181         (233)
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                   (1,681,251)   (830,976)     382,133     (377,949)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                       12,701,128  13,532,104    6,792,844    7,170,793
-------------------------------------------------------------------------------------------------------------------------------
   End of period                                                            $11,019,877 $12,701,128 $  7,174,977  $ 6,792,844
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                          $12,287,775 $12,420,977 $  7,072,086  $ 6,515,905
   Undistributed (distributions in excess of) net investment income                   5         263       29,268          445
   Accumulated net realized gain (loss) on investments                         (551,969)   (328,852)     (47,976)      18,828
   Net unrealized appreciation (depreciation) on investments                   (715,934)    608,740      121,599      257,666
-------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding                              $11,019,877 $12,701,128 $  7,174,977  $ 6,792,844
-------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                                                   46,952     134,524      242,690      158,679
   Reinvestment of dividends                                                     11,606       7,095        7,605       50,360
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 58,558     141,619      250,295      209,039
   Shares redeemed                                                              (72,926)   (176,267)    (200,654)    (208,322)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                                      (14,368)    (34,648)      49,641          717
   Beginning of period                                                        1,247,710   1,282,358      639,957      639,240
-------------------------------------------------------------------------------------------------------------------------------
   End of period                                                              1,233,342   1,247,710      689,598      639,957
-------------------------------------------------------------------------------------------------------------------------------





                                                                               TOUCHSTONE               TOUCHSTONE
                                                                             GROWTH & INCOME             BALANCED
                                                                                  FUND                     FUND
                                                                        ------------------------- ------------------------
                                                                          FOR THE      FOR THE      FOR THE     FOR THE
                                                                           YEAR         YEAR         YEAR        YEAR
                                                                           ENDED       ENDED         ENDED       ENDED
                                                                        DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                           2001         2000         2001         2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                        $   485,688  $  732,209  $   827,227  $ 1,076,184
   Net realized gain (loss)                                              1,126,944   1,387,219      452,765      761,876
   Net change in unrealized appreciation (depreciation)                 (3,862,234)  3,964,034     (491,414)   2,092,989
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations      (2,249,602)  6,083,462      788,578    3,931,049
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                                  (732,234) (1,098,231)    (867,214)  (1,125,895)
   Realized capital gains                                               (1,644,765) (2,484,968)    (409,980)  (1,709,918)
------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                    (2,376,999) (3,583,199)  (1,277,194)  (2,835,813)
------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                               984,873   1,056,533    3,114,794      845,741
   Reinvestment of dividends                                             2,376,999   3,583,199    1,277,194    2,835,815
   Cost of shares redeemed                                             (21,946,881)(14,584,256)  (9,439,476)  (7,729,633)
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions                     (18,585,009) (9,944,524)  (5,047,488)  (4,048,077)
------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                             (23,211,610) (7,444,261)  (5,536,104)  (2,952,841)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                  57,335,021  64,779,282   33,763,193   36,716,034
------------------------------------------------------------------------------------------------------------------------
   End of period                                                       $34,123,411  $57,335,021 $28,227,089  $33,763,193
------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                     $30,905,023 $49,489,960  $27,016,597  $32,064,505
   Undistributed (distributions in excess of) net investment income        485,665     732,234       24,536        8,838
   Accumulated net realized gain (loss) on investments                     839,872   1,357,742     (112,562)     (59,857)
   Net unrealized appreciation (depreciation) on investments             1,892,851   5,755,085    1,298,518    1,749,707
------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding                         $34,123,411 $57,335,021  $28,227,089  $33,763,193
------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                                              89,615     100,630      217,294       60,845
   Reinvestment of dividends                                               237,226     318,507       91,359      200,553
------------------------------------------------------------------------------------------------------------------------
                                                                           326,841     419,137      308,653      261,398
   Shares redeemed                                                      (1,980,821) (1,376,773)    (657,779)    (551,392)
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                              (1,653,980)   (957,636)    (349,126)    (289,994)
   Beginning of period                                                   5,090,574   6,048,210    2,371,145    2,661,139
------------------------------------------------------------------------------------------------------------------------
   End of period                                                         3,436,594   5,090,574    2,022,019    2,371,145
------------------------------------------------------------------------------------------------------------------------


57



  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Changes in Net Assets continued

                                                                                TOUCHSTONE               TOUCHSTONE
                                                                                HIGH YIELD                  BOND
                                                                                   FUND                     FUND
                                                                        -------------------------- ---------------------------
                                                                           FOR THE       FOR THE     FOR THE      FOR THE
                                                                             YEAR         YEAR         YEAR        YEAR
                                                                             ENDED       ENDED         ENDED       ENDED
                                                                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                             2001         2000         2001        2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                        $  1,691,285 $  1,504,563 $  1,895,125 $ 2,108,118
   Net realized gain (loss)                                                   6,908   (1,560,217)     625,777  (1,184,901)
   Net change in unrealized
         appreciation (depreciation)                                       (567,540)     (41,690)       8,812   1,967,190
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
         resulting from operations                                        1,130,653      (97,344)   2,529,714   2,890,407
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                                 (1,728,333)  (1,512,040)  (2,116,586) (1,963,621)
   Realized capital gains                                                        --           --           --          --
--------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                     (1,728,333)  (1,512,040)  (2,116,586) (1,963,621)
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                             16,535,531    1,438,560    3,011,471   1,219,612
   Reinvestment of dividends                                              1,728,333    1,512,040    2,116,586   1,963,621
   Cost of shares redeemed                                              (15,390,289)    (508,838)  (3,701,064) (5,812,452)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
         from share transactions                                          2,873,575    2,441,762    1,426,993  (2,629,219)
--------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                2,275,895      832,378    1,840,121  (1,702,433)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                   15,748,310   14,915,932   32,997,821  34,700,254
--------------------------------------------------------------------------------------------------------------------------
   End of period                                                        $18,024,205  $15,748,310  $34,837,942 $32,997,821
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $22,433,769  $19,560,194  $33,664,841 $32,237,848
   Undistributed (distributions in excess of)
         net investment income                                              (68,525)      (4,904)   1,922,322   2,116,586
   Accumulated net realized
         gain (loss) on investments                                      (1,918,976)  (1,917,756)  (1,030,887) (1,593,096)
   Net unrealized appreciation
         (depreciation) on investments                                   (2,422,063)  (1,889,224)     281,666     236,483
--------------------------------------------------------------------------------------------------------------------------
   Net assets applicable
         to shares outstanding                                          $18,024,205  $15,748,310  $34,837,942 $32,997,821
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                                            2,040,469      170,561      277,911     118,903
   Reinvestment of dividends                                                231,991      195,860      204,897     191,760
--------------------------------------------------------------------------------------------------------------------------
                                                                          2,272,460      366,421      482,808     310,663
   Shares redeemed                                                       (1,897,036)     (60,186)    (345,158)   (567,586)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                                  375,424      306,235      137,650    (256,923)
   Beginning of period                                                    2,038,469    1,732,234    3,218,759   3,475,682
--------------------------------------------------------------------------------------------------------------------------
   End of period                                                          2,413,893    2,038,469    3,356,409   3,218,759
--------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 2001.

The accompanying notes are an integral part of the financial statements.

58

  TOUCHSTONE VARIABLE SERIES TRUST


                                                                                   TOUCHSTONE                 TOUCHSTONE
                                                                                 STANDBY INCOME              MONEY MARKET
                                                                                      FUND                       FUND
                                                                           ---------------------------     ----------------
                                                                               FOR THE      FOR THE             FOR THE
                                                                                YEAR         YEAR               PERIOD
                                                                                ENDED        ENDED             ENDED (a)
                                                                            DECEMBER 31, DECEMBER 31,        DECEMBER 31,
                                                                                2001         2000                2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                           $  1,034,181 $  1,647,038            $  122,313
   Net realized gain (loss)                                                      4,071     (115,423)                  779
   Net change in unrealized
         appreciation (depreciation)                                          (105,112)      66,988                    --
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
         resulting from operations                                             933,140    1,598,603               123,092
-------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                                    (1,141,665)  (1,647,108)             (122,313)
   Realized capital gains                                                           --           --                  (779)
-------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                        (1,141,665)  (1,647,108)             (123,092)
-------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                                12,349,989   10,058,776            30,349,128
   Reinvestment of dividends                                                 1,269,145    1,647,114               123,092
   Cost of shares redeemed                                                 (13,358,236) (18,408,109)          (20,172,139)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
         from share transactions                                               260,898   (6,702,219)           10,300,081
-------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                      52,373   (6,750,724)           10,300,081
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                      22,728,352   29,479,076                   --
-------------------------------------------------------------------------------------------------------------------------
   End of period                                                           $22,780,725  $22,728,352           $10,300,081
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                         $23,279,210  $23,018,312           $10,300,081
   Undistributed (distributions in excess of)
         net investment income                                                 (60,930)          47                    --
   Accumulated net realized
         gain (loss) on investments                                           (282,291)    (226,818)                   --
   Net unrealized appreciation
         (depreciation) on investments                                        (155,264)     (63,189)                   --
-------------------------------------------------------------------------------------------------------------------------
   Net assets applicable
         to shares outstanding                                             $22,780,725  $22,728,352            10,300,081
-------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                                               1,246,113    1,015,802            30,349,128
   Reinvestment of dividends                                                   128,409      166,262               123,092
-------------------------------------------------------------------------------------------------------------------------
                                                                             1,374,522    1,182,064            30,472,220
   Shares redeemed                                                          (1,355,421)  (1,859,048)          (20,172,139)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                                      19,101     (676,984)           10,300,081
   Beginning of period                                                       2,294,683    2,971,667                    --
-------------------------------------------------------------------------------------------------------------------------
   End of period                                                             2,313,784    2,294,683            10,300,081
-------------------------------------------------------------------------------------------------------------------------




59



  TOUCHSTONE VARIABLE SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:

                                                                                       TOUCHSTONE INTERNATIONAL
                                                                                              EQUITY FUND
                                                                  ------------------------------------------------------------------
                                                                            FOR THE   FOR THE   FOR THE    FOR THE   FOR THE
                                                                             YEAR      YEAR      YEAR       YEAR      YEAR
                                                                            ENDED      ENDED     ENDED      ENDED     ENDED
                                                                           DECEMBER  DECEMBER  DECEMBER,  DECEMBER  DECEMBER
                                                                           31, 2001  31, 2000  31, 1999   31, 1998  31, 1997

NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 10.75   $ 17.54   $ 13.96   $ 12.01   $ 11.07
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   0.03      0.02      0.06      0.06      0.07
Net realized and unrealized gain (loss) on investments                        (3.22)    (3.39)     5.00      2.37      1.56
---------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                     (3.19)    (3.37)     5.06      2.43      1.63
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                         --     (0.12)    (0.07)    (0.10)    (0.05)
   In excess of net investment income                                            --        --        --        --        --
   Realized capital gains                                                        --     (3.30)    (1.41)    (0.38)    (0.64)
---------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                             --     (3.42)    (1.48)    (0.48)    (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 7.56   $ 10.75   $ 17.54   $ 13.96   $ 12.01
---------------------------------------------------------------------------------------------------------------------------------
Total return (c)                                                             (29.67)%  (18.90)%   36.47%    20.21%    14.76%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                          $16,226   $32,786   $40,663   $33,813   $19,703
Ratios to average net assets:
   Net expenses                                                                1.25%     1.25%     1.25%     1.25%     1.25%
   Net investment income (loss)                                                0.36%    (0.02)%    0.37%     0.49%     0.71%
   Expenses, without waiver and reimbursement                                  2.21%     1.74%     1.84%     1.95%     3.19%
Portfolio turnover                                                              160%      121%      156%      141%      149%
---------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1999.
(b)  The Fund commenced operations on May 1, 2001.
(c) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
(d)  Total return is not annualized.
(e)  Ratios are annualized.



The accompanying notes are an integral part of the financial statements.


60

  TOUCHSTONE VARIABLE SERIES TRUST

                                                                                 TOUCHSTONE EMERGING
                                                                                      GROWTH FUND
                                                                -------------------------------------------------------
                                                                    FOR THE   FOR THE   FOR THE   FOR THE    FOR THE
                                                                     YEAR      YEAR      YEAR      YEAR       YEAR
                                                                     ENDED     ENDED     ENDED     ENDED      ENDED
                                                                   DECEMBER  DECEMBER  DECEMBER  DECEMBER   DECEMBER
                                                                   31, 2001  31, 2000  31, 1999  31, 1998   31, 1997

NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 20.22     $ 19.23   $ 15.33   $ 15.40   $ 12.20
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (0.13)      (0.05)    (0.05)     0.02      0.03
Net realized and unrealized gain (loss) on investments                 (0.39)       5.71      7.13      0.46      4.06
-----------------------------------------------------------------------------------------------------------------------
         Total from investment operations                              (0.52)       5.66      7.08      0.48      4.09
-----------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  --          --        --     (0.03)    (0.03)
   In excess of net investment income                                     --          --        --        --        --
   Realized capital gains                                              (1.56)      (4.67)    (3.18)    (0.52)    (0.86)
-----------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                   (1.56)      (4.67)    (3.18)    (0.55)    (0.89)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 18.14     $ 20.22   $ 19.23   $ 15.33   $ 15.40
-----------------------------------------------------------------------------------------------------------------------
Total return (c)                                                       (2.62)%     29.62%    46.75%     3.28%    33.67%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                   $36,305     $42,117   $36,879   $31,264   $19,417
Ratios to average net assets:
   Net expenses                                                         1.15%       1.12%     1.15%     1.15%     1.15%
   Net investment income (loss)                                        (0.72)%     (0.24)%   (0.34)%    0.14%     0.27%
   Expenses, without waiver and reimbursement                           1.36%       1.32%     1.42%     1.49%     2.19%
Portfolio turnover                                                        85%         77%       89%       66%       88%
-----------------------------------------------------------------------------------------------------------------------





                                                                                 TOUCHSTONE SMALL CAP           TOUCHSTONE GROWTH/
                                                                                      VALUE FUND                    VALUE FUND
                                                                         -------------------------------------  ------------------
                                                                             FOR THE   FOR THE    FOR THE             FOR THE
                                                                              YEAR      YEAR      PERIOD              PERIOD
                                                                              ENDED     ENDED    ENDED (a)           ENDED (b)
                                                                            DECEMBER  DECEMBER   DECEMBER            DECEMBER
                                                                            31, 2001  31, 2000   31, 1999            31, 2001

NET ASSET VALUE, BEGINNING OF PERIOD                                          $    5.73  $ 11.79    $ 10.00              $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                      (0.02)   (0.05)     (0.03)               (0.03)
Net realized and unrealized gain (loss) on investments                             0.83    (2.38)      1.82                (1.32)
--------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                          0.81    (2.43)      1.79                (1.35)
--------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                          (0.01)      --         --                   --
   In excess of net investment income                                                --       --         --                   --
   Realized capital gains                                                         (0.01)   (3.63)        --                   --
--------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                              (0.02)   (3.63)        --                   --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $    6.52   $ 5.73    $ 11.79               $ 8.65
--------------------------------------------------------------------------------------------------------------------------------
Total return (c)                                                                  14.16%  (19.70)%    17.90%(d)          (13.50)%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                              $10,577  $10,461    $12,070            $  5,793
Ratios to average net assets:
   Net expenses                                                                    1.00%    1.00%      1.00%(e)            1.10%(e)
   Net investment income (loss)                                                   (0.33)%  (0.71)%    (0.48)%(e)          (0.57)%(e)
   Expenses, without waiver and reimbursement                                      2.16%    1.85%      2.03%(e)            3.00%(e)
Portfolio turnover                                                                  192%     217%        86%                 36%
--------------------------------------------------------------------------------------------------------------------------------



61



  TOUCHSTONE VARIABLE SERIES TRUST

Financial Highlights continued

Selected data for a share outstanding:

                                                                          TOUCHSTONE                     TOUCHSTONE
                                                                            EQUITY                       ENHANCED 30
                                                                             FUND                           FUND
                                                                        ---------------     ------------------------------------
                                                                            FOR THE             FOR THE    FOR THE   FOR THE
                                                                            PERIOD               YEAR       YEAR     PERIOD
                                                                           ENDED (a)             ENDED      ENDED   ENDED (b)
                                                                           DECEMBER            DECEMBER   DECEMBER  DECEMBER
                                                                           31, 2001            31, 2001   31, 2000  31, 1999

NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 10.00             $ 10.18    $ 10.55    $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    (0.02)               0.09       0.06       0.05
Net realized and unrealized gain (loss) on investments                          (0.99)              (1.25)     (0.37)      0.55
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                       (1.01)              (1.16)     (0.31)      0.60
------------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           --               (0.09)     (0.06)     (0.05)
   In excess of net investment income                                              --                  --         --         --
   Realized capital gains                                                          --                  --         --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                               --               (0.09)     (0.06)     (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 8.99              $ 8.93    $ 10.18    $ 10.55
------------------------------------------------------------------------------------------------------------------------------------
Total return (e)                                                               (10.10)%(f)         (11.45)%    (3.00)%     5.99%(f)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                            $ 9,582             $11,020    $12,701    $13,532
Ratios to average net assets:
   Net expenses                                                                  0.95%(g)            0.75%      0.75%      0.75%(g)
   Net investment income (loss)                                                 (0.37)%(g)           0.90%      0.58%      0.83%(g)
   Expenses, without waiver and reimbursement                                    2.28%(g)            1.79%      1.67%      1.77%(g)
Portfolio turnover                                                                 44%                  6%        27%         9%
------------------------------------------------------------------------------------------------------------------------------------
 (a) The Fund commenced operations on May 1, 2001.
 (b) The Fund commenced operations on May 1, 1999.
 (c) The Fund commenced operations on May 1, 1998.
 (d) The Fund commenced operations on January 1, 1999.
 (e) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
 (f) Total return is not annualized.
 (g) Ratios are annualized.



The accompanying notes are an integral part of the financial statements.


62

  TOUCHSTONE VARIABLE SERIES TRUST


                                                                                           TOUCHSTONE
                                                                                           VALUE PLUS
                                                                                              FUND
                                                                        ------------------------------------------------
                                                                              FOR THE   FOR THE   FOR THE   FOR THE
                                                                               YEAR      YEAR      YEAR     PERIOD
                                                                               ENDED     ENDED     ENDED   ENDED (c)
                                                                             DECEMBER  DECEMBER  DECEMBER  DECEMBER
                                                                             31, 2001  31, 2000  31, 1999  31, 1998

NET ASSET VALUE, BEGINNING OF PERIOD                                         $ 10.61    $ 11.22   $ 10.18   $ 10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    0.04       0.06      0.03      0.03
Net realized and unrealized gain (loss) on investments                         (0.13)      0.24      1.49      0.18
------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                      (0.09)      0.30      1.52      0.21
------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                          --      (0.06)    (0.03)    (0.03)
   In excess of net investment income                                             --         --        --        --
   Realized capital gains                                                      (0.12)     (0.85)    (0.45)       --
------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                           (0.12)     (0.91)    (0.48)    (0.03)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 10.40    $ 10.61   $ 11.22   $ 10.18
------------------------------------------------------------------------------------------------------------------------
Total return (e)                                                               (0.88)%     2.60%    15.02%     2.11%(f)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                           $ 7,175   $  6,793  $  7,171  $  3,168
Ratios to average net assets:
   Net expenses                                                                 1.15%      1.15%     1.15%     1.15%(g)
   Net investment income (loss)                                                 0.43%      0.49%     0.26%     0.65%(g)
   Expenses, without waiver and reimbursement                                   2.24%      2.16%     2.37%     7.49%(g)
Portfolio turnover                                                                50%        55%      101%      100%
------------------------------------------------------------------------------------------------------------------------




                                                                               TOUCHSTONE
                                                                                GROWTH &
                                                                               INCOME FUND
                                                                  ------------------------------------
                                                                       FOR THE   FOR THE   FOR THE
                                                                        YEAR      YEAR     PERIOD
                                                                        ENDED     ENDED   ENDED (d)
                                                                      DECEMBER  DECEMBER  DECEMBER
                                                                      31, 2001  31, 2000  31, 1999

NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 11.26   $ 10.71   $ 10.46
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             0.23      0.19      0.23
Net realized and unrealized gain (loss) on investments                  (0.82)     1.11      0.02
-------------------------------------------------------------------------------------------------
         Total from investment operations                               (0.59)     1.30      0.25
-------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (0.23)    (0.23)       --
   In excess of net investment income                                      --        --        --
   Realized capital gains                                               (0.51)    (0.52)       --
-------------------------------------------------------------------------------------------------
   Total dividends and distributions                                    (0.74)    (0.75)      --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.93   $ 11.26   $ 10.71
-------------------------------------------------------------------------------------------------
Total return (e)                                                        (5.28)%   12.20%     2.39%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                    $34,123   $57,335   $64,779
Ratios to average net assets:
   Net expenses                                                          0.85%     0.85%     0.85%
   Net investment income (loss)                                          1.13%     1.30%     1.49%
   Expenses, without waiver and reimbursement                            1.36%     1.29%     1.28%
Portfolio turnover                                                        149%       88%       65%
-------------------------------------------------------------------------------------------------


63


  TOUCHSTONE VARIABLE SERIES TRUST

Financial Highlights continued

Selected data for a share outstanding:

                                                                                              TOUCHSTONE
                                                                                               BALANCED
                                                                                                 FUND
                                                                  ------------------------------------------------------------------
                                                                            FOR THE   FOR THE   FOR THE    FOR THE   FOR THE
                                                                             YEAR      YEAR      YEAR       YEAR      YEAR
                                                                           ENDED (a)   ENDED     ENDED      ENDED     ENDED
                                                                           DECEMBER  DECEMBER  DECEMBER   DECEMBER  DECEMBER
                                                                           31, 2001  31, 2000  31, 1999   31, 1998  31, 1997

NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 14.24    $ 13.80   $ 13.96   $ 13.99   $ 12.84
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     0.38(d)    0.50      0.43      0.35      0.31
Net realized and unrealized gain (loss) on investments                             --       1.25      0.90      0.40      2.05
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                        0.38       1.75      1.33      0.75      2.36
------------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (0.38)     (0.52)    (0.43)    (0.37)    (0.32)
   In excess of net investment income                                           (0.07)        --        --        --        --
   Realized capital gains                                                       (0.21)     (0.79)    (1.06)    (0.41)    (0.89)
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                            (0.66)     (1.31)    (1.49)    (0.78)    (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $ 13.96    $ 14.24   $ 13.80   $ 13.96   $ 13.99
------------------------------------------------------------------------------------------------------------------------------------
Total return (e)                                                                 2.67%     12.70%     9.62%     5.44%    18.61%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                            $28,227    $33,763   $36,716   $41,250   $22,287
Ratios to average net assets:
   Net expenses                                                                  0.90%      0.92%     0.90%     0.90%     0.90%
   Net investment income (loss)                                                  2.69%      3.20%     2.55%     2.67%     2.61%
   Expenses, without waiver and reimbursement                                    1.43%      1.39%     1.35%     1.37%     2.04%
Portfolio turnover                                                                 59%        54%       73%       51%       86%
------------------------------------------------------------------------------------------------------------------------------------
 (a) The Funds have adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing debt securities using the daily, effective yield method. The effect of the change for the year ended December 31, 2001, for the Touchstone Balanced Fund, the Touchstone
     High Yield Fund, and the Touchstone Bond Fund was a decrease in net investment income of $.013, $.014, and $.013, respectively, and increase in net realized and unrealized gains and losses of $.013, $.014, and $.013, respectively, and a decrease in the ratio of net investment income from
     2.78%, 9.78%, and 5.72%, to 2.69%, 9.59%, and 5.59%, respectively. The periods prior to 1/1/2001 have not been restated to reflect the change in presentation.
 (b) The Fund commenced operations on May 1, 1999.
 (c) The Fund commenced operations on January 1, 1999.
 (d) Calculated using average shares outstanding throughout the period.
 (e) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
 (f) Total return is not annualized.
 (g)  Ratios are annualized.



The accompanying notes are an integral part of the financial statements.


64

  TOUCHSTONE VARIABLE SERIES TRUST


                                                                  TOUCHSTONE                               TOUCHSTONE
                                                                HIGH YIELD FUND                             BOND FUND
                                                       ----------------------------------     ------------------------------------
                                                          FOR THE   FOR THE   FOR THE              FOR THE   FOR THE   FOR THE
                                                           YEAR      YEAR     PERIOD                YEAR      YEAR     PERIOD
                                                         ENDED (a)  ENDED    ENDED (b)            ENDED (a)   ENDED   ENDED (c)
                                                         DECEMBER  DECEMBER  DECEMBER             DECEMBER  DECEMBER  DECEMBER
                                                         31, 2001  31, 2000  31, 1999             31, 2001  31, 2000  31, 1999

NET ASSET VALUE, BEGINNING OF PERIOD                         $ 7.73     $ 8.61   $ 10.00             $ 10.25     $ 9.98   $ 10.20
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.78(d)    0.82      0.58                0.60(d)    0.74      0.76
Net realized and unrealized gain (loss) on investments        (0.25)     (0.88)    (1.39)               0.20       0.18     (0.89)
---------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                      0.53      (0.06)    (0.81)               0.80       0.92     (0.13)
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      (0.78)     (0.82)    (0.58)              (0.67)     (0.65)    (0.09)
   In excess of net investment income                         (0.01)        --        --                  --         --        --
   Realized capital gains                                        --         --        --                  --         --        --
---------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                          (0.79)     (0.82)    (0.58)              (0.67)     (0.65)    (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 7.47     $ 7.73    $ 8.61             $ 10.38    $ 10.25    $ 9.98
---------------------------------------------------------------------------------------------------------------------------------
Total return (e)                                               6.93%     (0.70)%   (8.11)%(f)           7.85%      9.20%    (1.28)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                          $18,024    $15,748   $14,916             $34,838    $32,998   $34,700
Ratios to average net assets:
   Net expenses                                                0.80%      0.80%     0.80%(g)            0.75%      0.75%     0.75%
   Net investment income (loss)                                9.59%      9.82%     9.41%(g)            5.59%      6.36%     6.04%
   Expenses, without waiver and reimbursement                  1.45%      1.50%     1.53%(g)            1.09%      1.09%     1.07%
Portfolio turnover                                               25%        62%       42%                 92%       123%       45%
---------------------------------------------------------------------------------------------------------------------------------



65



  TOUCHSTONE VARIABLE SERIES TRUST

Financial Highlights continued

Selected data for a share outstanding:

                                                                                                                   TOUCHSTONE
                                                                   TOUCHSTONE STANDBY                             MONEY MARKET
                                                                       INCOME FUND                                    FUND
                                           ------------------------------------------------------------------     ------------
                                                    FOR THE    FOR THE   FOR THE   FOR THE   FOR THE                 FOR THE
                                                     YEAR       YEAR      YEAR      YEAR      YEAR                   PERIOD
                                                   ENDED (a)    ENDED     ENDED     ENDED     ENDED                 ENDED (b)
                                                   DECEMBER   DECEMBER  DECEMBER  DECEMBER  DECEMBER                DECEMBER
                                                   31, 2001   31, 2000  31, 1999  31, 1998  31, 1997                31, 2001

NET ASSET VALUE, BEGINNING OF PERIOD                $ 9.90    $ 9.92    $ 10.01   $ 10.00   $ 10.01                 $ 1.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.45(c)   0.52       0.56      0.55      0.54                   0.02(c)
Net realized and unrealized
   gain (loss) on investments                           --     (0.02)     (0.09)     0.01     (0.01)                  0.00(d)
--------------------------------------------------------------------------------------------------------------------------
         Total from investment operations             0.45      0.50       0.47      0.56      0.53                   0.02
--------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                             (0.45)    (0.52)     (0.56)    (0.55)    (0.54)                 (0.02)
   In excess of net investment income                (0.05)       --         --        --        --                     --
   Realized capital gains                               --        --         --        --        --                  (0.00)(e)
--------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                 (0.50)    (0.52)     (0.56)    (0.55)    (0.54)                 (0.02)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 9.85    $ 9.90     $ 9.92   $ 10.01   $ 10.00                 $ 1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (f)                                      4.69%     5.20%      4.86%     5.71%     5.41%                  2.09%(g)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                 $22,781   $22,728    $29,479   $26,450   $17,562                $10,300
Ratios to average net assets:
   Net expenses                                       0.50%     0.50%      0.50%     0.50%     0.50%                  0.60%(h)
   Net investment income (loss)                       4.62%     6.32%      5.65%     5.47%     5.42%                  2.95%(h)
   Expenses, without waiver
         and reimbursement                            0.96%     0.87%      0.87%     0.95%     1.48%                  2.31%(h)
Portfolio turnover                                      22%       77%        56%      328%      251%                    --
--------------------------------------------------------------------------------------------------------------------------
 (a) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing debt securities using the daily, effective yield method. The effect of the change for the year ended
     December 31, 2001 was a decrease in net investment income of $.016, an increase in net realized and unrealized gains and losses of $.016, and a decrease in the ratio of net investment income to average net assets from
     4.77% to 4.62%. The periods prior to 1/1/2001 have not been restated to reflect the change in presentation.
 (b) The Fund commenced operations on May 1, 2001.
 (c) Calculated using average shares outstanding throughout the period.
 (d) Net realized and unrealized gain on investments were less than $0.01 per share.
 (e) Distributions from realized capital gains were less than $0.01 per share.
 (f) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
 (g) Total return is not annualized.
 (h) Ratios are annualized.



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE VARIABLE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Touchstone Variable Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of thirteen Funds: Touchstone International Equity Fund, Touchstone Emerging Growth Fund, Touchstone Small Cap Value Fund, Touchstone Growth/Value Fund, Touchstone Equity Fund, Touchstone Enhanced 30 Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Balanced Fund, Touchstone High Yield Fund, Touchstone Bond Fund, Touchstone Standby Income Fund and Touchstone Money Market Fund (collectively, the "Funds"). The Touchstone Growth/Value Fund, Touchstone Equity Fund, and the Touchstone Money Market Fund commenced operations on May 1, 2001.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2001, outstanding shares were issued to separate accounts of Western-Southern Life Assurance Company, Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of the Western & Southern Financial Group ("Western-Southern"), and 100% of the outstanding shares of the Trust were collectively owned by affiliates of Western-Southern.

On June 4, 2001, the Securities and Exchange Commission issued an order approving the substitution of shares of Touchstone High Yield Fund for shares of Touchstone Income Opportunity Fund held by Western-Southern to fund certain variable annuity contracts issued by Western-Southern. On June 26, 2001, the substitution was affected by redeeming shares of the Touchstone Income Opportunity Fund at net asset value and using the proceeds to purchase shares of the Touchstone High Yield Fund at net asset value on the same date. As a result of the substitution, the Touchstone Income Opportunity Fund ceased investment operations and was dissolved effective June 26, 2001.

The accounting policies of the Trust are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Investment Valuation. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

  TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

Foreign Currency Value Translation. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward currency contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

Investment Income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

Adoption of New Accounting Principle. Effective January 1, 2001, the Funds adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to January 1, 2001 the Funds amortized premiums and discounts using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Fund as of that date:

                                                                 Accumulated
                                      Net Unrealized          Undistributed Net
                                Appreciation/(Depreciation)   Investment Income

Touchstone Balanced Fund                  $40,225                 $(40,225)
Touchstone High Yield Fund                 34,701                  (34,701)
Touchstone Bond Fund                       36,371                  (36,371)
Touchstone Standby Income Fund             13,037                  (13,037)



The effect of this change for the year ended December 31, 2001 was to increase/(decrease) net investment income and increase/(decrease) net unrealized appreciation/(depreciation) by the following reclassifications. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

                                     Net Unrealized             Net
                                      Appreciation/         Investment      Net Realized
                                     (Depreciation)           Income           Gains

Touchstone Balanced Fund                 $(7,692)            $(26,852)         $ 34,544
Touchstone High Yield Fund                25,597              (33,725)            8,128
Touchstone Bond Fund                      (8,816)             (44,529)           53,345
Touchstone Standby Income Fund            10,382              (36,762)           26,380

  TOUCHSTONE VARIABLE SERIES TRUST

Dividends and Distributions. Income dividends to shareholders for all Funds in the Trust, except the Touchstone Standby Income Fund and Touchstone Money Market Fund, are recorded by each Fund annually. It is the policy of the Touchstone Standby Income Fund and Touchstone Money Market Fund to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies (PFIC), foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gains and losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Federal Taxes. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for a federal income tax is necessary.

Written Options. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

Forward Foreign Currency and Spot Contracts. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation or depreciation of forward foreign currency contracts. As of December 31, 2001, the following Funds had the following open forward foreign currency and spot contracts:

  TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued


                                                                             Unrealized
                                 Contracts To        In Exchange            Appreciation/
Fund Name           Maturity    Deliver/Receive          For         Value (Depreciation)
Touchstone
Balanced Fund
Sales               02/15/02   GBP      117,800       $169,043     $170,936   $ (1,893)
---------------------------------------------------------------------------------------
                    03/18/02   ZAR    2,321,000        184,940      190,575     (5,635)
---------------------------------------------------------------------------------------
                                                                                (7,528)
---------------------------------------------------------------------------------------
  GBP -- Great Britain Pound
  ZAR -- South African Rand


Touchstone
International
Equity Fund
Purchases           01/17/02   JPY    91,800,000      $762,649     $701,397   $(61,252)
---------------------------------------------------------------------------------------
Sales               01/17/02   JPY    91,800,000       758,061      701,397     56,664
---------------------------------------------------------------------------------------
  JPY -- Japanese Yen

Repurchase Agreements. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Transactions. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Expenses. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

  TOUCHSTONE VARIABLE SERIES TRUST

2. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3. Transactions with Affiliates

Investment Advisor. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"), a subsidiary of Western-Southern Life Assurance Company ("Western-Southern"). Under the terms of the investment advisory agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 2001, each Fund incurred investment advisory fees equal on an annual basis to the following percentages of the daily net assets of the Fund:

                   Touchstone  Touchstone  Touchstone  Touchstone  Touchstone
                 International  Emerging    Small Cap     Growth/    Equity
                   Equity Fund Growth Fund Value Fund  Value Fund     Fund

Rate                  0.95%       0.80%       0.80%       1.00%        0.75%
-------------------------------------------------------------------------------

                   Touchstone  Touchstone Touchstone  Touchstone  Touchstone
                  Enhanced 30  Value Plus  Growth &    Balanced   High Yield
                      Fund        Fund    Income Fund    Fund        Fund

Rate                  0.65%       0.75%      0.80%       0.80%       0.60%
-------------------------------------------------------------------------------

                   Touchstone  Touchstone   Touchstone
                      Bond       Standby      Money
                      Fund     Income Fund  Market Fund

Rate                  0.55%       0.25%      0.50%
-------------------------------------------------------------------------------

  TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee that is computed daily and paid monthly based on average daily net assets, for services provided using an annual rate, as specified below. Through December 31, 2002, the following sub-advisory agreements are in place:


TOUCHSTONE INTERNATIONAL EQUITY FUND
Credit Suisse Asset Management, LLC                    0.85% on the first $30 million
                                                       0.80% on the next $20 million
                                                       0.60% on the next $25 million*
                                                       0.50% thereafter*

TOUCHSTONE EMERGING GROWTH FUND
TCW Investment Management Company**                    0.50%
Westfield Capital Management Company, Inc.             0.45% on the first $10 million
                                                       0.40% on the next $40 million
                                                       0.35% thereafter

TOUCHSTONE SMALL CAP VALUE FUND
Todd Investment Advisors, Inc.                         0.50%

TOUCHSTONE GROWTH/VALUE FUND
Mastrapasqua & Associates, Inc.                        0.60% on the first $50 million
                                                       0.50% on the next $50 million
                                                       0.40% on the next $100 million
                                                       0.35% thereafter

TOUCHSTONE EQUITY FUND
Fort Washington Investment Advisors, Inc.              0.45%

TOUCHSTONE ENHANCED 30 FUND
Todd Investment Advisors, Inc.                         0.40%

TOUCHSTONE VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.              0.45%

TOUCHSTONE GROWTH & Income Fund
Zurich Scudder Investments, Inc.                       0.50% on the first $150 million
                                                       0.45% thereafter

TOUCHSTONE BALANCED FUND
OpCap Advisors, Inc.                                   0.60% on the first $20 million
                                                       0.50% on the next $30 million
                                                       0.40% thereafter

TOUCHSTONE HIGH YIELD FUND
Fort Washington Investment Advisors, Inc.              0.40%

TOUCHSTONE BOND FUND
Fort Washington Investment Advisors, Inc.              0.30%

TOUCHSTONE STANDBY INCOME FUND
Fort Washington Investment Advisors, Inc.              0.15%

TOUCHSTONE MONEY MARKET FUND
Fort Washington Investment Advisors, Inc.              0.15%

Fort Washington Investment Advisors, Inc., and Todd Investment Advisors, Inc.
are affiliates of the Advisor and of Western-Southern.

* Prior to May 1, 2001, the rate of the sub-advisory fee was 0.70% on the next 25 million, and 0.60% thereafter.

**   Effective May 1, 2001, TCW Investment Management Company replaced David L.
     Babson & Co. as co-subadvisor of the Touchstone Emerging Growth Fund.

  TOUCHSTONE VARIABLE SERIES TRUST

Sponsor. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has waived all fees under the Sponsor Agreement through December 31, 2001. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

Trustees. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives an aggregate of $10,000 annually, plus $1,500 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust. For the year ended December 31, 2001, the Trust incurred $45,099 in Trustee fees which was prorated to each fund.

4. Expense Reimbursements

The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund, such that after such waivers and reimbursements, the aggregate operating expenses of each Fund do not exceed that Fund's expense cap (the "Expense Cap"). For this purpose, operating expenses include amortization of organizational expenses but are exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses. Each Fund's Expense Cap, as calculated on an annual basis, and as a percentage of average daily net assets of the Fund, is listed below. Also listed are the amounts of fees waived by the Advisor under the Sponsor Agreement and the amounts reimbursed by the Advisor to each Fund for the year ended December 31, 2001:

                   Touchstone  Touchstone  Touchstone  Touchstone  Touchstone
                 International  Emerging    Small Cap     Growth/     Equity
                   Equity Fund Growth Fund Value Fund  Value Fund      Fund
Voluntary
expense limit         1.25%       1.15%       1.00%       1.10%       0.95%
Sponsor
fees waived         $ 43,814    $73,320     $19,795     $ 6,828      $10,486
Amount of
reimbursement       $165,925       --       $95,831     $58,323      $59,575
--------------------------------------------------------------------------------

                   Touchstone  Touchstone Touchstone  Touchstone  Touchstone
                    Enhanced   Value Plus  Growth &    Balanced   High Yield
                     30 Fund      Fund    Income Fund    Fund        Fund
Voluntary
expense limit         0.75%       1.15%      0.85%       0.90%       0.80%
Sponsor
fees waived          $23,211    $13,749    $ 86,269     $61,037     $35,255
Amount of
reimbursement        $96,890     $61,101   $132,393    $99,446      $80,143
--------------------------------------------------------------------------------

                   Touchstone  Touchstone   Touchstone
                      Bond       Standby   Money Market
                      Fund     Income Fund     Fund
Voluntary
expense limit         0.75%       0.50%        0.60%
Sponsor
fees waived         $67,703     $44,768      $ 8,247
Amount of
reimbursement        $48,329    $58,242      $62,945

  TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

5. Purchases and Sales of Investment Securities

Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the year ended December 31, 2001 were as follows:


                       Touchstone   Touchstone     Touchstone   Touchstone   Touchstone
                     International   Emerging       Small Cap    Growth/       Equity
                       Equity Fund  Growth Fund    Value Fund   Value Fund      Fund

Cost of Purchases     $34,063,939  $30,091,268     $18,985,619  $7,986,821  $12,935,253
Proceeds from sales   $42,087,916   $32,960,588   $20,322,390   $1,747,122  $ 3,282,255
---------------------------------------------------------------------------------------


                       Touchstone   Touchstone     Touchstone   Touchstone   Touchstone
                        Enhanced    Value Plus      Growth &     Balanced    High Yield
                         30 Fund       Fund        Income Fund     Fund         Fund

Cost of Purchases       $936,666    $3,444,084    $62,346,757   $16,669,529  $8,488,796
Proceeds from sales     $731,721    $3,253,920     $84,330,315 $18,699,016   $4,080,531
---------------------------------------------------------------------------------------

                       Touchstone   Touchstone     Touchstone
                          Bond        Standby     Money Market
                          Fund      Income Fund       Fund

Cost of Purchases     $14,689,650   $3,383,862         --
Proceeds from sales   $ 9,757,566   $3,579,179         --
---------------------------------------------------------------

Purchases and sales of U.S. government obligations (excluding short-term investments) for the year ended December 31, 2001 were as follows:

                       Touchstone
                         Standby    Touchstone     Touchstone
                         Income      Balanced         Bond
                          Fund         Fund           Fund

Cost of Purchases      $16,917,732  $  924,924    $20,127,832
Proceeds from sales                 $2,105,286    $19,873,916
---------------------------------------------------------------

6. Restricted Securities

Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value.

As of December 31, 2001, the Touchstone International Equity Fund held restricted securities valued at $232,452, representing 1.43% of net assets. Acquisition dates and cost of each are as follows:

                                Acquisition Date               Cost

Reliance Industries, 144A            4/11/01                  $160,845
Samsung Electronics, 144A            4/11/01                    75,747
----------------------------------------------------------------------
Total                                                         $236,592


As of December 31, 2001, the Touchstone High Yield Fund held restricted securities valued at $801,410, representing 4.45% of net assets. Acquisition date and cost of each are as follows:

  TOUCHSTONE VARIABLE SERIES TRUST

                                  Acquisition Date               Cost

AES Tiete, 144A                        5/15/01                  $200,000
Allegheny Technologies, 144A          12/13/01                   147,667
BRL Universal Equipment, 144A         10/23/01                   251,223
Ingles Markets, 144A                   12/4/01                    99,189
Magellan Health Services, 144A         5/23/01                   100,000
--------------------------------------------------------------------------------
Total                                                           $798,079


As of December 31, 2001, the Touchstone Bond Fund held restricted securities valued at $1,554,651 representing 4.46% of net assets. Acquisition dates and cost of each are as follows:

                                    Acquisition Date               Cost

Burlington Resources, 144A              11/20/01                $  515,187
France Telecom, 144A                    10/17/01                   371,514
Heinz (H.J.), 144A                      12/20/01                   664,424
--------------------------------------------------------------------------------
Total                                                           $1,551,125


As of December 31, 2001, the Touchstone Standby Income Fund held restricted securities valued at $4,944,749 representing 21.71% of net assets. Acquisition dates and cost of each are as follows:

                                     Acquisition Date               Cost

Bombardier Capital Inc., 144A             11/6/01                $  603,108
General Mills, 144A                      12/10/01                   338,450
Pinnacle West Capital, 144A              12/28/01                   985,507
Public Service Enterprise, 144A          12/18/01                   499,378
SCANA FRN, 144A                           1/31/01                 1,400,000
Tyco International Group, 144A           12/10/01                   768,685
Tyco International Group, 144A           12/20/01                   349,594
--------------------------------------------------------------------------------
Total                                                            $4,944,722


As of December 31, 2001, the Touchstone Money Market Fund held restricted securities valued at $1,499,928, representing 14.56% of net assets. Acquisition dates and cost of each are as follows:

                                     Acquisition Date               Cost

Fountain Square Funding, 144A            12/31/01                $  499,975
Giro Funding, 144A                       12/31/01                   499,977
Govco Funding, 144A                      12/31/01                   499,976
--------------------------------------------------------------------------------
Total                                                            $1,499,928


7. Other Information (Unaudited)

SHAREHOLDER VOTING RESULTS. A special meeting of shareholders of the Touchstone Variable Series Trust Emerging Growth Fund (the "Fund") was held on September 19, 2001 vote on a proposal listed below:

     o Proposal - Vote on the new Sub-advisory agreement between Touchstone Advisors, Inc. and TWC Investment Management Company.


                              Affirmative      Against          Abstain         Total
                                 % of           % of             % of           % of
                             shares voted   shares voted     shares voted    share voted

Proposal Results                94.12%          1.61%            4.27%         100.00%
---------------------------------------------------------------------------------------


  TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

8. Federal Tax Information (Unaudited)

At December 31, 2001 the following Funds had available, for Federal income tax purposes, unused capital losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until expiration.

                                                          Expiration
                                   Amounts                   Date

International Equity Fund      $7,461,637                 12/31/2009
Small Cap Value Fund              611,199                 12/31/2009
Growth/Value Fund                 234,260                 12/31/2009
Equity Fund                       652,868                 12/31/2009
Enhanced 30 Fund                  210,997                 12/31/2007
                                  117,855                 12/31/2008
                                  223,117                 12/31/2009
High Yield Fund                   357,539                 12/31/2007
                                1,305,003                 12/31/2008
                                    1,220                 12/31/2009
Bond Fund                       1,030,887                 12/31/2008
Standby Income Fund               104,320                 12/31/2007
                                   58,431                 12/31/2008
                                  104,616                 12/31/2009


From November 1, 2001 to December 31, 2001, the following Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2002:

                                     Amount

International Equity Fund          $1,913,606
Small Cap Value Fund                   81,042
Growth/Value Fund                     241,556
Equity Fund                           257,043
Growth & Income Fund                   51,398
Balanced Fund                          15,566
Standby Income Fund                    14,924
Money Market Fund                          22

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2001 qualified for the dividends received deduction, as follows:

                                     Amount

Enhanced 30 Fund                      100.00%
Value Plus Fund                        28.57%
Balanced Fund                          18.87%

Pursuant to Section 852 of the Internal Revenue Code, the Funds hereby designates as capital gain dividends for its taxable year ended December 31, 2001 as follows:

                                     Amount

Emerging Growth                    $2,944,481
Growth & Income                     1,050,057
Balanced                              315,170

  TOUCHSTONE VARIABLE SERIES TRUST

As of December 31, 2001 the components of distributable earnings on a tax basis were as follows:


                          Touchstone    Touchstone   Touchstone    Touchstone   Touchstone
                        International    Emerging     Small Cap     Growth/       Equity
                          Equity Fund   Growth Fund  Value Fund    Value Fund      Fund
Undistributed
Ordinary Income        $         --   $   598,864  $        --    $      --    $       --
Undistributed Long-
Term Gain (Loss)         (7,461,637)      579,595     (611,199)    (234,260)     (652,868)
Unrealized Appreciation
(Depreciation)           (3,770,231)    6,876,056   (2,635,177)    (447,160)     (162,592)
-------------------------------------------------------------------------------------------
Total                  $(11,231,868)  $ 8,054,515  $(3,246,376)   $(681,420)   $ (815,460)
-------------------------------------------------------------------------------------------


                          Touchstone    Touchstone   Touchstone    Touchstone   Touchstone
                           Enhanced     Value Plus    Growth &      Balanced    High Yield
                            30 Fund        Fund      Income Fund      Fund         Fund
Undistributed
Ordinary Income         $         5    $   29,268   $   485,665   $   49,541   $     5,231
Undistributed Long-
Term Gain (Loss)           (551,969)        1,861     1,022,242           --    (1,663,762)
Unrealized Appreciation
(Depreciation)             (715,934)       71,762     1,710,481    1,160,951    (2,751,033)
-------------------------------------------------------------------------------------------

Total                   $(1,267,898)    $ 102,891   $ 3,218,388   $1,210,492   $(4,409,564)
-------------------------------------------------------------------------------------------

                          Touchstone    Touchstone   Touchstone
                             Bond         Standby   Money Market
                             Fund       Income Fund     Fund
Undistributed
Ordinary Income         $  1,949,877   $      564    $       22
Undistributed Long-
Term Gain (Loss)          (1,030,887)    (267,367)           --
Unrealized Appreciation
(Depreciation)               254,111     (231,682)          (22)
----------------------------------------------------------------
Total                   $  1,173,101   $ (498,485)   $       --
----------------------------------------------------------------



As of December 31, 2001 the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to capital:

                                                            Accumulated
                                  Undistributed            Net Realized
                                 Net Investment              Gains on
                                     Income                 Investments

International Equity Fund           $(74,986)                  154,144
Emerging Growth Fund                 256,424                  (256,424)
Small Cap Value Fund                  49,103                        --
Growth/Value Fund                     19,673                        --
Equity Fund                           19,341                        --
Value Plus Fund                         (445)                      445
Growth & Income Fund                     (23)                      (49)
Balanced Fund                         95,910                   (95,490)
High Yield Fund                        8,128                    (8,128)
Bond Fund                             63,568                   (63,568)
Standby Income Fund                   59,544                   (59,544)

  TOUCHSTONE VARIABLE SERIES TRUST

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Touchstone Variable Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Touchstone Variable Series Trust (comprised of Small Cap Value Fund, Emerging Growth Fund, International Equity Fund, Growth/Value Fund, Equity Fund, Money Market Fund, High Yield Fund, Value Plus Fund, Growth & Income Fund, Enhanced 30 Fund, Balanced Fund, Bond Fund and Standby Income Fund) (the Funds) as of December 31, 2001, and for the Growth/Value Fund, Equity Fund and Money Market Fund, the related statements of operations, statements of changes in net assets and financial highlights for the eight-month period ended December 31, 2001, and for the Small Cap Value Fund, High Yield Fund, and Enhanced 30 Fund, the related statements of operations for the year ended December 31, 2001, the statements of changes in net assets for each of the two years in the period ended December 31, 2001, and the financial highlights for the eight-month period ended December 31, 1999, and each of the two years in the period ended December 31, 2001, and for the Emerging Growth Fund, International Equity Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund and Standby Income Fund, the related statements of operations for the year ended December 31, 2001, and the statements of changes in net assets for each of the two years in the period ended December 2001, and financial highlights for each of the three years in the period ended December 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  TOUCHSTONE VARIABLE SERIES TRUST

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Variable Series Trust at December 31, 2001, the results of their operations for the year or period then ended, and for the Growth/Value Fund, Equity Fund and Money Market Fund the changes in their net assets and their financial highlights for the eight-month period ended December 31, 2001, and for the Small Cap Value Fund, High Yield Fund and Enhanced 30 Fund the changes in their net assets for each of the two years in the period ended December 31, 2001, and their financial highlights for the eight-month period ended December 31, 1999 and for each of the two years in the period ended December 31, 2001, and for the Emerging Growth Fund, International Equity Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund and Standby Income Fund, the changes in their net assets for each of the two years in the period ended December 31, 2001, and their financial highlights for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
February 13, 2002

  TOUCHSTONE VARIABLE SERIES TRUST

MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is basic information regarding the Trustees and officers of the Touchstone Variable Series Trust (the "Trust"). The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 1-800-669-2796.

INTERESTED TRUSTEES:

   Name,          Position(s)   Term of Office1                                Number of Portfolios
  Address,         Held with       and Length       Principal Occupation(s)       in Fund Complex    Other Directorships
   and Age           Trust       of Time Served     During Past Five Years      Overseen by Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett2    Trustee       Since           President and Chief Executive Officer     13    Director and Vice Chairman
The Western                       December        of The Western and Southern Life                of Columbus Life Insurance
and Southern                      2000.           Insurance Company and Western-                  Company; Director of Eagle
Life Insurance                                    Southern Life Assurance Company;                Realty Group, Inc., Director
Company                                           Director and Vice Chairman of                   of the following public
400 Broadway                                      Columbus Life Insurance Company;                companies: The Andersons,
Cincinnati, OH                                    Director of Eagle Realty Group, Inc.            Inc., Convergys Corporation
Age: 52                                           and Chairman of Fort Washington                 and Fifth Third Bancorp.
                                                  Investment Advisors, Inc. Director of
                                                  the following public companies: The
                                                  Andersons, Inc., Convergys Corporation
                                                  and Fifth Third Bancorp.

Robert H. Leshner3  Trustee       Since           Managing Director of Fort Washington      34    Trustee of Countrywide
Fort Washington                   December        Investment Advisors, Inc. Until 1999, he        Funds, Touchstone Strategic
Investment                        2000.           was President and a Director of Fort            Trust, Touchstone Investment
Advisors, Inc.                                    Washington Brokerage Services, Inc.             Trust and Touchstone
420 East                                          (registered broker-dealer; formerly known       Tax-Free Trust.
Fourth Street                                     as Countrywide Investments, Inc.),
Cincinnati, OH                                    Integrated Fund Services, Inc. (registered
Age: 63                                           transfer agent, formerly known as
                                                  Countrywide Fund Services, Inc.) and
                                                  IFS Fund Distributors, Inc. (registered
                                                  broker-dealer; formerly known as CW
                                                  Fund Distributors, Inc.). He is also a
                                                  Trustee of Countrywide Funds, Touchstone
                                                  Strategic Trust, Touchstone Investment
                                                  Trust and Touchstone Tax-Free Trust.

Jill T. McGruder2   Trustee,      Elected in      Director of IFS Financial Services, Inc.   34   Director of IFS Financial
Touchstone          President     February 1999   (a holding company), Touchstone Advisors,       Services, Inc. (a holding
Advisors, Inc.      and Chief     - June 1999;    Inc. (the investment advisor of the Trust)      company), Touchstone
221 East            Executive     re-elected      and Touchstone Securities, Inc. (the            Advisors, Inc.  (the
Fourth Street       Officer       in December     principal underwriter of the Trust). She is     investment advisor of the
Cincinnati, OH                    2000.           a Senior Vice President of The Western          Trust) and Touchstone
Age: 46                                           and Southern Life Insurance Company and         Securities, Inc. (the principal
                                                  a Director of Capital Analysts Incorporated     underwriter of the Trust),
                                                  (a registered investment advisor and            Capital Analysts Incorporated
                                                  broker-dealer). She is also President and       (a registered investment
                                                  a Director of IFS Agency Services, Inc.         advisor and broker-dealer).
                                                  (insurance agency), IFS Insurance Agency,       She is also President and a
                                                  Inc., Fort Washington Brokerage Services,       Director of IFS Agency
                                                  Inc., IFS Fund Distributors, Inc. and a         Services, Inc. (insurance
                                                  Director of Integrated Fund Services, Inc.      agency), IFS Insurance
                                                  From March 1996 until December 1996,            Agency, Inc., Fort Washington
                                                  she was National Marketing Director of          Brokerage Services, Inc., IFS
                                                  Metropolitan Life Insurance Co. From            Fund Distributors, Inc. and
                                                  1991 until 1996, she was Vice President         a Director of Integrated
                                                  of IFS Financial Services, Inc. She is also     Fund Services, Inc. She is also
                                                  a Trustee of Touchstone Strategic Trust,        a Trustee of Touchstone
                                                  Touchstone Investment Trust and                 Strategic Trust, Touchstone
                                                  Touchstone Tax-Free Trust.                      Investment Trust and
                                                                                                  Touchstone Tax-Free Trust.


1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

2 Mr. Barrett and Ms. McGruder are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship with The Western and Southern Life Insurance Company and IFS Financial Services, Inc., respectively. Touchstone Advisors, Inc. (the "Advisor") serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Funds. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

3 Mr. Leshner is an "interested person" of the Trust because of his relationship with Ft. Washington Investment Advisors, Inc., which serves as a sub-advisor to the Trust.


  TOUCHSTONE VARIABLE SERIES TRUST

Disinterested Trustees:

   Name,          Position(s)   Term of Office1                                Number of Portfolios
  Address,         Held with       and Length       Principal Occupation(s)       in Fund Complex    Other Directorships
   and Age           Trust       of Time Served     During Past Five Years      Overseen by Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
J. Leland
Brewster II         Trustee       Since           Retired Partner of Frost & Jacobs LLP     13           N/A
c/o Touchstone                    December        (now known as Frost Brown Todd LLC)
Advisors, Inc.                    2000.           (a law firm).
221 East
Fourth Street
Cincinnati, OH
Age: 68

William O. Coleman  Trustee       Since           Retired Vice President of The Procter &   34          Director of LCA-Vision
c/o Touchstone                    June 1999.      Gamble Company and retired Trustee of                 (a laser vision correction
Advisors, Inc.                                    The Procter & Gamble Profit Sharing Plan              company). He is also a
221 East                                          and The Procter & Gamble Employee                     Trustee of Touchstone
Fourth Street                                     Stock Ownership Plan. He is a Director of             Strategic Trust, Touchstone
Cincinnati, OH                                    LCA-Vision (a laser vision correction                 Investment Trust and
Age: 72                                           company). He is also a Trustee of Touchstone          Touchstone Tax-Free Trust.
                                                  Strategic Trust, Touchstone Investment
                                                  Trust and Touchstone Tax-Free Trust.

Phillip R. Cox      Trustee       Since           President and Chief Executive Officer of   34         Director of the Federal
c/o Touchstone                    July 1994.      Cox Financial Corp. (a financial services             Reserve Bank of Cleveland;
Advisors, Inc.                                    company). He is a Director of the Federal             Broadwing, Inc. (a
221 East                                          Reserve Bank of Cleveland; Broadwing, Inc.            communications company);
Fourth Street                                     (a communications company); Cinergy                   Cinergy Corporation
Cincinnati, OH                                    Corporation (a utility company); Long                 (a utility company); Long
Age: 54                                           Stanton Manufacturing Company; and                    Stanton Manufacturing
                                                  University of Cincinnati. He was formerly             Company; and University
                                                  a Director of BDM International (an                   of Cincinnati. He is also a
                                                  information technology company) from                  Trustee of Touchstone
                                                  1996 to 1998 and PNC Bank from 1996 to                Strategic Trust, Touchstone
                                                  2000. He is also a Trustee of Touchstone              Investment Trust and
                                                  Strategic Trust, Touchstone Investment                Touchstone Tax-Free Trust.
                                                  Trust and Touchstone Tax-Free Trust.

H. Jerome Lerner    Trustee       Since           Principal of HJL Enterprises (a privately   34        Chairman of Crane
c/o Touchstone                    December        held investment company); Chairman of                 Electronics, Inc. (a
Advisors, Inc.                    2000.           Crane Electronics, Inc. (a manufacturer of            manufacturer of electronic
221 East                                          electronic connectors). He is also a Director         connectors). He is also a
Fourth Street                                     of The Peerless Group (manufacturers of               Director of The Peerless
Cincinnati, OH                                    bakery equipment) and Loveland Pet Foods              Group (manufacturers of
Age: 63                                           (a regional pet foods and pet supplies                bakery equipment) and
                                                  distributor). He is also a Trustee of                 Loveland Pet Foods (a
                                                  Touchstone Strategic Trust, Touchstone                regional pet foods and pet
                                                  Investment Trust and Touchstone                       supplies distributor). He is
                                                  Tax-Free Trust.                                       also a Trustee of Touchstone
                                                                                                        Strategic Trust, Touchstone
                                                                                                        Investment Trust and
                                                                                                        Touchstone Tax-Free Trust.

Oscar P. Robertson  Trustee       Since           President of Orchem, Inc. (a chemical       34        Trustee of Touchstone
c/o Touchstone                    December        specialties distributor) and Orpack Stone             Strategic Trust, Touchstone
Advisors, Inc.                    2000.           Corporation (a corrugated box                         Investment Trust and
221 East                                          manufacturer). He is also a Trustee of                Touchstone Tax-Free Trust.
Fourth Street                                     Touchstone Strategic Trust, Touchstone
Cincinnati, OH                                    Investment Trust and Touchstone
Age: 63                                           Tax-Free Trust.

Nelson Schwab, Jr.  Trustee       Since           Senior Counsel of Graydon, Head & Ritchey   34       Director of Rotex, Inc.,
c/o Touchstone                    June 1999.      (a law firm). He is a Director of Rotex, Inc.,       (a closely held company
Advisors, Inc.                                    (a closely held company engaged in the               engaged in the manufacturing
221 East                                          manufacturing and sale of sifting products)          and sale of sifting products)
Fourth Street                                     and The Ralph J. Stolle Company (a closely           and The Ralph J. Stolle
Cincinnati, OH                                    held company engaged in real estate                  Company (a closely held
Age: 83                                           development and the manufacturing and sale           company engaged in real
                                                  of aluminum and metal products). He is also a        estate development and the
                                                  Trustee of Touchstone Strategic Trust, Touchstone    manufacturing and sale of
                                                  Investment Trust and Touchstone Tax-Free Trust.      aluminum and metal
                                                                                                       products). He is also a
                                                                                                       Trustee of Touchstone
                                                                                                       Strategic Trust, Touchstone
                                                                                                       Investment Trust and
                                                                                                       Touchstone Tax-Free Trust.

Robert E. Stautberg Trustee       Since           Retired Partner of KPMG LLP (a certified     34       Trustee of Touchstone
c/o Touchstone                    July 1994.      public accounting firm). He is a Development          Strategic Trust, Touchstone
Advisors, Inc.                                    Director of St. Xavier High School. He is also        Investment Trust and
221 East                                          a Trustee of Touchstone Strategic Trust,              Touchstone Tax-Free Trust.
Fourth Street                                     Touchstone Investment Trust and Touchstone
Cincinnati, OH                                    Tax-Free Trust.
Age: 67

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.


  TOUCHSTONE VARIABLE SERIES TRUST

Principal Officers:

   Name,          Position(s)   Term of Office1                                Number of Portfolios
  Address,         Held with       and Length       Principal Occupation(s)       in Fund Complex    Other Directorships
   and Age           Trust       of Time Served     During Past Five Years      Overseen by Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder    President     Since           See information under "Interested           N/A            N/A
                    and Chief     February        Trustees."
                    Executive     1999.
                    Officer

Maryellen Peretzky  Vice          Since           Senior Vice President and Secretary of      N/A            N/A
Touchstone          President     June 2000.      Fort Washington Brokerage Services,
Advisors, Inc.                                    Inc. (registered broker-dealer), Integrated
221 East                                          Fund Services, Inc. (registered transfer agent)
Fourth Street                                     and IFS Fund Distributors, Inc. (registered
Cincinnati, OH                                    broker-dealer). She is Assistant Secretary of
Age: 49                                           Fort Washington Investment Advisors, Inc.
                                                  and is also Vice President of
                                                  Touchstone Investment Trust,
                                                  Touchstone Strategic Trust and
                                                  Touchstone Tax-Free Trust.

Terrie A.
Wiedenheft          Controller    Since           Senior Vice President, Chief Financial       N/A           N/A
Touchstone                        June 2000.      Officer and Treasurer of Integrated Fund
Advisors, Inc.                                    Services, Inc. (registered transfer agent),
221 East                                          IFS Fund Distributors, Inc. (registered
Fourth Street                                     broker-dealer) and Fort Washington
Cincinnati, OH                                    Brokerage Services, Inc. (registered broker-
Age: 39                                           dealer). She is Chief Financial Officer of IFS
                                                  Financial Services, Inc. (a holding company),
                                                  Touchstone Advisors,Inc. (the investment
                                                  advisor of the Trust) and Touchstone
                                                  Securities, Inc. (the principal underwriter of
                                                  the Trust) and Assistant Treasurer of Fort
                                                  Washington Investment Advisors, Inc. She is
                                                  also Controller of Touchstone Strategic
                                                  Trust, Touchstone Investment Trust and
                                                  Touchstone Tax-Free Trust.

James J. Vance      Treasurer     Since           Vice President and Treasurer of The           N/A           N/A
The Western                       September       Western and Southern Life Insurance
and Southern                      1997.           Company. He is also Treasurer of Western-
Life Insurance                                    Southern Life Assurance Company,
Company                                           Columbus Life Insurance Company, Eagle
400 Broadway                                      Realty Group, Inc. ( a real estate company)
Cincinnati, OH                                    and Ft. Washington Investment Advisors, Inc.
Age: 40

Scott A. Englehart  Assistant     Since           President of Integrated Fund Services, Inc.    N/A        N/A
Touchstone          Treasurer     December        (registered transfer agent). From 1998 until
Advisors, Inc.                    2000.           2000, he was a Director, Transfer Agency and
221 East                                          Mutual Fund Distribution for Nationwide
Fourth Street                                     Advisory Services (an investment advisor).
Cincinnati, OH                                    From 1990 until 1998, he was Vice President,
Age: 39                                           Client Services for BISYS Fund Services
                                                  (registered transfer agent).
                                                  He is also Treasurer of
                                                  Touchstone Tax-Free Trust and
                                                  Touchstone Strategic Trust.

Tina D. Hosking     Secretary     Since           Vice President and Managing Attorney of        N/A        N/A
Touchstone                        June 2000.      Integrated Fund Services, Inc. (registered
Advisors, Inc.                                    transfer agent) and IFS Fund Distributors,
221 East                                          Inc. (registered broker-dealer). She is also
Fourth Street                                     Secretary of Touchstone Investment Trust,
Cincinnati, OH                                    Touchstone Strategic Trust and Touchstone
Age: 33                                           Tax-Free Trust. Ms. Hosking also holds similar
                                                  positions for certain unaffiliated investment
                                                  companies for which Integrated Fund
                                                  Services, Inc. serves as an administrator.


1 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

NOTES

NOTES

84